   As filed with the Securities and Exchange Commission on November 24, 2008.

                                                     Registration No. 333-148426
                                                              File No. 811-08260

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 [X]

                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 4

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 29 [x]

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                          CUNA MUTUAL INSURANCE SOCIETY
                               (Name of Depositor)
                                2000 Heritage Way
                               Waverly, Iowa 50677
              (Address of Depositor's Principal Executive Offices)
                  Depositor's Telephone Number: (319) 352-4090

                             Kerry A. Jung, Esquire
                          CUNA Mutual Insurance Society
                             5910 Mineral Point Road
                                Madison, WI 53705
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)

[X]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ]  on (date) pursuant to paragraph (b) of Rule 485.

[ ]  60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ]  on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Units of interest in a Variable Account under individual flexible premium deferred variable annuity contracts.

The statement of additional information filed in Post-Effective Amendment No. 1 on April 25, 2008 is incorporated by reference.

================================================================================

PROSPECTUS                                                     NOVEMBER 24, 2008



                         MEMBERS(R) VARIABLE ANNUITY III
              A FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                                    ISSUED BY
                          CUNA MUTUAL INSURANCE SOCIETY



Inside this Prospectus, you will find basic information about the Contract and the Variable Account you should know before investing. Please read it carefully and keep it for future reference. The Company may sell the Contract to individuals, or in connection with retirement plans, including plans that qualify for special federal tax treatment under the Code.



The Contract offers you the opportunity to accumulate Contract Value and provides for the payment of annuity benefits. Under certain conditions, you may also to elect to have an additional payment, called a Purchase Payment Credit, added to your Contract Value, for each purchase payment you make. The overall expenses of a Contract with Purchase Payment Credits may be higher than a Contract that does not have Purchase Payment Credits. You should know that over time and under certain circumstances (such as an extended period of poor market performance), the costs associated with the Purchase Payment Credits may exceed the sum of the Purchase Payment Credits and any related earnings. You should consider this possibility before electing that optional benefit.


You may allocate your purchase payments, Contract Value Increase Enhancements (additional amounts automatically added to your Contract Value by the Company if your cumulative Net Purchase Payments equal or exceed $500,000), and Purchase Payment Credits, if any, to any Subaccount. The investment performance of the mutual fund portfolios underlying the Subaccounts you select will affect the Contract Value to the Payout Date and will affect the size of variable Income Payments after the Payout Date. You bear the entire investment risk on any amounts you allocate to the Variable Account. The following mutual funds are available through the Subaccounts:

AIM VARIABLE INSURANCE FUNDS

-    AIM V.I. Global Real Estate II - Series II


FRANKLIN TEMPLETON INSURANCE PRODUCTS TRUST


-    Franklin High Income Securities Class 4

-    Franklin Income Securities Class 4

-    Mutual Discovery Securities Class 4

OPPENHEIMER VARIABLE ACCOUNT FUNDS

-    Oppenheimer International Growth Fund(R)/VA

-    Oppenheimer Main Street Small Cap Fund(R)/VA

-    Oppenheimer Main Street Fund(R)/VA

PIMCO VARIABLE INSURANCE TRUST

-    PIMCO CommodityRealReturn(TM) Strategy Portfolio

-    PIMCO Total Return Portfolio

-    PIMCO Global Bond Portfolio (unhedged)

ULTRA SERIES FUND

-    Conservative Allocation Fund

-    Moderate Allocation Fund

-    Aggressive Allocation Fund

-    Money Market Fund

-    Bond Fund

-    High Income Fund

-    Diversified Income Fund

-    Large Cap Value Fund

-    Large Cap Growth Fund

-    Mid Cap Value Fund

-    Mid Cap Growth Fund

-    Small Cap Value Fund

-    Small Cap Growth Fund

-    International Stock Fund

-    Global Securities Fund

VAN KAMPEN LIFE INVESTMENT TRUST

-    Van Kampen Life Investment Trust Mid Cap Growth Portfolio Class II Shares

-    Van Kampen Life Investment Trust Growth and Income Portfolio Class II
     Shares

This Prospectus is accompanied by a current prospectus for these mutual funds.

The Statement of Additional Information ("SAI") contains additional information about the Contract and the Variable Account. You will find its table of contents on the last page of this Prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain a copy of the SAI dated May 1, 2008 free of charge by contacting the Company. Additionally, the SEC maintains a website at http://www.sec.gov that contains the SAI and other information.

Investment in a variable annuity contract is subject to risks, including the possible loss of money. Unlike credit union and bank accounts, money invested in the Variable Account is not insured. Money in the Variable Account is not deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.

CUNA BROKERAGE SERVICES, INC. ("CUNA BROKERAGE") SERVES AS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE CONTRACT. MORE INFORMATION ABOUT CUNA BROKERAGE IS AVAILABLE AT http://www.finra.org THROUGH FINRA'S BROKERCHECK ONLINE TOOL OR BY CALLING 1-800-289-9999.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


DEFINITIONS................................................................    1

EXPENSE TABLES.............................................................    3
   Owner Transaction Expenses..............................................    3
   Periodic Charges other than Fund Expenses...............................    3
   Range of Expenses for the Funds.........................................    4
   Examples of Maximum Charges.............................................    5

SUMMARY....................................................................    6
   The Contract............................................................    6
   Charges and Deductions..................................................    9
   Payout Provisions.......................................................   10
   Federal Tax Status......................................................   10

CUNA MUTUAL INSURANCE SOCIETY, CUNA MUTUAL VARIABLE ANNUITY ACCOUNT,
AND THE FUNDS..............................................................   11
   CUNA Mutual Insurance Society...........................................   11
   CUNA Mutual Variable Annuity Account....................................   11
   The Underlying Funds....................................................   11
   AIM Variable Insurance Funds............................................   12
   Franklin Templeton Insurance Products Trust.............................   12
   Oppenheimer Variable Account Funds......................................   12
   PIMCO Variable Insurance Trust..........................................   12
   The Ultra Series Fund...................................................   12
   Van Kampen Life Investment Trust........................................   13
   Availability of Funds...................................................   13
   Servicing Fees..........................................................   13
   Voting Rights...........................................................   14
   Material Conflicts......................................................   14
   Substitution of Securities..............................................   14
   The Fixed Account.......................................................   14

DESCRIPTION OF THE CONTRACT................................................   18
   Issuance of a Contract..................................................   18
   Right to Examine........................................................   18
   Classes.................................................................   18
   Purchase Payments.......................................................   18
   Contract Value Increase Enhancement.....................................   19
   Purchase Payment Credits................................................   20
   Allocation of Purchase Payments.........................................   21
   Contract Value..........................................................   23
   Transfer Privileges.....................................................   24
   Surrenders (Redemptions) and Partial
   Withdrawals.............................................................   26
   Contract Loans..........................................................   27
   Death Benefit Before the Payout Date....................................   28

MISCELLANEOUS MATTERS......................................................   29
   Payments................................................................   29
   Modification............................................................   29
   Reports to Owners.......................................................   30
   Change of Address Notification..........................................   30
   Inquiries...............................................................   30

INCOME PAYOUT OPTIONS......................................................   30
   Payout Date and Proceeds................................................   30
   Election of Income Payout Options.......................................   30
   Fixed Income Payments...................................................   30
   Variable Income Payments................................................   31
   Description of Income Payout Options....................................   31
   Death Benefit After the Payout Date.....................................   33

CHARGES AND DEDUCTIONS.....................................................   33
   Mortality and Expense Risk Charges......................................   33
   Administrative Charge...................................................   33
   Fund Expenses...........................................................   33
   Surrender Charge (Contingent Deferred Sales Charge).....................   33
   Annual Contract Fee.....................................................   35
   Transfer Processing Fee.................................................   35
   Duplicate Contract Charge...............................................   35
   Premium Taxes...........................................................   35
   Other Taxes.............................................................   35
   Loan Interest Charge....................................................   35
   Enhanced Death Benefit Rider Charges....................................   35
   Endorsement Charges.....................................................   36
   Guaranteed Living Benefit Charges.......................................   36
   Additional Information..................................................   36

OPTIONAL DEATH BENEFITS....................................................   36
   3% Annual Guarantee Death Benefit.......................................   37
   Earnings Enhanced Death Benefit Rider...................................   37
   Spouse Beneficiary Death Benefit Rider..................................   38

AVAILABLE CONTRACT ENDORSEMENTS............................................   39
   Income Payment Increase Endorsement.....................................   39
   Loan Account Endorsement................................................   39
   Change of Annuitant Endorsement.........................................   39
   Spousal Continuation Endorsement........................................   39

OPTIONAL BENEFIT RIDERS....................................................   40
   Income Protector........................................................   41
   Principal Protector.....................................................   49

DISTRIBUTION OF THE CONTRACT...............................................   53

FEDERAL TAX MATTERS........................................................   54
   Introduction............................................................   54
   Tax Status of the Contract..............................................   54
   Taxation of Annuities...................................................   55
   Separate Account Charges................................................   57
   Transfers, Assignments, or Exchanges of a Contract......................   57

   Withholding.............................................................   57
   Multiple Contracts......................................................   57
   Taxation of Qualified Plans.............................................   57
   Possible Charge for the Company's Taxes.................................   59
   Other Tax Consequences..................................................   59

LEGAL PROCEEDINGS..........................................................   60

COMPANY HOLIDAYS...........................................................   60

FINANCIAL STATEMENTS.......................................................   60

Appendix A Financial Highlights ..........................................   A-1

Appendix B Examples of Guaranteed Minimum Death Benefit and Optional Death
Benefits ..................................................................  B-1

Appendix C Examples of Guaranteed Lifetime Withdrawal Benefit and
Guaranteed Minimum Accumulation Benefit Riders Generally Issued After
November 24, 2008 .........................................................  C-1

Appendix D Guaranteed Minimum Withdrawal Benefit Riders Generally Issued
After October 28, 2007 But Before November 24, 2008 .......................  D-1

Appendix E Guaranteed Minimum Withdrawal Benefit Riders Generally
Issued After October 29, 2006 But Before October 29, 2007 .................  E-1

Appendix F Guaranteed Minimum Withdrawal Benefit Riders Issued Before
October 30, 2006 ..........................................................  F-1

Appendix G Guaranteed Minimum Accumulation Benefit Riders Generally
Issued After October 29, 2006 But Before November 24, 2008 ................  G-1

Appendix H Guaranteed Minimum Accumulation Benefit Riders Issued Before
October 30, 2006 ..........................................................  H-1

Statement of Additional Information Table of Contents .....................  S-1

                                   DEFINITIONS

ACCUMULATION UNIT

A unit of measure used to calculate Variable Contract Value.

ANNUITANT

The person or persons named in the application and on whose life the first Income Payment is to be made. No more than two Annuitants may be named. Only spouses may be joint annuitants, unless otherwise allowed by state law. Provisions referring to the death of an Annuitant mean the death of the last surviving Annuitant.

BENEFIT ALLOCATION MODEL means one or more specific investment options or purchase payment allocation models that the Company will use to provide the guarantee under Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit riders.

BENEFIT BASIS

The Benefit Basis is the amount upon which your Guaranteed Minimum Accumulation Benefit ("GMAB") or Guaranteed Lifetime Withdrawal Benefit ("GLWB") is based. It should not be confused with your Contract Value or Surrender Value.

BENEFICIARY

The person or persons to whom the proceeds payable on the death of an Annuitant will be paid.

CODE

The Internal Revenue Code of 1986, as amended.

CONTRACT ANNIVERSARY

The same date in each Contract Year as the Contract Issue Date.


COMPANY



CUNA Mutual Insurance Society.



CONTRACT



MEMBERS Variable Annuity III.


CONTRACT ISSUE DATE

The date shown on the Data Page of the Contract which is also used to determine Contract Years and Contract Anniversaries.

CONTRACT VALUE

The total amount invested under the Contract. It is the sum of the Variable Contract Value, the Fixed Contract Value, the Purchase Payment Credits, if applicable, and the value in the Loan Account.

CONTRACT VALUE INCREASE ENHANCEMENT

An amount the Company will add to an Owner's Contract Value when the Owner makes a purchase payment and the Owner's cumulative Net Purchase Payments equal or exceed $500,000.

CONTRACT YEAR

A twelve-month period beginning on a Contract Anniversary.








DATA PAGES



Pages attached to your Contract that describe certain terms applicable to your specific Contract.


DUE PROOF OF DEATH

Proof of death satisfactory to the Company. Such proof may consist of the following if acceptable to the Company:

     (a)  a certified copy of the death record;

     (b)  a certified copy of a court decree reciting a finding of death;

     (c)  any other proof satisfactory to the Company.

FIXED ACCOUNT

An account under the Contract funded by the General Account. It is not part of or dependent upon the investment performance of the Variable Account.

FIXED AMOUNT

Any portion of Fixed Contract Value (including interest thereon) allocated to a particular Fixed Period with a particular expiration date, less any withdrawals (including any applicable market value adjustments and surrender charges) or transfers.

FIXED CONTRACT VALUE

The value of the Contract Value (including any Contract Value Increase Enhancement and Purchase Payment Credit) in the Fixed Account.

FIXED PERIOD

An investment option under the Fixed Account with a specific number of years for which the Company agrees to credit a particular effective annual interest rate.

FUND

An investment portfolio of an open-end management investment company or unit investment trust in which a Subaccount invests.

GENERAL ACCOUNT

The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.

HOME OFFICE

The Company's principal office at 2000 Heritage Way, Waverly, Iowa 50677. The telephone number is 1-800-798-5500.

INCOME PAYMENT

One of several periodic payments made by the Company to the Payee under an Income Payout Option.

INCOME PAYOUT OPTION

The form of Income Payments selected by the Owner under the Contract.

LOAN ACCOUNT

For any Contract, a portion of the Company's General Account to which Variable Contract Value or Fixed Contract Value is transferred to provide collateral for any loan taken under the Contract.

LOAN AMOUNT

The sum of your loan principal plus any accrued loan interest.

MAILING AGENT


Company hired by CUNA Mutual Insurance Society to receive, process and submit requests for variable life and variable annuity products to the life insurance company. Currently, the mailing agent is Pitney Bowes located at 2000 Heritage Way, Waverly, IA 50677.


MINIMUM CHARGE PERIOD

The minimum period of time before you may terminate one of of the living benefit riders without continuing to pay the annual charge (to the extent allowed by your state). If you transfer out of an available Benefit Allocation Model, you will still have to pay the annual charge until the end of the minimum charge period, unless otherwise prohibited by applicable law or you terminate the Contract.

NET PURCHASE PAYMENT

A purchase payment less any deduction for applicable premium expense charges.

OWNER

The person(s) (or entity) ("you") who own(s) the Contract and who is (are) entitled to exercise all rights and privileges provided in the Contract. After the Payout Date, the Payee is the Owner.

PAYEE


The person (or entity), or any successor, receiving Income Payments during the Payout Period. The Annuitant is the Payee unless the Owner specifies otherwise.


PAYOUT DATE

The date when Income Payments will begin if the Annuitant is still living. The anticipated Payout Date is shown on your Contract's data page.

PAYOUT PROCEEDS

The Contract Value less any Loan Amount, less any premium taxes, less a pro-rated portion of the annual Contract fee, plus or minus any applicable market value adjustment, less any applicable rider charges and any applicable surrender charges as of the Payout Date. This is the amount applied to Income Payments under one of the Income Payout Options.

PURCHASE PAYMENT CREDITS


An amount the Company will add to an Owner's Contract Value if the Owner elects to receive Purchase Payments Credits when the Owner makes a purchase payment. The amount will vary based on cumulative Net Purchase Payments made. The Purchase Payment Credit Endorsement is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit.


QUALIFIED CONTRACT

A Contract that is issued in connection with retirement plans that qualify for special federal income tax treatment under Section(s) 401, 403(b), 408, 408A or 457 of the Code.

SUBACCOUNT

A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

SUBACCOUNT VALUE

Before the Payout Date, that part of any Net Purchase Payment, Contract Value Increase Enhancement and Purchase Payment Credit, allocated to the Subaccount plus any Contract Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses (realized or unrealized), and decreased by withdrawals (including any applicable surrender charges, administrative fee, any charge for riders or premium taxes) and any Contract Value transferred out of that Subaccount.

SURRENDER VALUE

The Contract Value less any applicable surrender charges, market value adjustment, premium expense charges not previously deducted, annual Contract fee, any charge for riders and Loan Amount.

VALUATION DAY

For each Subaccount, each day that the New York Stock Exchange is open for business except days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD

The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT

CUNA Mutual Variable Annuity Account.

VARIABLE CONTRACT VALUE

The sum of the Subaccount Values.

WRITTEN REQUEST

A request in writing and in a form satisfactory to the Company which is signed by the Owner and received by the Mailing Agent. A Written Request may also include a telephone or fax request for specific transactions that are made as allowed under the terms of an executed telephone or fax authorization, with original signature, on file at the Home Office.

                                 EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, make partial withdrawals from or fully surrender the Contract, or transfer Contract Value between the Subaccounts and/or the Fixed Account. This table also includes the charges that would be paid for exercising the benefits provided by the optional endorsements. State premium taxes that currently range from 0% to 3.50% may also be deducted.

OWNER TRANSACTION EXPENSES


Sales Load on Purchase Payment                                                   None
                                                                   ---------------------------------
                                                                   B-Share Class/   Purchase Payment
MAXIMUM SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE) AS A    L-Share Class       Credit(1)
PERCENTAGE OF PURCHASE PAYMENTS SURRENDERED OR WITHDRAWN               8.00%(2)         9.00%(2)
----------------------------------------------------------------   --------------   ----------------
Transfer Processing Fee                                                   $10 per transfer(3)
Duplicate Contract Charge                                                 $30
Loan Interest Spread                                                       3.50%(4)
Research Fee                                                              $50
Charges for Optional Endorsements:
   Change of Annuitant Endorsement                                        $150(5)
   Income Payment Increase Endorsement                                    $150(6)



The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract. You may not purchase a Guaranteed Minimum Accumulation Benefit together with either a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Withdrawal Benefit on the same Contract. You may not purchase an optional death benefit rider together with the Guaranteed Lifetime Withdrawal Benefit with Minimum Guarantee Death Benefit. IF A CURRENT GUARANTEED LIFETIME WITHDRAWAL BENEFIT OR GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER YOU CHOOSE IS NOT APPROVED IN YOUR STATE OR YOUR APPLICATION FOR A RIDER IS DATED PRIOR TO NOVEMBER 24, 2008, THE MOST RECENTLY APPROVED VERSION OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT OR GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER, AS APPLICABLE, WITH DIFFERENT CHARGES MAY BE ISSUED. INFORMATION REGARDING PRIOR VERSIONS OF THOSE RIDERS, INCLUDING THEIR CHARGES, CAN BE FOUND IN THE TABLE BELOW AND IN THE APPENDICES TO THIS PROSPECTUS.


PERIODIC CHARGES OTHER THAN FUND EXPENSES


Annual Contract Fee                                                                            $30 per Contract Year(7)
-------------------                                                                       ---------------------------------
Variable Account Annual Expenses
 (as a percentage of average Variable Contract Value):
                                                                                                                  Purchase
                                                                                          B-Share     L-Share     Payment
                                                                                           Class       Class     Credits(1)
                                                                                          -------   ----------   ----------
                                                                                           1.15%       1.65%        1.60%
   Mortality and Expense Risk Charge                                                       0.15%       0.15%        0.15%
   Administrative Charge                                                                   ----        ----         ----
   Total Variable Account Annual Expenses                                                  1.30%       1.80%        1.75%

Annual Charges for Optional Riders and Endorsements(8)
   Maximum Anniversary Value Death Benefit (as a percentage of average monthly                         0.15%
   Contract Value for the prior Contract Year)
   3% Annual Guarantee Death Benefit (as a percentage of average monthly Contract Value                0.20%
   for the prior Contract Year)

   Earnings Enhanced Death Benefit rider (as a percentage of average monthly Contract                  0.30%
   Value for the prior Contract Year)
   Spouse Beneficiary Death Benefit rider (as a percentage of average monthly Contract                 0.05%
   Value for the prior Contract Year)
   Guaranteed Lifetime Withdrawal Benefit rider issued after November 24, 2008 (as a percentage of average daily Benefit Basis for the prior Contract Year) (17)
      With Minimum Guarantee Death Benefit                                                             1.75%(9)
      Converted from Minimum Accumulation Benefit rider                                                1.75%(10)

   Guaranteed Minimum Withdrawal Benefit rider issued after October 28, 2007 but before
   November 24, 2008 (as a percentage of average monthly Contract Value for the prior
   Contract Year)
      With Minimum Guarantee Death Benefit                                                             1.00%(11)
      With Maximum Anniversary Death Benefit                                                           1.15%(12)
      Converted from Minimum Accumulation Benefit rider                                                1.00%(13)

   Guaranteed Minimum Withdrawal Benefit rider issued after October 29, 2006 but before                1.00%(14)
   October 29, 2007 (as a percentage of average monthly Contract Value for the prior
   Contract Year)

   Guaranteed Minimum Accumulation Benefit rider issued after November 24, 2008 (as a                  1.75%(15)
   percentage of average daily Benefit Basis for the prior Contract Year) (17)

   Guaranteed Minimum Accumulation Benefit rider issued after October 29, 2006 but                     1.00%(16)
   before November 24, 2008 (as a percentage of average monthly Contract Value for the prior Contract Year)



The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectuses for the Funds.


RANGE OF EXPENSES FOR THE FUNDS


                                                                      MINIMUM         MAXIMUM
                                                                      -------         -------
TOTAL ANNUAL FUND OPERATING EXPENSES (total of all expenses that       0.46%     -     1.39%
are deducted from Fund assets, including management fees, and other expenses)


The expenses used to prepare this table were provided to the Company by the Funds. The expenses shown reflect the highest and lowest expenses incurred for the year ended December 31, 2007, rounded to the nearest one hundredth of one percent. Current or future expenses may be greater or less than those shown. The table showing the range of expenses for the portfolios takes into account the expenses of several Ultra Series Fund allocation portfolios that are "fund of funds." A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios, including exchange traded funds (each such portfolio, an "Acquired Fund"). Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, the Company took into account the information received from the Ultra Series Fund on the combined actual expenses for each of the "fund of funds" and the portfolios in which it invests. (The combined expense information includes the pro rata portion of the fees and expenses incurred indirectly by an Ultra Series Fund allocation portfolio as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for the Ultra Series Fund for a presentation of the applicable Acquired Fund fees and expenses.


(1) The Purchase Payment Credit Endorsement is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit.



(2) The surrender charge declines to 0% after the purchase payment has been in the Contract for seven years for the B-Share Class and for the B-Share Class with Purchase Payment Credits elected. The surrender charge declines to 0% after the purchase payment has been in the Contract for four years for the L-Share Class. For Contracts issued in connection with plans qualified under Section 457(f) of the Code choosing the B-Share class, the surrender charge will be based on the Contract Year and not on how long the purchase payment has been in the Contract.



(3)  The Company currently does not impose this fee.



(4) The Loan Interest Spread is the difference between the amount of interest the Company charges you for a loan (at an effective annual rate of 6.50%) and the amount of interest the Company credits to the Loan Account (currently, an effective annual rate of 4.50%), guaranteed to be at least an effective annual rate of 3.00%. The current loan spread is 2.00%.



(5) There is currently no charge for the change of annuitant endorsement. However, if you exercise the right provided by this endorsement during the first two Contract Years, the Company reserves the right to charge up to $150 for expenses incurred. This fee will be deducted from Contract Value on a pro-rata basis.



(6) There is currently no charge for the Income Payment Increase Endorsement; however, the Company reserves the right to charge up to $150 if the option provided by this endorsement is utilized.



(7) The annual contract fee is currently waived if the Contract Value is $50,000 or more.



(8) These rider fees are deducted from Contract Value on Contract Anniversary or at the time of surrender, death, or rider termination. Fees for each of these riders are not deducted until the first Contract Anniversary if the rider is elected at contract issue.



(9) The Company currently charges 0.70% for the Guaranteed Lifetime Withdrawal Benefit with Minimum Guarantee Death Benefit rider issued after November 24, 2008. The current charges are guaranteed for the benefit period. They will not change unless you choose to step-up your benefit.



(10) The Company currently charges 0.70% for riders issued after November 24, 2008 as conversions from the Guaranteed Minimum Accumulation Benefit. The current charges are guaranteed for the benefit period. They will not change unless you choose to step-up your benefit.



(11) The Company currently charges 0.65% for the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit rider issued after October 28, 2007 but before November 24, 2008. The current charges are guaranteed for the benefit period. They will not change unless you choose to step-up your benefit.



(12) The Company currently charges 0.80% for the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Value Death Benefit rider issued after October 28, 2007 but before November 24, 2008. The current charges are guaranteed for the benefit period. They will not change unless you choose to step-up your benefit.



(13) The Company currently charges 0.65% for riders issued after October 28, 2007 but before November 24, 2008 as conversions from the Guaranteed Minimum Accumulation Benefit. The current charges are guaranteed for the benefit period. They will not change unless you choose to step-up your benefit.



(14) The current charge for Guaranteed Minimum Withdrawal Benefit riders issued after October 29, 2006 but before October 29, 2007 is 0.60%. This charge is guaranteed for the benefit period. It will not change unless you elect to step-up your benefit.



(15) The current charge for Guaranteed Minimum Accumulation Benefit riders issued after November 24, 2008 is 0.65%. This current charge is guaranteed for the benefit period. It will not change unless you elect to step-up your benefit or renew your benefit period.



(16) The current charge for Guaranteed Minimum Accumulation Benefit riders issued after October 29, 2006 but before November 24, 2008 is 0.50%. This current charge is guaranteed for the benefit period. It will not change unless you elect to step-up your benefit or renew your benefit period.



(17) At issue, Benefit Basis is equal to your initial Net Purchase Payment.


EXAMPLES OF MAXIMUM CHARGES


These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Examples show the maximum costs of investing in the Contract, including surrender charges, the annual Contract fee (after being converted into a percentage), the total Variable Account annual expenses for the L-Share Class, the 3% Annual Guaranteed Death Benefit, the Maximum Anniversary Value Death Benefit, the Earnings Enhanced Death Benefit, the Guaranteed Minimum Accumulation Benefit charge and the maximum Annual Fund Operating Expenses for the year ended December 31, 2007. These costs reflect the most expensive combination of Contract charges for this period.


The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract (or you annuitize the Contract under Income Payment Option 2A (with fixed Income Payments) or Options 3-8) at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,280    $2,210    $2,767    $5,449

(2) If you do not surrender your Contract (or you annuitize the Contract under Income Payout Option 2A (with fixed Payments) or Options 3-8) at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $560     $670      $767      $5,449

The Examples are illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples.

The Examples provided above assume that no transfer charges, premium taxes, or market value adjustments have been assessed.


For purposes of the Fee Table and Examples, the Company assumes that the Contract is owned before the Payout Date. Different fees and charges apply after the Payout Date. (See CHARGES AND DEDUCTIONS.)


APPENDIX A TO THE PROSPECTUS PROVIDES CERTAIN FINANCIAL INFORMATION CONCERNING THE SUBACCOUNTS, INCLUDING INFORMATION ABOUT ACCUMULATION UNIT VALUES.

                                     SUMMARY

The following section summarizes certain provisions that the Company describes in more detail later in the Prospectus.

THE CONTRACT

Issuance of a Contract. The Company issues Contracts to individuals or to employers or other groups in connection with retirement plans.

Right to Examine Period. You have the right to return the Contract within 10 days after you receive it. If you return it during this period, the Company will return the Contract Value less any Purchase Payment Credits, if applicable. Contract Value means you bear the investment risk of investing in the Subaccounts from the issue date to the date the Contract is taken off the Company's books. Depending upon the investment performance of the Subaccounts you select, you may lose money. However, if you elect to receive Purchase Payments Credits, your refunded amount will equal one of the following amounts:


     (i) if your Contract Value has increased or has stayed the same, your refund will equal your Contract Value, minus any Purchase Payment Credits, but plus any charges the Company deducted before the date of the returned Contract;



     (ii) if your Contract Value has decreased, your refund will equal your Account Value, minus any Purchase Payment Credits, but plus any charges the Company deducted on or before the date the Company received the returned Contract and plus any investment loss, including any charges made by the Funds, attributable to the Purchase Payment Credits as of the date the Company receives the returned Contract; or



     (iii) if greater than (i) or (ii) and required by the law of your state, your purchase payments minus any withdrawals you previously made.



This means you receive any gains and the Company bears any losses attributable to the Purchase Payment Credits during the Right to Examine Period.



You bear the investment risk of investing in the Subaccounts during the Right to Examine Period. Depending on the investment performance of the Subaccounts you select, you may lose money.



The Company has obtained exemptive relief from the Securities and Exchange Commission that allows it to recapture any Purchase Payment Credits applied to your Contract if you surrender during the Right to Examine Period so that you will receive Contract Value less any Purchase Payment Credits on the date the Home Office receives the Written Request, or if greater and required by the law of your state, purchase payments minus any withdrawals you previously made.



Purchase Payments. Generally, you must make payments totaling $5,000 within the first 12 months of the Contract. Certain Qualified Contracts, Contracts exchanged pursuant to Section 1035 of the Code, and Contracts sold to employees of the Company and its affiliates have lower minimum purchase amounts. Unless you pay the minimum purchase amount in full at the time of application, an automatic purchase payment plan must be established resulting in the minimum purchase amount being paid before the end of the first 12 months after the Contract Issue Date. The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. The Company reserves the right not to accept certain purchase payments. Further, the Company will add a Contract Value Increase Enhancement to the Owner's Contract Value when the Owner makes a purchase payment if the Owner's cumulative Net Purchase Payments equal or exceed $500,000. In addition, the Owner may elect to have Purchase Payment Credits, if available, added to his or her Contract Value each time he or she makes a purchase payment.


Allocation of Purchase Payments. You may allocate purchase payments and Purchase Payments Credits, if elected, to one or more of the Subaccounts of the Variable

Account. Each Subaccount invests solely in a corresponding underlying Fund. The investment performance of the Funds will affect the Subaccount in which you invest your purchase payments and your Contract Value. You bear the investment risk of investing in the Subaccounts.



If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, there are restrictions on the available Subaccounts in which you may invest. (See DESCRIPTION OF CONTRACT, Allocation of Purchase Payments and OPTIONAL BENEFIT RIDERS.)


Transfers. On or before the Payout Date, you may transfer all or part of the Contract Value among the Subaccounts or the Fixed Account, subject to certain restrictions. No fee currently is charged for transfers, but the Company reserves the right to charge $10 for each transfer. The Company may impose additional restrictions on transfers that violate its disruptive trading procedures. There are several specialized transfer programs available at no cost under the Contract. These include:

The dollar-cost averaging program under which the Company will transfer a specified dollar amount on a monthly, quarterly, semi-annual or annual basis to one or more Subaccounts you select;

The portfolio rebalancing program under which the Company will transfer Variable Contract Value on a monthly, quarterly, semi-annual or annual basis between and among the Subaccounts to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts; and

The systematic transfer program under the Company will systematically or automatically transfer Variable Contract Value on a monthly, quarterly, semi-annual or annual basis between and among the Subaccounts.


If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, there are restrictions on the available Subaccounts into which you may transfer without terminating the benefits under these riders. (See DESCRIPTION OF CONTRACT, Allocation of Purchase Payments and OPTIONAL BENEFIT RIDERS.)



Partial Withdrawal. You may withdraw part of your Contract's Surrender Value by Written Request to the Company on or before the Payout Date, subject to certain limitations. You may also elect to receive periodic partial withdrawals under the Company's systematic withdrawal plan. A partial withdrawal may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59 1/2. Partial withdrawals may be subject to surrender charges.



Surrender. You may surrender the Contract and receive its Surrender Value, by Written Request to the Company before the Payout Date. A partial surrender may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59 1/2. Surrenders may also be subject to surrender charges.


Replacement of Existing Contract. It may not be in your best interest to surrender, lapse, change, or borrow from an existing life insurance policy or annuity contract in connection with the purchase of the Contract. Before doing so, you should compare both contracts carefully. Remember that if you exchange another contract for one described in this Prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and under this Contract there will be a new surrender charge period, other charges may be higher, and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). Also, because the Company will not issue the Contract until it has received the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed.


Death Benefits. If the Annuitant dies before the Payout Date, the Company will pay the death benefit to the Beneficiary. The Company offers several death benefit options. The basic death benefit is available without charge and is equal to amount equal to the greater of: (i) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day the Company receives Due Proof of Death; or (ii) Contract Value as of the Valuation Day the Company receives Due Proof of Death less any Purchase Payment Credits applied within 12 months of the Annuitant's death.


For a fee, the Company offers the following optional death benefit riders:

     -    Maximum Anniversary Death Benefit rider;

     -    3% Annual Guaranteed Death Benefit rider;

     -    Earnings Enhanced Death Benefit rider; and


     -    Spouse Beneficiary Death Benefit rider. (See OPTIONAL DEATH BENEFITS.)


In addition, if you elect the Guaranteed Lifetime Withdrawal Benefit at the time that your contract is issued on or after the date of this Prospectus, a minimum guarantee death benefit is integrated into that benefit. That death benefit takes the place of the standard death benefits offered in the Contract.


Living Benefits. The Company offers two living benefits for a fee. You may elect either the Guaranteed

Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both. The Guaranteed Lifetime Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of Contract Value. Under the Guaranteed Minimum Accumulation Benefit, the Company guarantees your Contract Value will at least equal the Benefit Basis less adjustments for partial withdrawals. There are certain conditions associated with the living benefits, including investment restrictions. In addition, excess withdrawals may adversely affect the benefits provided.



Note, other riders you choose will terminate if you choose the Guaranteed Lifetime Withdrawal Benefit rider and extend the Payout Date beyond the later of the Contract Anniversary following the primary Annuitant's 85th birthday or 10 years from the Contract Issue Date.



State Variations. Certain provisions of the Contract may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. Contact the Home Office or see your Contract for specific variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract. If a current Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider has not been approved in your state or your application for one of those riders is dated prior to November 24, 2008, a prior, approved version of the Guaranteed Minimum Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, as applicable, may be issued. Information about prior versions of those riders is available in the appendices to this prospectus.



Other Annuity Contracts. The Company offers other variable annuity contracts that have different contract features, death benefits, and optional programs. However, these other contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact the Home Office or your agent.


The Classes. The Contract allows you to select one of two different charge structures subject to state availability based on your specific situation. Each charge structure is referred to as a "Class." Each Class imposes a different level of surrender and mortality and expense risk charges. Your agent can assist you in selecting the Class that is right for you, based on your needs and preferences. Before the Company issues the Contract, you must select one of the Classes. Once you select a Class, you cannot change it:


     B-SHARE CLASS - imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the seven years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following seven years. The mortality and expense risk charge for B-Share Class Contracts is 1.15% (assessed daily, as an annual percentage of average Variable Contract Value); and


     L-SHARE CLASS - imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the 4 years following the date each payment is credited to your Contract. Beginning on the fifth Contract Anniversary, there is no surrender charge on any purchase payments. The mortality and expense risk charge for L-Share Class Contracts is 1.65% (assessed daily, as an annual percentage of average Variable Contract Value).

You may wish to purchase a B-Share Class Contract if you are not concerned about the need for access to 100% of your Contract Value without paying a surrender charge over the seven years after you make a purchase payment. The B-Share Class Contracts' mortality and expense risk charges are lower than those of the L-Share Class Contracts. Also, you may only elect to receive Purchase Payment Credits if you elect the B-Share Class.

You may wish to purchase an L-Share Class Contract if you feel you will need access to 100% of your money without paying a surrender charge after four years from the Contract Issue Date. You will pay higher expenses (including higher mortality and expense risk charges) for this additional liquidity.

Qualified Contracts. An advantage of the Contract is that it provides the ability to accumulate Contract Value on a tax-deferred basis. However, the purchase of a Qualified Contract to fund a tax-qualified retirement plan does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. Therefore, Qualified Contracts should be purchased for other features and benefits offered under the Contract, such as guaranteed death benefits or Income Payment Options.

The Contract is available for purchase by individual corporations and other groups. We may reduce or waive certain charges (surrender charge, Annual Contract Fee, or other charges) where the size or nature of such sales results in savings to us with respect to sales, administrative, or other costs. We also may reduce or waive charges on Contracts sold to officers, directors, and employees of CUNA Mutual Insurance Society or its affiliates.

The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.

Generally, we may reduce or waive charges based on a number of factors, including:

     -    The number of Owners;

     -    The size of the group of purchasers;

     -    The total premium expected to be paid;

     -    Total assets under management for the Owner;

     -    The purpose for which the Contracts are being purchased;

     -    The expected persistency of individual Contracts; and

     - Any other circumstances which are rationally related to the expected reduction in expenses.

Contact our service center or your agent for more information about charge reductions and waivers.

CHARGES AND DEDUCTIONS

The Contract contains the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). There are no sales charges deducted at the time purchase payments are made. The length and amount of the surrender charge assessed depends on the share class you elect and whether you elect to receive Purchase Payment Credits. A surrender charge is deducted when you surrender or partially withdraw purchase payment(s) within seven years (B-Share Class and Purchase Payment Credits) or four years (L-Share Class) of their being paid. Therefore, the more Purchase Payments you make, the higher your surrender charge could be if you surrender or take a withdrawal during the surrender charge period. For B-Share Class and L-Share Class Contract, the surrender charge is up to 8% of the amount of the payment withdrawn or surrendered within one year of having been paid. For Purchase Payment Credits, the surrender charge is up to 9.00% of the amount of the payment withdrawn or surrendered within on year of having been paid. For the B-Share Class, the surrender charge rate for each purchase payment decreases by 1.00% for each full year a purchase payment has been in the Contract until the seventh full year. The surrender charge rate falls to 0% in year seven.

If you elect the L-Share Class, the surrender charge falls to 0% in year five.

Please note, however, that for Contracts issued in connection with plans qualified under Section 457(f) of the Code under the B-Share class, the surrender charge is based on the Contract Year and not on the number of years the purchase payment has been in the Contract. The surrender charge is 8% of payment withdrawn within one year of the Contract Issue Date. The surrender charge decreases by 1% for each full year that passes from the issue date until the seventh full year has passed, at which point the surrender charge is zero.

Surrender charges will be deducted from remaining Contract Value. However, you may elect to have surrender charges deducted from the amount you withdraw (a gross withdrawal) or from remaining Contract Value (a net withdrawal). If you do not tell us, we will deduct the surrender charges from remaining Contract Value.

Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect to receive Purchase Payment Credits, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.

Market Value Adjustment. This paragraph is generally only applicable to Contracts issued before May 1, 2008 where your Fixed Account Value was greater than zero on June 15, 2008. The Fixed Account option generally is not available for Contracts issued on and after May 1, 2008, unless the Contract is issued to a Connecticut resident. We also reserve the right to restrict purchase payments and transfers to the Fixed Account. The Company will impose a market value adjustment on Fixed Amounts withdrawn or surrendered, loaned, or applied to an Income Payout Option from a Fixed Period of 3 years or greater before expiration of the period except when such a withdrawal surrender, loan, or annuitization occurs during the last 30 days of the period. The market value adjustment may be positive or negative, but will not exceed certain limits. The total amount withdrawn or surrendered could be less than the total purchase payments made because of the cumulative effective of the market value adjustment and the surrender charge. The Company will not apply the market value adjustment to the calculation of the death benefit or to amounts deducted from Fixed Contract Value by the Company as fees or charges.

Annual Contract Fee. The Contract has an annual Contract fee of $30. (This fee is currently waived if the Contract Value is $50,000 or more on the date the fee is deducted.)

Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The Company may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts. The charge is deducted at an annual rate of 1.15% of average Variable Contract Value for B-Share Class Contracts and is 1.65% for L-Share Class Contracts. If you elect to receive Purchase Payment Credits, the mortality and expense risk charge is deducted at an annual rate of 1.60% of average Variable Contract Value.

Administrative Charge. The Company deducts a daily administrative charge to compensate it for certain administrative expenses it incurs. The charge is deducted at an annual rate of .15% of average Variable Contract Value.

Premium Expense Charge. The Company deducts a charge for any state or local premium taxes applicable to a Contract. The Company reserves the right to deduct premium taxes at the time it pays such taxes. State premium taxes currently range from 0% to 3.50%.

Loan Interest Charge. The Company charges an annual interest rate of 6.50% on loans. The Company will credit at least 3.00% to amounts held in the loan account to secure a loan. Therefore, the loan interest spread (i.e., the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts in the Loan Account) is 3.50%.

Rider/Endorsement Charges. The Company deducts a charge on each Contract Anniversary for each of four optional death benefit riders. The charge for the Maximum Anniversary Death Benefit rider is 0.15% of the average monthly Contract Value for the prior Contract Year. The charge for the 3% Annual Guarantee Death Benefit rider is 0.20% of the average monthly Contract Value for the prior Contract Year. The charge for the Earnings Enhanced Death Benefit rider is 0.30% of the average monthly Contract Value for the prior Contract Year. The charge for the Spouse Beneficiary Death Benefit rider is 0.05% of the average monthly Contract Value for the prior Contract Year.


If the current Guaranteed Lifetime Withdrawal Benefit rider is not approved in your state or your application for the rider is dated prior to November 24, 2008, a prior, approved version of the Guaranteed Minimum Withdrawal Benefit rider may be issued, which has different charges than the current rider. If the current Guaranteed Minimum Accumulation Benefit rider is not approved in your state or your application for the rider is dated prior to November 24, 2008, a prior, approved version may be issued, which has different charges than the current rider. For Contracts issued prior to October 30, 2006, the guaranteed maximum charge for each of the Guaranteed Minimum Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit riders is 1.00% of the average monthly Contract Value for the prior Contract Year. Currently, the Company charges 0.50% of the average monthly Contract Value for the prior Contract Year for these benefits. Your Contract will indicate if there is a maximum charge. For Guaranteed Minimum Withdrawal Benefit riders generally issued after October 29, 2006 and before October 29, 2007, the current annual charge is 0.60% of the average monthly Contract Value for the prior Contract Year. For Guaranteed Minimum Withdrawal Benefit riders issued after October 28, 2007 but before November 24, 2008, the current annual charge varies by the death benefit elected, and is 0.65% for the Minimum Guarantee Death Benefit and 0.80% for the Maximum Anniversary Death Benefit of the average monthly Contract Value for the prior Contract Year. However, if you converted from a Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Minimum Withdrawal Benefit rider, the current annual charge for the Guaranteed Minimum Withdrawal Benefit rider is 0.65% of the average monthly Contract Value for the prior Contract Year. For Guaranteed Lifetime Withdrawal Benefit riders generally issued after November 24, 2008, the current annual charge is 0.70% of the average daily Benefit Basis for the prior Contract Year. For Guaranteed Minimum Accumulation Benefit riders generally issued after October 29, 2006 but before November 24, 2008, the current annual charge is 0.50% of the average monthly Contract Value for the prior Contract Year. For Guaranteed Minimum Accumulation Benefit riders generally issued after November 24, 2008, the current annual charge is 0.65% of the average daily Benefit Basis for the prior Contract Year. The Company also reserves the right to charge an administrative fee, not to exceed $150, under the Income Payment Increase Endorsement and the Change of Annuitant Endorsement. Information about prior versions of the Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders is available in the appendices to this prospectus.


Transfer Processing Fee. Currently no fee is charged for transfers. However, the Company reserves the right to charge $10 each requested transfer.

Duplicate Contract Request. You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract.

Fund Expenses. The underlying Funds also charge annual Fund expenses at the ranges shown in the expense table.

Other Information. The Company pays compensation to broker-dealers who sell the Contracts.

PAYOUT PROVISIONS

You select the Payout Date, subject to certain limitations. On the Payout Date, the Payout Proceeds will be applied to an Income Payout Option, unless you choose to receive the Surrender Value in a lump sum. Income Payments may have tax consequences.

FEDERAL TAX STATUS


Generally, any distribution from your Contract may result in taxable income. A 10% federal penalty tax may also apply to distributions before age 59 1/2. For a further discussion of the federal income tax status of variable annuity contracts see FEDERAL TAX MATTERS.

           CUNA MUTUAL INSURANCE SOCIETY, CUNA MUTUAL VARIABLE ANNUITY
                             ACCOUNT, AND THE FUNDS

CUNA MUTUAL INSURANCE SOCIETY


The Company is a mutual life insurance company domiciled in Iowa. Effective December 31, 2007, CUNA Mutual Life Insurance Company, an Iowa mutual life insurance company, merged into CUNA Mutual Insurance Society.


The Company is one of the world's largest direct underwriters of credit life and disability insurance, and is a major provider of qualified pension products to credit unions. Further, the Company offers fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

The Home Office of the Company is located at 2000 Heritage Way, Waverly, Iowa 50677-9202. The telephone number is 1-800-798-5500.

As of December 31, 2007, the Company had approximately $15.2 billion in assets and more than $75.7 billion of life insurance in force.

CUNA MUTUAL VARIABLE ANNUITY ACCOUNT

The Variable Account was established by the Company as a separate account on December 14, 1993. The Variable Account invests in the Funds described below. The Variable Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the SEC. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.


The Variable Account is divided into 27 Subaccounts. In the future, the number of Subaccounts may change. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses of each Subaccount are credited to or charged against that Subaccount, and reflect only the Subaccount's investment experience and not the investment experience of the Company's other assets.


Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Variable Account that exceed the Company's liabilities under the Contracts may be transferred by the Company to the General Account and used to pay its liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

THE UNDERLYING FUNDS


The Subaccounts invest in the series of Funds, including AIM Variable Insurance Funds, Franklin Templeton Insurance Products Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Ultra Series Fund and Van Kampen Life Investment Trust. The Ultra Series Fund, an affiliate of the Company, is an open-end management investment company of the series type with one or more Funds. Fund distributions to the Subaccounts are automatically reinvested at net asset value in additional shares of the Funds.



The investment objectives and policies of each Fund are summarized below. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVES. More detailed information, including a description of risks and expenses, may be found in the Funds' prospectuses which must accompany or precede this Prospectus. The Funds' prospectuses should be read carefully and retained for future reference. Please contact your agent or call the Home Office to obtain a prospectus for one of the Subaccounts.


The Company selects the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance, fees, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Fund, its investment adviser, its subadviser(s), or an affiliate will compensate the Company or its affiliates, as described below under "Servicing Fees" and "Distribution of the Contract." The Company reviews the Funds periodically and may remove or limit a Fund's availability to new purchase payments and/or transfers of Contract Value if the Company determines that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management fees that the Funds pay their respective investment advisers, and in some cases, subadvisers (see the Funds' prospectuses for more information). As discussed above, an investment adviser or subadviser to a Fund, or its affiliates, may make payments to the Company and/or certain of the Company's affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

AIM VARIABLE INSURANCE FUNDS

AIM V.I. Global Real Estate Fund - Series II Shares. This Fund seeks a high total return through growth of capital and current income. The Fund invests, normally, at least 80% of its assets in securities of real estate and real estate-related companies.


FRANKLIN TEMPLETON INSURANCE PRODUCTS TRUST


Franklin High Income Securities Class 4. This Fund seeks a high level of current income with capital appreciation as a secondary goal. The Fund normally invests 66% to 80% or more in debt securities offering high yield and expected total return.

Franklin Income Securities Class 4. This Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.

Mutual Discovery Securities Class 4. This Fund seeks capital appreciation. The Fund normally invests 66% to 80% in U.S. and foreign securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

Oppenheimer International Growth Fund(R)/VA. This Fund seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.


Oppenheimer Main Street Small Cap Fund(R)/VA. This Fund seeks capital appreciation by investing mainly in common stocks of small-capitalization U.S. companies the Fund's investment manager believes have favorable business trends or prospects.



Oppenheimer Main Street Fund(R)/VA. This Fund seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. Currently invests mainly in common stocks of U.S. companies of different capitalization ranges.


PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn(TM) Strategy Portfolio. The Portfolio may pursue its investment objective by investing in the PIMCO Cayman Commodity Portfolio I Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by PIMCO, and has the same investment objective and will be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. With respect to its investments in certain securities that involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Portfolio.


PIMCO Total Return Portfolio. This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities, with an average duration of 3-6 years.



PIMCO VIT Global Bond Portfolio (Unhedged). This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The portfolio focus is both U.S. and non-U.S. intermediate maturity fixed income securities with an average duration of three to seven years.


THE ULTRA SERIES FUND




Conservative Allocation Fund. This Fund seeks income, capital appreciation and relative stability of value by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.

Moderate Allocation Fund. This Fund seeks capital appreciation, income and moderated market risk by investing primarily in shares of underlying funds, including ETFs. The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.

Aggressive Allocation Fund. This Fund seeks capital appreciation by investing primarily in shares of underlying funds, including ETFs. The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.

Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk.

High Income Fund. This Fund seeks high current income. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Diversified Income Fund. This Fund seeks a high total return through the combination of income and capital appreciation.

Large Cap Value Fund. This Fund seeks long-term capital growth with income as a secondary consideration.

Large Cap Growth Fund. This Fund seeks long- term capital appreciation.

Mid Cap Value Fund. This Fund seeks long-term capital appreciation.

Mid Cap Growth Fund. This Fund seeks long-term capital appreciation.

Small Cap Value Fund. This Fund seeks long-term capital appreciation.

Small Cap Growth Fund. This Fund seeks long-term capital appreciation.

International Stock Fund. This Fund seeks long-term growth of capital.

Global Securities Fund. This Fund seeks capital appreciation.


MEMBERS Capital Advisors, Inc., an affiliate of the Company, serves as investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the trustees of the Ultra Series Fund.


VAN KAMPEN LIFE INVESTMENT TRUST


Van Kampen Life Investment Trust Mid Cap Growth Portfolio (formerly Aggressive Growth Portfolio) Class II Shares. This Fund seeks capital growth by investing primarily in common stocks and other equity securities of medium-sized growth companies.



Van Kampen Life Investment Trust Growth and Income Portfolio Class II Shares. This Fund seeks long-term growth of capital and income by investing primarily in income- producing equity securities, including common stocks and convertible securities.



The Funds described above are not available for purchase directly by the general public, and are not the same as other mutual funds with very similar or nearly identical names that are sold directly to the public.


The investment performance and results of the Funds may be lower, or higher, than the investment results of such other (publicly available) portfolios.


There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund, even if the other mutual fund has the same investment advisor and the same investment objectives and policies, and a very similar name.


During extended periods of low interest rates, the yields of the Money Market Fund may become extremely low and possibly negative.

AVAILABILITY OF FUNDS

The Variable Account purchases shares of a Fund in accordance with a participation agreement. If a participation agreement terminates, the Variable Account may not be able to purchase additional shares of the Fund(s) covered by the agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Variable Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Contract Value to the Subaccount investing in the Fund.

SERVICING FEES


The Company has entered into agreements with the investment adviser or distributor of certain Funds pursuant to which the investment adviser or distributor pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of the Company and its affiliates) in the Fund. These percentages vary and currently range from 0.10% to 0.25% of each Fund's average daily net assets. The percentage amount is based on assets of the particular Fund attributable to the Contract issued by the Company (or an affiliate). The amounts the Company receives under the servicing agreements may be significant.


The service fees are for administrative services provided to the Funds by the Company and its affiliates. These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Funds. Owners, through their indirect investment in the Funds, bear the costs of the investment management fees.


In addition, certain Funds have adopted 12b-1 plans. Such plans allow the Fund to pay 12b-1 fees to those who sell or distribute Fund shares and/or provide services to shareholders and Owners. Each of those Funds describes its 12b-1 plan in its prospectus. Under certain 12b-1 plans, the Company may receive 12b-1 fees for providing services to the Funds. Furthermore, under certain 12b-1 plans, CUNA Brokerage may receive 12b-1 fees for providing distribution services to the Funds. 12b-1 fees are deducted from Fund assets and, therefore, are indirectly borne by Contract Owners.


VOTING RIGHTS

Owners with Variable Contract Value are entitled to certain voting rights for the Funds underlying the Subaccounts in which they are invested. The Company will vote Fund shares attributable to Owners at special shareholder meetings based on instructions from such Owners. However, if the law changes and the Company is allowed to vote in its own right, it may elect to do so.

Owners with voting interests in a Fund will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Notification will contain proxy materials and a form with which to give the Company voting instructions. The Company will vote shares for which no instructions are received in the same proportion as those that are received. This means that a small number of Owners may control the outcome of the vote. Before the Payout Date, the number of shares which an Owner may vote is determined by dividing the Subaccount Value by the net asset value of that Fund.

On or after the Payout Date, an Owner's voting interest, if any, is determined by dividing the dollar value of the liability for future variable Income Payments to be paid from the Subaccount by the net asset value of the Fund underlying the Subaccount. The Company will designate a date for this determination not more than 90 days before the shareholder meeting.

MATERIAL CONFLICTS

The Funds are offered through other separate accounts of the Company and directly to employee benefit plans affiliated with the Company. The Company does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interest of the Variable Account and one or more of the other separate accounts in which these Funds participate. Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Owners and those of owners of other types of contracts issued by the Company. Material conflicts could also arise between the interests of Owners (or owners of other types of contracts issued by the Company) and the interests of participants in employee benefit plans invested in the Funds. If a material conflict occurs, the Company will take steps to protect Owners and variable annuity Payees, including withdrawal of the Variable Account from participation in the Fund(s) involved in the conflict.

SUBSTITUTION OF SECURITIES

The Company may substitute shares of other mutual funds for shares already purchased or to be purchased in the future if either of the following occurs:

     (1)  shares of a current Fund are no longer available for investment; or

     (2)  further investment in a Fund is inappropriate.

The substituted funds may have higher fees and expenses. Funds may be added to the product, but their availability may be limited to certain classes of Owners. Funds may also be closed to allocations of purchase payments or Contract Value, or both, and to all or only certain classes of Owners. No substitution, elimination, or combination of shares may take place without the approval of the SEC and applicable state insurance departments.

THE FIXED ACCOUNT


For contracts issued on or after May 1, 2008, the Company is currently exercising the right to not accept purchase payments or transfers into the 1-year fixed account. For Contracts issued prior to May 1, 2008, the Company will not accept purchase payments or transfers into the 1-year fixed account after June 15, 2008. The DCA one-year and DCA 6-month fixed accounts continue to be available for purchase payments. These restrictions do not apply to contracts issued in the state of Connecticut. For Contracts issued in Connecticut, the Company reserves the right to restrict allocations to the Fixed Account to the lesser of 25% of the Contract Value or $100,000. Check with your agent or the Home Office to determine if this restriction is in place.


The General Account contains all of the Company's assets other than those in separate accounts. It is used to support the Company's annuity and insurance obligations and may contain compensation for mortality and expense risks. The General Account is not subject to the same laws as the Variable Account and the SEC has not reviewed material in this Prospectus relating to the Fixed Account. However, information relating to the Fixed Account is subject to federal securities laws relating to accuracy and completeness of Prospectus disclosure.

Purchase payments, and any Contract Value Increase Enhancements and Purchase Payment Credits, if applicable, will be allocated to the Fixed Account by election of the Owner.

The Company may credit amounts in the Fixed Account with interest at current rates in excess of the minimum fixed rate but is not obligated to do so. The Company has no specific formula for determining current interest rates. Once an interest rate is declared for a Fixed Amount, it is guaranteed for the duration of the Fixed Period. Fixed Contract Value will not share in the investment performance of the Company's General Account. Any interest credited on Fixed Amounts in excess of the minimum guaranteed effective rate will be determined in the sole discretion of the Company. The Owner therefore assumes the risk that interest credited may not exceed the minimum fixed rate.

We reserved the right to restrict purchase payments and transfers to the Fixed Account if the yield on investments does not support the statutory minimum interest rate and exercised this right for Contract's (i) issued on and after May 1, 2008, and (ii) beginning June 15, 2008. We also have the right to restrict purchase payments and transfers to the Fixed Account if your Fixed Account Value exceeds $1,000,000.


If you are a Connecticut Owner, special rules apply to your election of the Fixed Account. We may restrict your allocation to the Fixed Account to the lesser of $100,000 or 25% of your Contract Value. The Company reserves the right to implement this restriction at anytime. Contact your agent or the Home Office to determine if the Fixed Account is available.



Fixed Contract Value. THE FIXED CONTRACT VALUE REFLECTS:


If applicable (see above),


     -    Net Purchase Payments;



     - any Contract Value Increase Enhancement and Purchase Payment Credits allocated to and Contract Value transferred to the Fixed Account;



     -    Interest credited to Contract Value in the Fixed Account;



     -    Transfers of Contract Value out of the Fixed Account;



     - Surrenders and partial withdrawals from the Fixed Account (including any applicable market value adjustments and surrender charges); and


     -    Charges assessed in connection with the Contract.

Fixed Amounts are withdrawn or surrendered on a first-in-first-out basis. The Fixed Account value is the sum of Fixed Amounts under the Contract. The Fixed Contract Value is guaranteed to accumulate at a minimum effective annual interest rate shown on your Data Pages.

The Fixed Account varies according to the state in which the Contract is issued. Currently, the Fixed Period is only for one year. If the Company offers Fixed Periods of three years or greater, the Company may impose a market value adjustment on amounts withdrawn prior to the expiration of a Fixed Period, if allowed by state law. Some states may not allow Fixed Periods or a Fixed Account. Contact the Company for information on the availability of the Fixed Account and Fixed Periods in your state.

An Owner may allocate some or all of the Net Purchase Payments, and any applicable Contract Value Increase Enhancements and Purchase Payment Credits, and transfer some or all of the Contract Value to the Fixed Account.


The Company may offer special Fixed Period options that require minimum monthly transfers to other Subaccounts throughout the Fixed Period. The Company currently offers the DCA One Year Fixed Period & DCA 6-month Fixed Period. Purchase payments may be allocated to the DCA One Year Fixed Period or the DCA 6-month Period, but transfers in are not allowed.



Fixed Periods. From time to time, the Company may offer to credit Fixed Contract Value with interest at specific guaranteed rates for specific periods of time. These periods of time are known as Fixed Periods. The Company may offer one or more Fixed Periods of one to ten years' duration at anytime (currently, only Fixed Periods of one year are offered). The Company will publish an effective annual interest rate applicable to each Fixed Period being offered at that time.


Net Purchase Payments and any applicable Credit Value Increase Enhancements and Purchase Payments Credits allocated or Contract Value transferred to a Fixed Period is guaranteed to earn that rate of interest for each year of the period (provided that such payments and Contract Value are not withdrawn during the Fixed Period or surrendered). The interest rates available at any time will vary with the number of years in the Fixed Period, but will always meet or exceed the Fixed Account minimum guaranteed interest rate in effect at the time the interest rate is disclosed.

Fixed Periods begin as of the date Net Purchase Payments and any applicable Credit Value Increase Enhancements and Purchase Payment Credits or transfers of Contract Value are made to them and end when the number of year(s) in the Fixed Period have elapsed. The last day of the Fixed Period is the expiration date for the Fixed Period. Owners may not select Fixed Periods with expiration dates later than the Contract's current Payout Date.

During the 30-day period prior to the expiration of a Fixed Period, the Owner may transfer the Fixed Amount related to that Fixed Period to any new Fixed Period (except a DCA Fixed Period) or Subaccount available at that time (currently, the Company only offers a one-year Fixed Period). Such transfers may be made at any time from the DCA One-Year Fixed Period and DCA 6-month Fixed Period. In addition, monthly transfers from the DCA One Year Fixed Period and DCA 6-month Fixed Period to the Subaccount(s) you designate are required. If no Subaccount is designated, transfers will be made to the Money Market Subaccount. The minimum transfer amount is the monthly sum required to fully amortize the Fixed Amount as of the expiration date of the DCA Fixed Period.

If, at the expiration of a Fixed Period, less than one year remains until the Payout Date, the Company will credit interest to the Fixed Amount at the guaranteed rate the Company declares for that purpose. The declared rate is guaranteed not to be less than the Fixed Account minimum guaranteed rate the Company describes above. For Fixed Periods other than the DCA One Year Fixed Period and DCA 6-month Fixed Period, the Company will notify Owners of the available Fixed Periods and Subaccounts 30 days prior to the expiration of a Fixed Period.


If an Owner does not respond to the notice with instructions as to how to reinvest the Fixed Amount, then on the expiration date the Company will invest the Fixed Amount in another Fixed Period of the same duration as the expiring period. If no Fixed Period of equal duration is available at that time, or if a fixed period of the same duration would extend beyond the current Payout Date, the Company will reinvest the Fixed Amount in the next shorter Fixed Period available that will not extend beyond the Payout Date. If, at the expiration of a Fixed Period, less than one year remains until the Payout Date, the Company will credit interest to the Fixed Amount at the guaranteed rate the Company declares for that purpose.



FIXED ACCOUNT MINIMUM GUARANTEED INTEREST RATE.



Contracts issued on or after May 1, 2006: The Fixed Account minimum guaranteed interest rate is 3.00% for the life of your Contract. Certain states may utilize an indexed guaranteed minimum interest rate, as described under Contracts Issued Prior to May 1, 2006. See your Contract for details or call the Home Office for further information on availability in your state.



Contracts issued prior to May 1, 2006: All states except PA, WY, and PR: The Fixed Account minimum guaranteed interest rate as of your Contract Issue Date is shown on the Data Pages. In all states except PA, WY and PR, the Fixed Account minimum guaranteed interest rate will be recalculated each calendar quarter (on each January 1, April 1, July 1, and October 1). The Fixed Account minimum guaranteed interest rate will apply to new Fixed Amounts from Net Purchase Payments and transfers, and will never be less than the lesser of:


     (a)  3.00%; or

     (b)  the interest rate determined as follows:


          - the average of the three applicable monthly five-year Constant Maturity Treasury (CMT) rates reported by the Federal Reserve Board (described below), and rounded out to the nearest 0.05%; MINUS


          -    1.25%; AND

          -    subject to a minimum interest rate of 1.00%.

The three monthly five-year CMT rates used in the calculation above are as follows:

     - the prior September, October, and November monthly five-year CMT rates will be used to determine the first quarter interest rate that is effective each January 1;

     - the prior December, January, and February monthly five-year CMT rates will be used to determine the second quarter interest rate that is effective each April 1;

     - the prior March, April, and May monthly five-year CMT rates will be used to determine the third quarter interest rate that is effective each July 1; and

     - the prior June, July, and August monthly CMT rates will be used to determine the fourth quarter interest rate that is effective October 1.


Contracts issued prior to May 1, 2006: PA, WY and PR: In PA, WY and PR, the minimum rate will be fixed for the life of the Contract at 1.50% or 3.00%. See your Contract for details or call the Home Office for further information on availability in your state.



Market Value Adjustment. If the Company offers a Fixed Period of three years or greater, the Company will impose a market value adjustment on Fixed Amounts withdrawn or surrendered, loaned, or applied to an Income Payout Option from such Fixed Period before the expiration of the period except when such a withdrawal, surrender, loan, or annuitization occurs during the last 30 days of the period, as permitted by state law. The market value adjustment is calculated by multiplying the amount surrendered, withdrawn, loaned, or annuitized by the following factor:


                              0.70 x (I - J) x n/12

Where:

     I = the guaranteed interest rate then being offered for a new Fixed Period equal in duration and type to the period from which the Fixed
          Amount is being withdrawn. If a Fixed Period of such duration is not being offered, "I" equals the linear interpolation of the guaranteed interest rates for the Fixed Periods then available. If the Fixed Periods needed to perform the interpolation are not being offered, "I" equals the interest rate being paid on the Treasury Constant Maturity Series published by the Federal Reserve Board for Treasury securities with remaining maturities equal to the duration of the appropriate Fixed Period. If no published rates are available for maturities equal to the duration of the appropriate Fixed Period, linear interpolation of other published rates will be used. The interest rate being credited to a DCA Fixed Period will not be used as a factor in any market value adjustment calculation.

     J = the guaranteed interest rate then being credited to the Fixed Amount being withdrawn.

     n = the number of complete months remaining until the expiration of the Fixed Period.

At a time when I exceeds J, the market value adjustment will reduce the portion of any Fixed Amount available for withdrawal, surrender or application to an Income Payout Option. At a time when J exceeds I, the market value adjustment will increase the portion of any Fixed Amount available for withdrawal, surrender, borrowing, or application to an Income Payout Option. Moreover, in no event will:

     - the market value adjustment exceed an amount equal to the total interest earned (for all Fixed Amounts) that is in excess of the effective annual rates(s) based on the Fixed Account minimum guaranteed interest in effect for each Fixed Amount;

     - the application a market value adjustment cause the sum of any surrender charges and market value adjustment for a Fixed Amount be greater than 10% of the amount withdrawn; or

     - the market value adjustment reduces the amounts withdrawn or transferred below the amount required under the nonforfeiture laws of the state with jurisdiction over the Contract.

The total amount withdrawn or surrendered could be less than the total purchase payments because of the cumulative effect of the market value adjustment and surrender charge. The market value adjustment is calculated separately for each Fixed Amount and is applied before any surrender charge. Owners must instruct the Company as to which Fixed Periods should be withdrawn or surrendered. Within any Fixed Period, Fixed Amounts are treated separately for purposes of determining any market value adjustment. The market value adjustment does not apply to amounts allocated to a DCA Fixed Period or any Fixed Period less than 3 years.

In addition, a market value adjustment does not apply to the calculation of a death benefit or to amounts deducted from Fixed Contract Value by the Company as fees or charges.

Any applicable market value adjustment(s) will be deducted from or added to the remaining Fixed Amount(s), if any, or from all remaining Fixed Amounts on a pro-rata basis. If, at the time a partial withdrawal is requested from a Fixed Amount, the Fixed Account value would be insufficient to permit the deduction of the market value adjustment from any remaining Fixed Amounts, then the Company will not permit the partial withdrawal.

The Company may waive the market value adjustment in certain circumstances. (See CHARGES AND DEDUCTIONS.) The imposition of a market value adjustment may have significant federal income tax consequences. (See FEDERAL TAX MATTERS.) In certain states, the market value adjustment provisions may not apply. See your Contract for more information.

                           DESCRIPTION OF THE CONTRACT

ISSUANCE OF A CONTRACT


In order to purchase a Contract, application must be made through a registered representative of CUNA Brokerage Services, Inc. ("CUNA Brokerage") or a registered representative of a broker-dealer that has a selling agreement with CUNA Brokerage, which in either case is also an agent of the Company. Applications and initial purchase payments submitted to such agents cannot be processed until the Mailing Agent receives them from such representatives. There may be delays in the Company's receipt of application that are outside of its control because of the failure of the Mailing Agent to forward the application to the Company promptly, or because of delays in determining that the Contract is suitable for you. Any such delays will affect when your contract is issued and when your purchase payment is allocated among the Subaccounts. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code, except that Contracts are not available to be used as funding vehicles for Code Section 403(b) retirement programs. Neither the Owner nor the Annuitant may be older than age 85 on the Contract Issue Date.


RIGHT TO EXAMINE











The Contract provides for an initial "right to examine" period. The Owner has the right to reject the Contract for any reason within ten days of receiving it. In some states this period may be longer than ten days. The Contract may be returned, along with a Written Request, to the Mailing Agent or agent, within ten days of receipt.



Depending upon the state of issuance of the Contract, the Owner is subject to market risk during the Right to Examine period. If you are subject to market risk and you choose to reject the Contract during the right to examine period, we will return to you your Contract Value less any Purchase Payment Credits, as calculated on the date we receive the returned Contract. Some states may require that the Company refund your purchase payments to you. If your Contract was issued in such state and you choose to reject the Contract during the right to examine period, we will return to you the greater of (a) your Contract Value less any Purchase Payment Credits, as calculated on the date we receive the returned Contract or (b) your purchase payments.


Liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to the Owner will be paid by the Company.

CLASSES

The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes different levels of surrender charges and mortality and expense risk charges. Depending on your needs and preferences, you can choose the Class that best meets your needs. Before the Company issues your Contract, you must select one of the two Classes offered in the Contract. Once you select a Class, you cannot change it:

     B-SHARE CLASS - imposes a surrender charge on withdrawals of up to 8% of each purchase payment. This percentage decreases by 1% annually over the seven years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following seven years. The mortality and expense risk charge for B-Share Class Contracts is 1.15% (assessed daily, as an annual percentage of average Variable Contract Value); and

     L-SHARE CLASS - imposes a surrender charge on withdrawals of up to 8% of each purchase payment. This percentage decreases by 1% annually over the 4 years following the date each payment is credited to your Contract. Beginning on the fifth contract anniversary, there is no surrender charge on any purchase payments. The mortality and expense risk charge for L-Share Class Contracts is 1.65% (assessed daily, as an annual percentage of average Variable Contract Value).

You may wish to purchase a B-Share Class Contract if you are not concerned about the need for access to 100% of your Contract Value without paying a surrender charge over the seven years after you make a purchase payment. The B-Share Class Contract's mortality and expense risk changes are lower than those of the L-Share Class Contracts. Also, you may only elect to receive Purchase Payment Credits if you elect the B-Share Class.

You may wish to purchase an L-Share Class Contract if you feel you will need access to 100% of your money without paying a surrender charge after four years from the Contract Issue date. You will pay higher expenses (including higher mortality and expense risk charge) for this additional liquidity.

PURCHASE PAYMENTS

The minimum amount required to purchase a Contract depends upon several factors. The minimum purchase amount the Company must receive during the first 12 months of the Contract is:


$5,000         Except as described below.

$2,000 For Contracts that qualify for special federal income tax treatment under Sections 401, 403(b), 408, 408A, or 457 of the
               Code. This category includes qualified pension plans, tax-sheltered annuities, individual retirement accounts, and certain deferred compensation plans. Note, effective November 15, 2007, new Contracts are not available to be used as funding vehicles for Code Section 403(b) retirement programs.

The Value of   The value of a Contract exchanged pursuant to Section 1035 of the
a Contract     Code, if the Company approves the transaction prior to the exchange.

$2,000 For a Contract sold to employees of the Company and its subsidiaries, to employees of CUNA Brokerage and its subsidiaries, and to registered representatives and other persons associated with CUNA Brokerage. This category includes both individual retirement accounts and non-individual retirement accounts.


Unless the minimum purchase amount is paid in full at the time of application, an automatic purchase payment plan must be established to schedule regular payments during the first 12 months of the Contract. Under the Company's automatic purchase payment plan, the Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a credit union account, bank account or other source.

The amount paid at time of application and the regular payment schedule established under the automatic purchase plan must total at least the amount shown above as a minimum purchase amount. For example, if $5,000 is the required minimum purchase amount, a $2,000 payment at the time of application and an automatic payment plan amount of $272.73 a month for the next 11 months would be sufficient. Similarly, if $2,000 is the required minimum purchase amount, an initial purchase payment of $166.74 and an automatic payment plan amount of $166.66 for each of the next 11 months would be sufficient. (Tax law limits the amount of annual contributions that the Company is permitted to accept for an individual retirement account, except in the case of a rollover or transfer.) The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. Purchase payments may be made at any time during the Annuitant's lifetime and before the Payout Date. Additional purchase payments after the initial purchase payment are not required (so long as the minimum purchase amount has been paid).


The Company reserves the right not to accept: (1) purchase payments received after the Contract Anniversary following the Annuitant's 85th birthday, (2) purchase payments of less than $100, (3) purchase payments in excess of $1 million, and (4) any additional purchase payments, if mandated under applicable law. Effective January 1, 2009, the Company will no longer accept purchase payments that are salary deferrals from Contracts used as funding vehicles for Code Section 403(b) retirement programs.


CONTRACT VALUE INCREASE ENHANCEMENT


When the Owner makes a purchase payment, the Company will increase the Owner's Contract Value by a specified percentage to the extent the Owner's cumulative Net Purchase Payments meet or exceed $500,000. Cumulative Net Purchase Payments equal the total of all Net Purchase Payments that the Company has received less any partial withdrawals (including any associated surrender charges and market value adjustment) that the Owner has made.


The amount of the Contract Value Increase Enhancement varies by cumulative Net Purchase Payment levels. The chart below sets forth the cumulative Net Purchase Payment levels with the associated increase percentages:

                               ENHANCEMENT AMOUNTS

CUMULATIVE NET PURCHASE PAYMENT LEVELS   INCREASE PERCENTAGE
--------------------------------------   -------------------
 $500,000 through $999,999.99                  0.50%
     $1,000,000 and above                      0.70%

The Company will calculate the Contract Value Increase Enhancement as follows:

     (a)  cumulative Net Purchase Payments; multiplied by

     (b)  the applicable increase percentage; minus


     (c) any prior increases to Contract Value as a result of the Contract Value Increase Enhancement.


The Company will allocate the amount of the Contract Value Increase Endorsement pro-rata according to the Owner's current purchase payment allocation in the share class elected by the Owner.


The Company funds the Contract Value Increase Enhancement from its General Account, and does not charge Owners for the Contract Value Increase Enhancement.


The Company will treat the Contract Value Increase Enhancement as Contract earnings. The Contract Value Increase Enhancement will not be subject to any applicable surrender charge. Contract Value Increase Enhancements are not purchase payments, and therefore, do not increase the amount of surrender charges the Company assesses. However, they will be subject to the same charges as the base contract class. The Contract

Value Increase Enhancement may not be available in all states.


Please note that, if you choose the Purchase Payment Credits benefit, that benefit will replace any Contract Value Increase Enhancement benefit. You may not receive both benefits.


PURCHASE PAYMENT CREDITS

You may elect to receive Purchase Payment Credits, if you elect the Purchase Payment Credit Endorsement. Under the endorsement, each time you make a purchase payment, the Company will enhance, at a cost, your Contract Value by 4% or 5% based on the cumulative Net Purchase Payment levels, as illustrated in the following table:

Cumulative Net Purchase   Purchase Payment
        Payments          Credit Percentage
-----------------------   -----------------
     Up to $250,000              4%
   $250,000 and over             5%

The Company will calculate and apply Purchase Payment Credits the same day that your purchase payment is applied to your Contract Value. The amount of the increase will be any increase due less any prior increases that have been credited. Further, the Company will allocate the amount of the Purchase Payment Credits pro-rata according to your current purchase payment allocation instructions. Currently, once a purchase payment is credited to your Contract Value, it is yours to keep.

The Contract's morality and expense risk charges, and surrender charges are higher if you elect to receive Purchase Payments Credits. However, the Company will not assess charges for the Purchase Payment Credit Endorsement against Contract Value in the Fixed Account.

If you elect the Purchase Payment Credit Endorsement, the surrender charge the Company assesses will be 1% higher than it would be for a B-Share Class Contract without Purchase Payment Credits. However, the duration during which the Company assesses surrender charges, generally seven years from the date the Company applied the purchase payment, will remain the same. The Company will treat Purchase Payment Credits as Contract earnings for surrender charge and tax purposes.


In addition to the higher surrender charge rates, the assumptions the Company uses in assessing the surrender charge will change. The Company will no longer assume that earnings are withdrawn first. (See CHARGES AND DEDUCTIONS.)


The Purchase Payment Credit Endorsement is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit.


Please note that, if you choose the Purchase Payment Credits benefit, that benefit will replace any Contract Value Increase Enhancement benefit. You may not receive both benefits.


EXAMPLES:

Example 1: The Owner submits $1,000,000 purchase payment at Contract issue.

     -    The Purchase Payment Credit is $1,000,000 x 5% = $50,000.

     - No prior Purchase Payment Credits have been applied, so the Company applies the full amount of the Purchase Payment Credit.

Example 2: The Owner submits a $200,000 purchase payment at Contract issue; the Owner makes an additional $500,000 purchase payment on the first Contract Anniversary.

     - The Company applies a Purchase Payment Credit at issue of $200,000 x 4% = $8,000.

     -    At the time of the additional purchase payment.

          -    Cumulative purchase payments equal $200,000 + $500,000 =
               $700,000.

          -    Purchase Payment Credits due are $700,000 x 5% = $35,000.

          -    The Purchase Payment Credits the Company previously applied =
               $8,000.

          - Purchase Payment Credits the Company applies are $35,000 - $8,000 = $27,000.

Example 3: The Owner submits a $200,000 purchase payment at Contract issue; the Owner makes an additional $300,000 purchase payment on the first Contract Anniversary; the Owner takes a $75,000 withdrawal, and then the Owner submits a $500,000 purchase payment.

     - At issue the purchase payments the Company applies are $200,000 x 4% = $8,000.

     -    At the time of the 300,000 additional purchase payment:

          -    Cumulative purchase payments equal $200,000 + $300,000 =
               $500,000.

          -    Purchase Payment Credits due are $500,000 x 5% = $25,000.

          - Total applied with the first additional purchase payment is $25,000 - $8,000 = $17,000.

     -    With the $75,000 withdrawal:

          -    Cumulative purchase payments equal $500,000 - $75,000 = $425,000.

          -    The Company will not "recapture" Purchase Payment Credits.

     -    With the $500,000 additional purchase payment:

          -    Cumulative purchase payments equal $425,000 + $500,000 =
               $925,000.

          -    Purchase Payment Credits due are $925,000 x 5% = $46,250.

          -    The Purchase Payment Credits the Company previously applied =
               $25,000.

          - The Purchase Payment Credits the Company credits are $46,250 - $25,000 = $21,250.

The Purchase Payment Credit Endorsement may not be available in all states. The Company reserves the right to discontinue offering the Purchase Payment Credit Endorsement at any time.


The Company expects to make a profit from these Purchase Payment Credits. In addition, the amount of the Purchase Payment Credits may be more than offset by the additional fees and charges associated with them.


ALLOCATION OF PURCHASE PAYMENTS

The Company allocates purchase payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, to Subaccounts and/or the Fixed Account as instructed by the Owner. An allocation to a Subaccount must be for at least 1% of a purchase payment and be in whole percentages. If permitted, an allocation to the Fixed Account must be for at least $1,000. A requested allocation of less than $1,000 to the Fixed Account will be transferred to the Money Market Subaccount.


If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial Net Purchase Payment, Contract Value Increase Enhancements and Purchase Payment Credits, if any, will be allocated to the investment options you choose within two Valuation Days of receipt by the Mailing Agent. If the application is not properly completed, the Company reserves the right to retain the purchase payment for up to five Valuation Days while it attempts to complete the application. If information which completes the application is received after 3:00 p.m. Central Time, the initial Net Purchase Payment will be allocated on the next Valuation Day. If the application is not complete at the end of the 5-day period, the Company will inform the applicant of the reason for the delay and the initial purchase payment will be returned immediately, unless the applicant specifically consents to the Company retaining the purchase payment until the application is complete. Once the application is complete, the initial Net Purchase Payment, Contract Value Increase Enhancements and Purchase Payment Credits, if any, will be allocated as designated by the Owner within two Valuation Days.


The Company will process additional purchase payments at the Accumulation Unit value next determined after the Company receives the purchase payments at the Mailing Agent.

To assist you with making your Subaccount selections, the Company offers at no cost to you, static asset allocation models. The asset allocation models have preset percentage allocations and have been established based on various risk tolerances. If you choose to use the asset allocation models, you may only choose one model. The currently available allocation models are as follows:


INVESTMENT CATEGORY                 SUBACCOUNTS
-------------------   ---------------------------------------
Conservative/         67%   Conservative Allocation
Moderate Blend        33%   Moderate Allocation

Conservative          40%   Bond
I-Model               10%   High Income
                      18%   Large Cap Value
                      12%   Large Cap Growth
                       5%   Mid Cap Value
                       3%   Mid Cap Growth
                       3%   Small Cap Value
                       3%   Global Securities
                       6%   International Stock

Conservative/         32%   Bond
Moderate I-Model       8%   High Income
                      17%   Large Cap Value
                      14%   Large Cap Growth
                       7%   Mid Cap Value
                       5%   Mid Cap Growth
                       4%   Small Cap Value
                       4%   Global Securities
                       9%   International Stock

Moderate I-Model      24%   Bond
                       6%   High Income
                      16%   Large Cap Value
                      16%   Large Cap Growth
                       8%   Mid Cap Value
                       7%   Mid Cap Growth
                       5%   Small Cap Value
                       7%   Global Securities
                      11%   International Stock

Moderate/             16%   Bond
Aggressive I-Model     4%   High Income
                      15%   Large Cap Value
                      17%   Large Cap Growth
                       9%   Mid Cap Value
                       8%   Mid Cap Growth
                       5%   Small Cap Value
                       2%   Small Cap Growth
                       8%   Global Securities
                      16%   International Stock

Aggressive I-Model     8%   Bond
                       2%   High Income
                      14%   Large Cap Value
                      18%   Large Cap Growth
                       9%   Mid Cap Value
                       9%   Mid Cap Growth
                       6%   Small Cap Value
                       4%   Small Cap Growth
                      10%   Global Securities
                      20%   International Stock

INVESTMENT CATEGORY                 SUBACCOUNTS
-------------------   ---------------------------------------
Conservative           5%   Franklin Income Securities
R-Model               10%   PIMCO Global Bond
                      10%   Franklin High Income Securities
                      25%   PIMCO Total Return
                      13%   Oppenheimer Main Street
                      16%   Van Kampen Growth and Income
                       4%   Van Kampen Mid Cap Growth
                       3%   Oppenheimer Main Street Small Cap
                       3%   Mutual Discovery Securities
                       6%   Oppenheimer International Growth
                       2%   AIM Global Real Estate
                       3%   PIMCO CommodityRealReturn

Conservative/          5%   Franklin Income Securities
Moderate R-Model       8%   PIMCO Global Bond
                       8%   Franklin High Income Securities
                      19%   PIMCO Total Return
                      15%   Oppenheimer Main Street
                      15%   Van Kampen Growth and Income
                       6%   Van Kampen Mid Cap Growth
                       5%   Oppenheimer Main Street Small Cap
                       4%   Mutual Discovery Securities
                       9%   Oppenheimer International Growth
                       2%   AIM Global Real Estate
                       4%   PIMCO CommodityRealReturn

Moderate               5%   Franklin Income Securities
R-Model                6%   PIMCO Global Bond
                       6%   Franklin High Income Securities
                      13%   PIMCO Total Return
                      17%   Oppenheimer Main Street
                      14%   Van Kampen Growth and Income
                       8%   Van Kampen Mid Cap Growth
                       6%   Oppenheimer Main Street Small Cap
                       7%   Mutual Discovery Securities
                      11%   Oppenheimer International Growth
                       3%   AIM Global Real Estate
                       4%   PIMCO CommodityRealReturn

Moderate/              5%   PIMCO Global Bond
Aggressive R-Model     4%   Franklin High Income Securities
                      11%   PIMCO Total Return
                      18%   Oppenheimer Main Street
                      12%   Van Kampen Growth and Income
                      10%   Van Kampen Mid Cap Growth
                       8%   Oppenheimer Main Street Small Cap
                       8%   Mutual Discovery Securities
                      16%   Oppenheimer International Growth
                       4%   AIM Global Real Estate
                       4%   PIMCO CommodityRealReturn

Aggressive R-Model     5%   PIMCO Global Bond
                       2%   Franklin High Income Securities
                       3%   PIMCO Total Return
                      20%   Oppenheimer Main Street
                      12%   Van Kampen Growth and Income
                      10%   Van Kampen Mid Cap Growth
                      10%   Oppenheimer Main Street Small Cap
                      10%   Mutual Discovery Securities
                      20%   Oppenheimer International Growth
                       4%   AIM Global Real Estate
                       4%   PIMCO CommodityRealReturn

Conservative          25%   Bond
C-Model               10%   Franklin High Income Securities
                      10%   PIMCO Global Bond
                       5%   PIMCO Total Return
                      16%   VanKampen Growth and Income
                      10%   Large Cap Growth
                       6%   Mid Cap Value
                       2%   Mid Cap Growth
                       2%   Oppenheimer Main Street Small Cap
                       7%   International
                       2%   Oppenheimer International Growth
                       2%   AIM Global Real Estate
                       3%   PIMCO CommodityRealReturn

Conservative/         20%   Bond
Moderate C-Model       8%   Franklin High Income Securities
                       8%   PIMCO Global Bond
                       4%   PIMCO Total Return
                      16%   VanKampen Growth and Income
                      12%   Large Cap Growth
                       7%   Mid Cap Value
                       3%   Mid Cap Growth
                       3%   Oppenheimer Main Street Small Cap
                       8%   International
                       5%   Oppenheimer International Growth
                       2%   AIM Global Real Estate
                       4%   PIMCO CommodityRealReturn

Moderate C-Model      15%   Bond
                       6%   Franklin High Income Securities
                       6%   PIMCO Global Bond
                       3%   PIMCO Total Return
                      16%   VanKampen Growth and Income
                      14%   Large Cap Growth
                       7%   Mid Cap Value
                       4%   Mid Cap Growth
                       4%   Oppenheimer Main Street Small Cap
                      10%   International
                       8%   Oppenheimer International Growth
                       3%   AIM Global Real Estate
                       4%   PIMCO CommodityRealReturn

INVESTMENT CATEGORY                 SUBACCOUNTS
-------------------   ---------------------------------------
Moderate/              8%   Bond
Aggressive C-Model     4%   Franklin High Income Securities
                       5%   PIMCO Global Bond
                       3%   PIMCO Total Return
                      13%   VanKampen Growth and Income
                      17%   Large Cap Growth
                       7%   Mid Cap Value
                       4%   Mid Cap Growth
                       7%   Oppenheimer Main Street Small Cap
                      14%   International
                      10%   Oppenheimer International Growth
                       4%   AIM Global Real Estate
                       4%   PIMCO CommodityRealReturn

Aggressive C-Model     3%   Bond
                       2%   Franklin High Income Securities
                       5%   PIMCO Global Bond
                      12%   VanKampen Growth and Income
                      18%   Large Cap Growth
                       6%   Mid Cap Value
                       6%   Mid Cap Growth
                      10%   Oppenheimer Main Street Small Cap
                      17%   International
                      13%   Oppenheimer International Growth
                       4%   AIM Global Real Estate
                       4%   PIMCO CommodityRealReturn


Subject to any approval, notice or consent required by applicable law, the Company reserves the right to:


     (i)  add allocation models without prior notice;


     (ii) remove or substitute allocation models; and


     (iii) substitute investment options within an available allocation model.

If the Company removes an allocation model, existing contracts that are using the model at the time it is removed may continue to use it. The removed allocation model will not be available for newly issued contracts, nor will existing contracts be able to switch to the removed model.

While your funds will be initially allocated to each Subaccount in the percentages specified by the model you select, if any, the actual percentage of your Contract Value allocated to a particular Subaccount may change over time due to factors such as changes in the market value of the underlying fund's portfolio. By choosing an allocation model, you are directing us to automatically rebalance your Contract Value each Contract Anniversary in accordance with the allocation model.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, not all of these allocation models will be available to you.

CONTRACT VALUE

The Contract Value is the sum of Variable Contract Value, Fixed Contract Value and the value in the Loan Account.

Determining the Variable Contract Value. The Variable Contract Value is determined at the end of each Valuation Period and reflects the investment experience of the selected Subaccounts, after applicable charges. The value will be the total of the values attributable to the Contract in each of the Subaccounts (i.e., Subaccount Value). The Subaccount Values are determined by multiplying that Subaccount's Accumulation Unit value by the number of Accumulation Units.

Determination of Number of Accumulation Units. Any Net Purchase Payment, Contract Value Increase Enhancements or Purchase Payment Credits, if applied, allocated to a Subaccount or Contract Value transferred to a Subaccount is converted into Accumulation Units of that Subaccount. The number of Accumulation Units is determined by dividing the dollar amount being allocated or transferred to a Subaccount by the Accumulation Unit value for that Subaccount. The number of Accumulation Units is increased by additional purchase payments and Contract Value Increase Enhancement or Purchase Payment Credits, if applicable, or allocations. The number of Accumulation Units does not change as a result of investment experience. Any Contract Value transferred, surrendered or deducted from a Subaccount is processed by canceling or liquidating Accumulation Units. The number of Accumulation Units canceled is determined by dividing the dollar amount being removed from a Subaccount by the Accumulation Unit value.

Determination of Accumulation Unit Value. The Accumulation Unit value for a Subaccount is calculated for each Valuation Period by subtracting (2) from (1) and dividing the result by (3), where:

     (1)  Is:

          (a) the net assets of the Subaccount as of the end of the Valuation Period;

          (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

     (2) The daily charges for mortality and expense risks and administrative expenses and any applicable redemption fees multiplied by the number of days in the Valuation Period.

     (3) The number of Accumulation Units outstanding as of the end of the Valuation Period.

The value of an Accumulation Unit may increase or decrease as a result of investment experience.

TRANSFER PRIVILEGES

General. Before the Payout Date, the Owner may make transfers between the Subaccounts and the Fixed Account as described below.

     - Transfers to the Fixed Account must be at least $1,000 (lesser amounts received are allocated to the Money Market Subaccount).

     - Transfers are not allowed to the DCA 6-month Fixed Period or the DCA One Year Fixed Period.

     - Except for the DCA 6-month Fixed Period and the DCA One Year Fixed Period, transfers out of a Fixed Period are permitted only during the 30-day period before the expiration of that Fixed Period.

     - Transfers from the DCA 6-month Fixed Period and the DCA One Year Fixed Period may be made throughout the Fixed Period.

     - A minimum monthly transfer to the designated Subaccounts is required from each DCA Fixed Period. If no Subaccounts are designated, the minimum transfer amount will be transferred to the Money Market Subaccount. The minimum transfer amount is the monthly sum that will amortize the DCA Fixed Period on its expiration date.

     - You cannot transfer to a Fixed Period if that Fixed Period's duration would extend beyond the Payout Date.

Amounts transferred to a Subaccount will receive the Accumulation Unit value next determined after the transfer request is received. Our Mailing Agent must receive a transfer request by 3:00 p.m. Central Time on a Valuation Day and your request will be processed on that Valuation Day.

No fee is currently charged for transfers but the Company reserves the right to charge $10 for each transfer. Transfers from a DCA Fixed Period are not subject to any transfer fees that we may impose.

Subject to the above, there is currently no limit on the number of transfers that can be made among or between Subaccounts or to or from the Fixed Account.

Transfers may be made by Written Request, fax, Internet, or by telephone.

The Company will send a written confirmation of all transfers. The Mailing Agent will use reasonable procedures to confirm that fax, Internet, or telephone instructions are genuine. These procedures may include requiring callers to identify themselves and the Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information. There are risks associated with fax, Internet, or telephone transactions that don't occur if a Written Request is submitted. Anyone authorizing or making fax, Internet, or telephone requests bears those risks. The Company will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized fax, Internet, or telephone requests that the Mailing Agent believes are genuine.

The Company may record telephone requests. The Company reserves the right to suspend telephone (and facsimile) instructions at any time for any class of Contracts for any reason.


Internet and telephone (and facsimile) service may not always be available. Any Internet or telephone (and facsimile), whether it is yours, your service provider's, your agent's, or the Mailing Agent, can experience outages or slowdowns for a variety of reasons. For example, telephone communications may not be available due to natural disasters (such as hurricanes or earthquakes), man-made disasters (such as acts of terrorism, computer failures, electrical blackouts, or certain fires), or simply because of a high number of calls (which is likely to occur during periods of high market turbulence). These outages or slowdowns may delay or prevent processing your request. Although the Mailing Agent has taken precautions to help its systems handle heavy use, it cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to the Home Office.


The Company may modify, restrict, or terminate the transfer privileges at any time for any reason.

Additional Transfer Limitations. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners invested in the Subaccounts, not just those making the transfers.

In order to try to protect Owners and the Funds from potentially harmful trading activity, the Company has certain market timing policies and procedures (the "Market Timing Procedures").

Detection. The Company employs various means in an attempt to detect, deter, and prevent frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. The Company may vary the Market Timing Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, the Company will apply the Market Timing Procedures, including any variance in the Market Timing Procedures by Subaccount, uniformly to all Owners. The Company also coordinates with the Funds to identify potential market timers, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Market Timing Procedures.

Please note that despite its best efforts, the Company may not be able to detect nor stop all harmful trading.

Deterrence. Once an Owner has been identified as a "market timer" under the Market Timing Procedures, the Company notifies the Owner that from that date forward, for three months from the date the Company mailed the notification letter, the telephone transfer and withdrawal privilege will be revoked. He or she will only be permitted to make transfers or withdrawals by Written Request with an original signature conveyed through the U.S. mail or overnight delivery service.


In its sole discretion, the Company may revise the Market Timing Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). The Company also reserves the right, to the extent permitted by applicable law, to implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, the Company may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, the Company also reserves the right to defer the transfer privilege at any time that it is unable to purchase or redeem shares of the Funds. You should be aware that the Company is contractually obligated to prohibit purchases and transfers or redemptions of Fund shares, at the Fund's request.


The Company currently does not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than the Company's in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

The Company's ability to detect and deter such transfer activity is limited by its operational and technological systems, as well as by its ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite the Company's best efforts, it cannot guarantee that the Market Timing Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. The Company applies the Market Timing Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the polices and procedures the Company has adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Market Timing Procedures. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order the Company submits may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent the Company from implementing your request.


You should be aware that we are required to provide to a Fund or its designee, promptly upon request, certain information about the trading activity of individual Owners and, if requested by the Fund, to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating the frequent trading policies established for that Fund.


Dollar Cost Averaging. Dollar Cost Averaging is a long-term transfer program that allows you to make regular (monthly, quarterly, semi-annual, or annual) level investments over time. The level investments will purchase more Accumulation Units when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. If continued over an extended period of time, the dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not guarantee a profit or protect against a loss.

Dollar Cost Averaging (DCA) Transfers. An Owner may choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) a specified dollar amount from the Money Market Subaccount to one or more Subaccounts. A minimum monthly amount must be systematically transferred from the DCA 6-month Fixed Period and the DCA One Year Fixed Period to one or more Subaccounts. The minimum monthly transfer amount is the monthly sum that will amortize the DCA Fixed Period on its expiration date.

The Company reserves the right to stop DCA transfers from the Subaccount that invests in the Money Market Fund.

Portfolio Rebalancing. An Owner may instruct the Company to automatically transfer (on a quarterly, semi-annual, or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts. Owners may start and stop automatic Variable Contract Value rebalancing at any time and may specify any percentage allocation of Contract Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If an Owner elects automatic Variable Contract Value rebalancing without specifying such percentage allocation(s), the Company will allocate Variable Contract Value in accordance with the Owner's currently effective purchase payment allocation schedule. This is not applicable if the purchase payment allocations include an allocation to the Fixed Account.) If the Owner does not specify a frequency for rebalancing, the Company will rebalance quarterly. The Company has the right to stop the portfolio rebalancing programs.

Other Types of Automatic Transfers. An Owner may also choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Variable Contract Value from one Subaccount to another. Such automatic transfers may be: (1) a specified dollar amount, (2) a specified number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, or (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount.

Owners may also automatically transfer the interest from a Fixed Period of the Fixed Account to one or more of the Subaccounts. The minimum DCA or automatic transfer amount is the equivalent of $100 per month. If less than $100 remains in the Subaccount or DCA Fixed Period from which transfers are being made, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Variable Contract Value in the Subaccount or DCA Fixed Period from which transfers are being made is depleted to zero; (2) the Owner cancels the election; or (3) for three successive months, the Variable Contract Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions. The Company will notify the Owner when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. The Company reserves the right to stop the automatic transfer programs.

SURRENDERS (REDEMPTIONS) AND PARTIAL WITHDRAWALS

Surrenders. At any time on or before the Payout Date, the Owner may surrender the Contract and receive its Surrender Value by Written Request to the Company at its Mailing Agent. The Company will process the surrender at the Accumulation Unit value next determined after the Written Request is received at the Mailing Agent. Our Mailing Agent must receive your surrender request by 3:00 p.m. Central Time on a Valuation Day and your request will be processed on that Valuation Day. The Surrender Value will be paid in a lump sum unless the Owner requests payment under an Income Payout Option. The Company may apply a market value adjustment and surrender charge upon surrender.

Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect to receive Purchase Payment Credits, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.

Partial Withdrawals. At any time on or before the Payout Date, an Owner may make withdrawals of the Surrender Value. There is no minimum amount which may be withdrawn but the maximum amount is that which would leave the remaining Surrender Value equal to $2,000. A partial withdrawal request that would reduce the Surrender Value to less than $2,000 is treated as a request for a full surrender of the Contract. The Company will process the withdrawal at the Accumulation Unit value next determined after the request is received at the Mailing Agent. Our Mailing Agent must receive your partial surrender request by 3:00 p.m. Central Time on a Valuation Day and your request will be processed on that Valuation Day. The Company may apply a market value adjustment and surrender charge upon partial withdrawal, which will be deducted from the remaining Contract Value. Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect to receive Purchase Payment Credits, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.

The Owner may specify the amount of the partial withdrawal to be made from Subaccounts or the Fixed Account. If the Owner does not so specify, or if the amount in the designated Subaccounts or the Fixed Account is not enough to comply with the request, the partial withdrawal (and any applicable market value adjustment and surrender charge) will be made proportionately from the accounts. A contingent deferred sales charge may apply to surrenders and partial withdrawals.

Systematic Withdrawals. Owner(s) may elect to receive periodic partial withdrawals under the Company's systematic withdrawal plan. Such withdrawals will be assessed surrender charges. Under the plan, the Company will make partial withdrawals (on a monthly, quarterly, semi-annual, or annual basis) from designated Subaccounts. Such withdrawals must be at least $100 each. Generally, Systematic Withdrawals may only be made from Variable Contract Value Subaccounts. However, Systematic Withdrawals can be made from the Fixed Account to satisfy Required Minimum Distributions. Additionally, the Company will allow Systematic Withdrawals of interest from Fixed Periods of the Fixed Account. Please note that withdrawals from the Fixed Account may be subject to a market value adjustment. The $100 minimum withdrawal requirement may be waived if the withdrawal is necessary to meet the required minimum distribution under the Code; however, any applicable surrender charge and market value adjustment will continue to apply. Generally, Owners should be at least age 59 1/2 to participate in the systematic withdrawal plan unless they elect to receive substantially equal periodic payments. Beginning a systematic withdrawal plan before the Owner reaches age 59 1/2 may have federal income tax implications.

The withdrawals may be: (1) a specified dollar amount, (2) a specified whole number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount, and (5) in an amount equal to an Owner's required minimum distribution under the Code.

Participation in the systematic withdrawal plan will terminate the earliest of the following events: (1) the Variable Contract Value in a Subaccount from which partial withdrawals are being made becomes zero, (2) a termination date specified by the Owner is reached, (3) the Owner requests that his or her participation in the plan cease, or (4) a surrender charge would be applicable to amounts being withdrawn (i.e., partial withdrawals under the systematic withdrawal plan may not include amounts subject to the surrender charge unless one of the exceptions noted below applies).

With regard to (4), an Owner may, by Written Request, request that systematic withdrawals continue even though a surrender charge is deducted in connection with such withdrawals. Also with regard to (4), if the withdrawal is necessary to meet the required minimum distribution under the Code or if necessary to make substantially equal payments as required under the Code, the Company will continue systematic withdrawals even though a surrender charge is deducted.

Automatic Required Minimum Distribution Plan. Certain qualified plans require that you begin to take distributions by age 70 1/2. To help make these distributions, the Company offers its Automatic Required Minimum Distribution plans. The Automatic Required Minimum Distribution plan can be used by individuals participating in a Tax Sheltered Annuity (TSA), Individual Retirement Annuity (IRA), or Simplified Employee Pension (SEP). If the owner elects to use this plan, scheduled withdrawals using the previous December 31 year-end value divided by the appropriate life expectancy factor will automatically be taken from their contract value. These scheduled withdrawal amounts will satisfy minimum distribution requirements for the value in this Contract. If you plan, whether or not you take them under the Automatic Required Minimum Distribution Plan, to take required minimum distributions under your Contract, you should not purchase a Guaranteed Minimum Accumulation Benefit rider because withdrawals will decrease your Guaranteed Minimum Accumulation Benefit Basis.

Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988;
(ii) earnings on those contributions; and iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, severance from employment, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

There may be federal income tax implications to surrenders and partial withdrawals. Owners should consult with their tax adviser before requesting a surrender or partial withdrawal. The Company reserves the right to stop offering the systematic withdrawal plan at any time.

CONTRACT LOANS

Owners of Contracts issued in connection with retirement programs meeting the requirements of Section 403(b) of the Code (other than those programs subject to Title 1 of the Employee Retirement Income Security Act of 1974) may borrow from the Company using their Contracts as collateral. Loans are subject to the terms of the Contract, the retirement program and the Code. Loans are described in more detail in the SAI.

DEATH BENEFIT BEFORE THE PAYOUT DATE


Naming different persons as Owner(s), Annuitant(s), and Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it. Carefully consider the potential consequences under various scenarios when naming Owners, Annuitants, and Beneficiaries, and consult your agent or financial advisor.


Death of an Owner. If any Owner dies before the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. In the latter event, the surviving Annuitant becomes the Owner.

If there is a non-natural Owner, the death or change of an Annuitant will be treated as the death of an Owner for these purposes. The following options are available to a sole surviving Owner or a new Owner:

     (1) If the Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

     (2) If the Owner is not the spouse of the deceased Owner he or she may elect, within 60 days of the date the Company receives Due Proof of
          Death:


          (a) to continue the Contract as the new Owner for up to an additional five years after which, if the Contract has not earlier been surrendered, the Contract will terminate and the Company will pay the Surrender Value in a single sum; or



          (b) to apply the Surrender Value within one year of the deceased Owner's death to one of the Income Payout Options provided that payments under the option are payable over the new Owner's life or over a period not greater than the new Owner's life expectancy.



If he or she does not elect one of the above options, the Company will pay the Surrender Value in a single sum five years from the date of the deceased Owner's death.


Under any of these options, sole surviving Owners or new Owners may exercise all Ownership rights and privileges from the date of the deceased Owner's death until the date that the Surrender Value is paid.

Death of the Annuitant. If the Annuitant dies before the Payout Date, the Company will pay the death benefit described below to the Beneficiary named by the Owner in a lump sum. (Owners and Beneficiaries also may name successor Beneficiaries.) If there is no surviving Beneficiary, the Company will pay the death benefit to the Owner or the Owner's estate. In lieu of a lump sum payment, the Beneficiary may elect, within 60 days of the date the Company receives Due Proof of Death of the Annuitant, to apply the death benefit to an Income Payout Option. If the Annuitant who is also an Owner dies, the Beneficiary may only apply the death benefit payment to an Income Payout Option if:

     (1) payments under the option begin within 1 year of the Annuitant's death; and

     (2) payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

In lieu of a lump sum payment, if the Beneficiary is the deceased Annuitant's spouse, then he or she may elect to continue the Contract.

Basic Death Benefit. The basic death benefit is an amount equal to the greater of:

     (1) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Date the Mailing Agent receives Due Proof of Death; or

     (2) Contract Value less any Purchase Payment Credits applied to Contract Value within 12 months of the Annuitant's death, as of the Valuation Date the Mailing Agent receives Due Proof of Death;

The death benefit will be reduced by any outstanding Loan Amount and any applicable premium expense charges not previously deducted. The Contract also offers additional guaranteed death benefit choices as riders to the Contract. These additional choices enhance the death benefit and are available at an additional charge. Please see the riders section for more details.


The death benefit is paid at such time as the Company is provided all required documentation and proper instructions.


Proportional Adjustment for Partial Withdrawals. When calculating the basic death benefit amount, as described above, an adjustment is made to aggregate Net Purchase Payments for partial withdrawals taken from the Contract. The proportional adjustment for partial withdrawals is calculated by dividing (1) by
(2) and multiplying the result by (3) where:

     (1)  Is the partial withdrawal amount;

     (2)  Is the Contract Value immediately prior to the partial withdrawal; and

     (3) Is the sum of Net Purchase Payments immediately prior to the partial withdrawal less any adjustment for prior partial withdrawals (including any applicable market value adjustments and surrender charges).


Examples how the death benefit works are provided in Appendix B.


                              MISCELLANEOUS MATTERS

PAYMENTS

Any surrender, partial withdrawal, Contract loan, or death benefit usually will be paid within seven days of receipt of a Written Request at the Mailing Agent, any information or documentation reasonably necessary to process the request, and (in the case of a death benefit) receipt and filing of Due Proof of Death. However, payments may be postponed if:

     (1) the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or

     (2)  the SEC permits the postponement for the protection of Owners; or

     (3) the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

If a recent check or draft has been submitted, the Company has the right to delay payment until it has assured itself that the check or draft has been honored.

The Company has the right to defer payment of any surrender, partial withdrawal, or transfer from the Fixed Account for up to six months from the date of receipt of Written Request at the Mailing Agent for such a surrender or transfer. In addition, the Company may defer payment from the Fixed Account for up to two months from the date we receive Due Proof of Death. Interest will be added to the amount paid, if required by a particular jurisdiction. Interest will be calculated at the rate required and for a time period required by law or regulation.

If mandated under applicable law, the Company may be required to reject a purchase payment. The Company may also be required to provide additional information about your account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

MODIFICATION

Upon notice to the Owner and as permitted by applicable law, the Company may modify the Contract:

     (1) (1) to permit the Contract or the Variable Account to comply with any applicable law or regulation issued by a government agency;

     (2) to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

     (3)  to reflect a change in the operation of the Variable Account;

     (4) to combine the Variable Account with any of our other separate accounts and/or create new separate accounts;

     (5) to transfer the assets of any Subaccount to any other Subaccount, and to add new Subaccounts and make such Subaccounts available to any class of contracts as we deem appropriate;

     (6) to transfer assets from the Variable Account to another separate account;

     (7) to deregister the Variable Account under the 1940 Act if such registration is no longer required;

     (8) to operate the Variable Account as a management investment company under the 1940 Act (including managing the Variable Account under the direction of a committee) or in any other form permitted by law;

     (9) to restrict or eliminate any voting rights of Owners or other persons having such rights as to the Variable Account;

     (10) to add new funds or remove existing funds;

     (11) to eliminate or combine any Subaccounts and transfer the assets of any Subaccount to any other Subaccount; or

     (12) to make any other changes to the Variable Account or its operations as may be required by the 1940 Act or other applicable law or regulation.

In the event of most such modifications, the Company will make appropriate endorsement to the Contract.

REPORTS TO OWNERS

At least annually, the Company will mail to each Owner, at such Owner's last known address of record, a report setting forth the Contract Value (including the Contract Value in each Subaccount and each Fixed Amount), purchase payments paid and charges deducted since the last report, partial withdrawals made since the last report, individualized rate of return (based on contract fees, charges, riders and deposits) and any further information required by any applicable law or regulation.

CHANGE OF ADDRESS NOTIFICATION

To protect you from fraud and theft, the Company may verify any changes in address you request by sending a confirmation of the change to both your old and new address. The Company may also call you to verify the change of address.

INQUIRIES

Inquiries regarding a Contract may be made in writing to the Company at its Home Office. The Company reserves the right to charge a fee of up to $50 for each research request

                              INCOME PAYOUT OPTIONS

PAYOUT DATE AND PROCEEDS

The Owner selects the Payout Date. For Non-Qualified Contracts, the Payout Date may not be after the later of the Contract Anniversary following the Annuitant's 85th birthday or 10 years after the Contract Issue Date. For Qualified Contracts, the Payout Date must be no later than the Annuitant's age 70 1/2 or any other date meeting the requirements of the Code.

The Owner may change the Payout Date subject to the following limitations: (1) the Owner's Written Request must be received at the Home Office at least 30 days before the current Payout Date, and (2) the requested Payout Date must be a date that is at least 30 days after receipt of the Written Request. The Payout Date may be no earlier than 30 days after the issue date. (The Company is currently waiving the 30 day requirement in (1), however, the Written Request must be received in the Home Office prior to the current Payout Date.)

On the Payout Date, the Payout Proceeds will be applied under the Single Life Income Option with ten years guaranteed, unless the Owner elects to have the proceeds paid under another payment option or to receive the Surrender Value in a lump sum. Unless the Owner instructs the Company otherwise, amounts in the Fixed Account will be used to provide a Fixed Income Payout Option and amounts in the Variable Account will be used to provide a variable Income Payout Option.

The Payout Proceeds equal the Contract Value:

     (1)  plus or minus any applicable market value adjustment;

     (2) minus any applicable surrender charge if Income Payout Option 1 or Option 2 (with variable Income Payments) are selected;

     (3) minus the pro-rated portion of the annual Contract fee or rider charges (unless the Payout Date falls on the Contract Anniversary);

     (4)  minus any applicable Loan Amount; and

     (5)  minus any applicable premium expense charge not yet deducted.

ELECTION OF INCOME PAYOUT OPTIONS

On the Payout Date, the Payout Proceeds will be applied under an available Income Payout Option, unless the Owner elects to receive the Surrender Value in a single sum. If an election of an Income Payout Option is not on file at the Home Office on the Payout Date, the proceeds will be paid as a life income annuity with payments for ten years guaranteed. An Income Payout Option may be elected, revoked, or changed by the Owner at any time before the Payout Date while the Annuitant is living. The election of an option and any revocation or change must be made by Written Request. The Owner may elect to apply any portion of the Payout Proceeds to provide either variable Income Payments or fixed Income Payments or a combination of both.

The Company reserves the right to refuse the election of an Income Payout Option other than paying the Payout Proceeds in a lump sum if the total amount applied to an Income Payout Options would be less than $2,500, or each Income Payment would be less than $20.00.

FIXED INCOME PAYMENTS

Fixed Income Payments are periodic payments from the Company to the designated Payee, the amount of which is fixed and guaranteed by the Company. The amount of each payment depends only on the form and duration of the Income Payout Option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount applied to purchase the Income Payments and the applicable income purchase rates in the Contract. Except for Options 1 and 2A, the income purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.5%. For Options 1 and 2A, the income purchase rates are based on an effective annual interest rate of 2%. The Company may, in its sole discretion, make Income Payments in an amount based on a higher interest rate.

VARIABLE INCOME PAYMENTS

The dollar amount of the first variable Income Payment is determined in the same manner as that of a fixed Income Payment. Variable Income Payments after the first payment are similar to fixed Income Payments except that the amount of each payment varies to reflect the net investment performance of the Subaccount(s) selected by the Owner or Payee.

The net investment performance of a Subaccount is translated into a variation in the amount of variable Income Payments through the use of Income Units. The amount of the first variable Income Payment associated with each Subaccount is applied to purchase Income Units at the Income Unit value for the Subaccount as of the Payout Date. The number of Income Units of each Subaccount attributable to a Contract then remains fixed unless an exchange of Income Units is made as described below. Each Subaccount has a separate Income Unit value that changes with each Valuation Period in substantially the same manner as do Accumulation Units of the Subaccount.

The dollar value of each variable Income Payment after the first is equal to the sum of the amounts determined by multiplying the number of Income Units by the Income Unit value for the Subaccount for the Valuation Period which ends immediately preceding the date of each such payment. If the net investment return of the Subaccount for a payment period is equal to the pro-rated portion of the 3.5% annual assumed investment rate, the variable Income Payment for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3.5% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3.5%, the payment for that period will be less than the payment for the prior period.

After the Payout Date, a Payee may change the selected Subaccount(s) by Written Request up to four times per Contract Year. Such a change will be made by exchanging Income Units of one Subaccount for another on an equivalent dollar value basis. See the Statement of Additional Information for examples of Income Unit value calculations and variable Income Payment calculations.

DESCRIPTION OF INCOME PAYOUT OPTIONS

Unless otherwise noted, once an option is selected and Income Payments begin, the value of any remaining payments can not be surrendered or withdrawn and paid in a single sum.

Option 1 - Interest Option. (Fixed Income Payments Only) The proceeds are left with the Company to earn interest at a compound annual rate to be determined by the Company but not less than 2%. Interest will be paid every month or every 12 months as the Payee selects. Under this option, the Payee may withdraw part or all of the proceeds at any time. This option may not be available in all states.

Option 2A - Installment Option - Fixed Payments. The Company makes fixed monthly Income Payments for a number of years between 5 and 30 selected by the Owner. In the event of the Payee's death, a successor Payee may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 2B - Installment Option - Variable Payments. The Company makes monthly Income Payments for a number of years between 5 and 30 selected by the Owner. In the event of the Payee's death, a successor Payee may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or it the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee. The Payee may elect at anytime by Written Request to surrender the income option and receive the commuted value of the remaining payments. The Payee also may elect at any time by Written Request to withdraw a portion of commuted value of the remaining payments (i.e. the future value of your remaining payments will be reduced proportionally by the withdrawal). The commuted value of the payments will be calculated as described in the Contract.

Option 3A - Single Life Income Guaranteed Period Certain. The Company makes monthly Income Payments during the Annuitant's lifetime with the guarantee that payments will be made for a period of five, ten, fifteen, or twenty years as selected by the Owner. In the event of the Annuitant's death before the expiration of the specified number of years, the Payee or a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 3B - Single Life Income. The same as Option 3A except that payments are not guaranteed for a specific number of years but only for the lifetime of the Annuitant.

UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.

Option 4A - Joint and Survivor Life Income - Guaranteed Period Certain. The Company makes monthly Income Payments for as long as either of two joint Annuitants remain alive, with the guarantee that payments will be made for a period of five, ten, fifteen, or twenty years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, payments will be made to the Payee or any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

The minimum amount of each fixed payment and the initial payment amount for variable Income Payout Options will be determined from the tables in the Contract that apply to the particular option using the Annuitant's age (and if applicable, gender). Age will be determined from the last birthday at the due date of the first payment.

Option 4B - Joint and Survivor Life Income. The Company makes monthly Income Payments for as long as either of two joint Annuitants remains alive. The same as Option 4A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.

Option 5A - Single Life Income - Payments Adjusted For Inflation - Guaranteed Period Certain (Fixed Income Payments ONLY). The Company makes monthly Income Payments adjusted for inflation as described below during the Annuitant's lifetime with the guarantee that payments will be made for a period of ten years or twenty years as selected by the Owner. In the event of the Annuitant's death before the expiration of the specified number of years, the Payee or a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 5B - Single Life Income - Payments Adjusted For Inflation (Fixed Income Payments Only). The Company makes monthly Income Payments adjusted for inflation as described below for as long as the Annuitant lives. The same as Option 5A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.

Option 6A - Joint and Survivor Life Income - Payments Adjusted For Inflation - Guaranteed Period Certain (Fixed Income Payments Only). The Company makes monthly Income Payments adjusted for inflation as described below for as long as either of two joint Annuitants remain alive, with the guarantee that payments will be made for a period of five, ten, fifteen, or twenty years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, payments will be made to the Payee or any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 6B - Joint and Survivor Life Income - Payments Adjusted For Inflation (Fixed Income Payments Only). The Company makes monthly Income Payments adjusted for inflation as described below for as long as two joint Annuitants remain alive. The same as Option 6A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.

Option 7 - Single Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Income Payments Only). The Company will make monthly Income Payments adjusted for inflation as described below for as long as the Annuitant lives. The total amount paid under this option will be at least equal to the Contract Value applied. If the Annuitant dies and the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Payee or a successor Payee in a lump sum. If there is no successor Payee, it will be payable to the Payee's estate.

Option 8 - Joint and Survivor Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Income Payments Only). The Company will make monthly Income Payments adjusted for inflation as described below for as long as either of two joint Annuitants remains alive. The total amount paid under this option will be at least equal to the Contract Value applied. If at the death of the second Annuitant, the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Payee or a successor Payee in a lump sum. If there is no successor Payee, it will be payable to the last surviving Payee's estate.

Adjustments for Inflation. For Options 5A, 5B, 6A, 6B, 7, and 8, Income Payments will be adjusted for inflation at the beginning of each calendar year. The adjustment is based on the percentage increase in the Consumer Price Index - Urban Wage Earners and Clerical Workers (Current Series) for the 12-month period ended September 30 of the prior calendar year. If the change in the index is negative, no adjustment will be made. If the CPI-W is discontinued, a substitute index will be used. Such substitute index may be subject to approval by your state insurance department. The Company reserves the right to discontinue offering settlement options 5A, 5B, 6A, 6B, 7, and 8 if the U.S. Treasury Department no longer issues new Treasury Inflation Protection Securities.

Alternate Payment Option. In lieu of one of the above options, the Payout Proceeds or death benefit, as applicable, may be applied to any other payment option made available by the Company or requested and agreed to by the Company.

Please note that annuity options without a life contingency (e.g., Options 1, 2A and 2B may not satisfy required minimum distribution rules. Consult a tax advisor before electing one of these options.

DEATH BENEFIT AFTER THE PAYOUT DATE

If an Owner dies after the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the successor Payee becomes the new Owner. If there is no successor Payee, the surviving Annuitant becomes the new Owner. Such Owners will have the rights of Owners after the Payout Date, including the right to name successor Payees if the deceased Owner had not previously done so. The death of an Annuitant after the Payout Date will have the effect stated in the Income Payout Option pursuant to which Income Payments are being made.

                             CHARGES AND DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGES

The Company deducts a mortality and expense risk charge from the Variable Account. The charges are computed and deducted on a daily basis, and are equal to an annual rate of (i) 1.15% of the average daily net assets of the Variable Account for the B-Share, (ii) 1.60% of the average daily net assets of the Variable Account if you elect to receive Purchase Payments Credits, and (iii) 1.65% of the average daily net assets of the Variable Account for the L-Share Class.

The mortality risk the Company assumes is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the Income Payments received. The mortality risk that the Company assumes also includes a guarantee to pay a death benefit if the Annuitant dies before the Payout Date. The expense risk that the Company assumes is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses.

The Company may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts, or for any other purpose.

ADMINISTRATIVE CHARGE

The Company deducts a daily administrative charge to compensate it for administrative expenses it incurs. The charge is deducted at an annual rate of 0.15% of the average daily net assets of the Variable Account.

FUND EXPENSES

Because the Variable Account purchases shares of the Funds, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by such Funds. A more detailed description of these fees and expenses may be found in the Funds' prospectus, which follows this Prospectus. Please note that the Ultra Series Fund and its investment adviser are affiliated with the Company. In addition, as discussed under "Servicing Fees" above, the Funds pay the Company for providing certain administrative services.

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

Charge for Partial Withdrawal or Surrender. No sales charge deduction is made from purchase payments when amounts are deposited into the Contracts. However, if any amount is withdrawn or surrendered within seven years (B-Share Contracts) or four years (L-Share Contracts) of being received by the Company, the Company will withdraw the amount requested and deduct a surrender charge from the remaining Contract Value. The Company deducts a surrender charge to compensate it for the distribution costs when Owners surrender or withdraw before distribution costs have been recovered.

The surrender charge is calculated by multiplying the applicable charge percentage (as shown below) by the amount of purchase payments surrendered. This means that you would pay the same charge at the time of withdrawal or surrender regardless of whether your Contract Value has increased or decreased. There is no surrender charge for withdrawal of Contract Value in excess of aggregate purchase payments (less withdrawals of such payments). The surrender charge generally is calculated using the assumption that all Contract Value in excess of aggregate purchase payments (less withdrawals of such payments) is surrendered before any purchase payments and that purchase payments are surrendered on a first-in-first-out basis. This assumption works to your advantage if you anticipate a current need to assess your Contract Value.

However, if you elect to receive Purchase Payment Credits, the assumptions the Company uses in assessing the surrender charge are different. The Company will assume that earnings will be withdrawn last. Specifically, in applying the surrender charge with a Purchase Payment Credit, the Company will assume Contract Value is withdrawn as follows: first, the oldest purchase payments are withdrawn; second, 10% of purchase payments free of surrender charge will be withdrawn; and finally, purchase payments subject to surrender charge will be withdrawn.

After all purchase payments have been withdrawn (and all surrender charges paid) earnings will be withdrawn. This change in withdrawal order has no impact on taxation of the withdrawal. However, it does mean that you will not have access to 100% of the gain in your Contract without first withdrawing 100% of your purchase payments and paying any associated surrender charges. This assumption works to your disadvantage if you anticipate a current need to assess your Contract Value. The surrender charge schedule varies by Class and whether you have elected to receive Purchase Payment Credits. The schedule is set forth below:

                                 CHARGE AS A
NUMBER OF FULL                    PERCENTAGE
 YEARS BETWEEN                   OF PURCHASE
    DATE OF       CHARGE AS A     PAYMENT -     CHARGE AS A
   PURCHASE      PERCENTAGE OF     PURCHASE      PERCENTAGE
  PAYMENT AND       PURCHASE       PAYMENT      OF PURCHASE
    DATE OF        PAYMENT -       CREDITS       PAYMENT -
   SURRENDER     B-SHARE CLASS     ELECTED     L-SHARE CLASS
--------------   -------------   -----------   -------------
       0               8%             9%             8%
       1               7%             8%             7%
       2               6%             7%             6%
       3               5%             6%             5%
       4               4%             5%             0%
       5               3%             4%             0%
       6               2%             3%             0%
       7+              0%             0%             0%

For B-Share Class Contracts issued in conjunction with plans that qualify under
Section 457(f) of the Code, the schedule of percentages shown above will apply from the Contract Issue Date to the date of surrender, rather than from the number of years since the purchase payment was made.

Assuming you elect to receive Purchase Payment Credits and you withdraw all purchase payments within one year of payment, in no event will the surrender charges the Company imposes, when added to any surrender charges previously assessed on the Contract exceed 8.1% of aggregate purchase payments made to date for that Contract. The surrender charge percentage rate in this case is 9% of purchase payments withdrawn, but 10% of these payments will not be assessed a surrender charge, as described below. The maximum surrender charge imposed on a single withdrawal is 9%, assuming the amount not subject to surrender charge for the contract year has already been utilized by a prior withdrawal.

Amounts Not Subject to Surrender Charge. In each Contract Year, earnings may be withdrawn free of surrender charges. In addition, up to 10% of an amount equal to the aggregate purchase payments still subject to a surrender charge (computed at the time of the withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Any amounts surrendered or withdrawn in excess of this 10% will be assessed a surrender charge. This right is not cumulative from Contract Year to Contract Year. For B-Share Class Contracts issued in conjunction with Section 457(f) Plans, in each Contract Year, up to 10% of an amount equal to the aggregate purchase payments (computed at the time of withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Ten percent of the portion of the withdrawal that exceeds the earnings will be free of surrender charge. The other 90% will be subject to the surrender charge rate as outlined in the above chart. A surrender charge is not assessed on Contract Value Increase Enhancements or Purchase Payment Credits.

Waiver of Market Value Adjustment and Surrender Charge. (This benefit may be exercised only one time). In most states, the Contract provides that, upon Written Request from the Owner before the Payout Date, the surrender change and any applicable market value adjustment will be waived on one partial withdrawal or surrender if the Annuitant is:

     (1) confined to nursing home or hospital after the Contract is issued (as described in the Contract); or

     (2) becomes terminally ill after the Contract is issued (as described in the Contract); or

     (3) becomes unemployed at least one year after the Contract is issued, has received unemployment compensation for at least 30 days and is receiving it at the time of the withdrawal or surrender (as described in the Contract); or

     (4) the Annuitant's primary residence is located in an area that is declared a presidential disaster area and $50,000 of damage is sustained to the residence as a result of the disaster and after the Contract is issued (as described in the Contract).

The waiver is not available in some states, and, therefore, is not described in Contracts issued in those states. The terms under which the surrender charge and any applicable market value adjustment will be waived may vary in some states and are described in Contracts issued in those states. This benefit may be exercised only one time.

ANNUAL CONTRACT FEE

On each Contract Anniversary before the Payout Date, the Company deducts an annual Contract fee of $30 to pay for administrative expenses. The fee is deducted from each Subaccount and from the Fixed Account based on a proportional basis. The Company reserves the right to deduct the annual Contract Fee upon surrender of a Contract on a date other than a Contract Anniversary. A pro-rated portion of the fee is deducted upon application to an Income Payout Option. After the Payout Date, the annual Contract fee is deducted from variable Income Payments. The Company does not deduct the annual Contract fee on Contracts with a Contract Value of $50,000 or more on the Contract Anniversary. The Contract fee will not be charged after the Payout Date when a Contract with a Contract Value of $50,000 or more has been applied to an Income Payout Option.

TRANSFER PROCESSING FEE

Currently no fee is charged for transfers. However, the Company reserves the right to charge $10 for each transfer to compensate it for transfer processing costs. The transfer charge is not applicable to transfers from the DCA 6-month Fixed Period or the DCA One Year Fixed Period. Each Written Request or telephone/fax authorization is considered to be one transfer, regardless of the number of Subaccounts or Fixed Amounts affected by the transfer. The transfer fee is deducted from the account from which the transfer is made. If a transfer is made from more than one account at the same time, the transfer fee is deducted pro-rata from the accounts.

DUPLICATE CONTRACT CHARGE

You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract.

PREMIUM TAXES

Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range from 0% to 3.5%. This range is subject to change based on current state law. If premium taxes are applicable to a Contract, the jurisdiction may require payment
(a) from purchase payments as they are received, (b) from Contract Value upon withdrawal or surrender, (c) from Payout Proceeds upon application to an Income Payout Option, or (d) upon payment of a death benefit. The Company will forward payment to the taxing jurisdiction when required by law. Although the Company reserves the right to deduct premium taxes at the time such taxes are paid to the taxing authority, currently the Company does not deduct premium tax unless the Contract is annuitized.

OTHER TAXES

Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that the Company incurs or that may be attributable to the Variable Account or the Contracts. The Company may, however, make such a charge in the future from Surrender Value, death benefit proceeds, amounts applied to Income Payout Options, or Income Payments, as appropriate.

LOAN INTEREST CHARGE

While a loan is outstanding, loan interest is payable at the end of each Contract Year or, if earlier, on the date of loan repayment, surrender, termination, or death of the Annuitant. Loan interest is charged in arrears on the amount of an outstanding loan. Loan interest that is unpaid when due will be added to the amount of the loan at the end of each Contract Year and will bear interest at the same rate.

The Company charges an annual interest rate of 6.5% on loans. After offsetting the 3% interest the Company guarantees it will credit to the Loan Account, the maximum guaranteed net cost of loans is 3.5% (annually).

ENHANCED DEATH BENEFIT RIDER CHARGES

The 3% Annual Guarantee Death Benefit rider carries an annual charge of 0.20% of average monthly Contract Value for the prior year. The Maximum Anniversary Value Death Benefit carries an annual charge of 0.15% of average monthly Contract value for the prior Contract Year. The Earnings Enhanced Death Benefit rider carries an annual charge of 0.30% of average monthly Contract Value for the prior year. In addition, the Spouse Beneficiary Death Benefit rider carries an annual charge of 0.05% of average monthly Contract Value for the prior year. These charges, which are intended to compensate the Company for the costs and risks assumed by the Company in providing the riders, will be assessed on each Contract Anniversary. Each charge will be based on the average monthly Contract Value for the previous Contract Year. The charge will be deducted from the Subaccounts and Fixed Amounts on a pro-rata basis. A pro-rata portion of this charge will be deducted upon surrender payment of death proceeds, or selection of an Income Payout Option, if the surrender payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary.

ENDORSEMENT CHARGES

Currently there is no charge for the Income Payment Increase Endorsement; however, the Company reserves the right to charge up to $150 for the endorsement. If a charge is assessed, it will be deducted from the additional amount received before it is added to the Contract Value applied to the Income Payment Option.

Generally, there is no charge for the Change of Annuitant Endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, the Company reserves the right to charge up to $150 to offset the Company's expenses incurred in connection with the endorsement. If a fee is imposed, this fee will be deducted from the Contract Value at the time of the change of Annuitant. The Change of Annuitant Endorsement is subject to a number of conditions.

GUARANTEED LIVING BENEFIT CHARGES

Guaranteed Living Benefit charges are assessed on each Contract Anniversary and are shown as a percentage of average daily Benefit Basis for the prior Contract Year. The monthly date used for the calculation of average monthly Contract Value is the same day each month as the Contract Issue Date.

For Guaranteed Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders issued on and after the date of this prospectus, the current annual charge is 0.70% and 0.65%, respectively.

If the benefit is in effect on the Contract Issue Date, the Company will not assess a charge for the benefit until the first Contract Anniversary.


If a current rider is not approved in your state or your application for a rider is dated prior to November 24, 2008, a prior, approved version may be issued, which may have different charges. (See SUMMARY, Charges and Deductions and the Appendices.) Information about prior versions of these riders is available in the appendices to this prospectus.


ADDITIONAL INFORMATION


The Company sells the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. The Company pays commissions to the broker-dealers for selling the Contracts. You do not directly pay this commission, the Company does. The Company intends to recover commissions, marketing, administrative and other expenses and the cost of Contract benefits through the fees and charges imposed under the Contracts. (See DISTRIBUTION OF CONTRACTS.)


                             OPTIONAL DEATH BENEFITS

If the Owner elects one of the following enhanced death benefit riders, the death benefit will not be paid as described above under the heading "Death Benefit Before the Payout Date," and will be calculated as described below. The Company assesses a charge for each of the optional death benefit riders. Please consult a competent tax adviser before electing any of these riders in connection with a Qualified Contract. The tax rules for Qualified Contracts may limit the value of a rider or endorsement.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

This rider provides a minimum death benefit prior to the Payout Date equal to the Maximum Anniversary Value (as described below) less any Loan Amounts and premium taxes not previously deducted. On the issue date, the Maximum Anniversary Value is equal to the initial Net Purchase Payment. After the issue date, the Maximum Anniversary Value will be calculated on three different dates:

     (1)  the date an additional purchase payment is received by the Company,

     (2)  the date of payment of a partial withdrawal, and

     (3)  on each Contract Anniversary.

When a purchase payment is received, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the Net Purchase Payment.

When a partial withdrawal is paid, the Maximum Anniversary Value is equal to the most recently calculated maximum anniversary value less an adjustment for the partial withdrawal. The adjustment for each partial withdrawal is (1) divided by
(2) with the result multiplied by (3) where:

     (1)  is the partial withdrawal amount;

     (2)  is the Contract Value immediately prior to the partial withdrawal; and

     (3) is the most recently calculated Maximum Anniversary Value less any adjustments for prior partial withdrawals (including any applicable market value adjustments and surrender charges).

The Maximum Anniversary Value on each Contract Anniversary is the greater of the most recently calculated Maximum Anniversary Value and your Contract Value

This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

3% ANNUAL GUARANTEE DEATH BENEFIT

This rider provides a minimum death benefit prior to the Payout Date equal to the 3% Annual Guarantee Death Benefit less any Loan Amounts and premium taxes not previously deducted. On the issue date the 3% Annual Guarantee Value is equal to the initial Net Purchase Payment. Thereafter, the 3% Annual Guarantee Value on each Contract Anniversary is the lesser of:

     (1) the sum of all Net Purchase Payments received minus an adjustment for partial withdrawals plus interest compounded at a 3% annual effective rate; or

     (2)  200% of all Net Purchase Payments received.

The adjustment for each partial withdrawal is equal to (1) divided by (2) with the result multiplied by (3) where:

     (1)  is the partial withdrawal amount;

     (2)  is the Contract Value immediately prior to the withdrawal; and

     (3) is the 3% Annual Guarantee Death Benefit immediately prior to the withdrawal, less any adjustments for earlier withdrawals (including any applicable market value adjustments and surrender charges).

This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

EARNINGS ENHANCED DEATH BENEFIT RIDER

This rider provides a minimum death benefit prior to the Payout Date equal to the greater of:


     (1) the death benefit proceeds provided by the Contract (i.e., the greater of: (i) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day the Company receives Due Proof of Death; or (ii) Contract Value as of the Valuation Day the Company receives Due Proof of Death less any Purchase Payment Credits applied within 12 months of the Annuitant's death);



     (2) the death benefit proceeds provided by any other rider attached to the Contract (e.g., the Maximum Anniversary Death Benefit or 3% Annual Guaranteed Death Benefit riders); or


     (3) the Earnings Enhanced Death Benefit Proceeds, as such term is defined below, as of the date Due Proof of Death is received.

The death benefit proceeds described above will be reduced by any Loan Amount and any applicable premium taxes not previously deducted.

The Earnings Enhanced Death Benefit Proceeds are equal to Contract Value plus an additional amount, not to exceed 100% of all remaining purchase payments, calculated by multiplying earnings by:

     -    40% if the Annuitant was age 70 or younger on the Contract Issue Date;
          or

     -    25% if the Annuitant was age 71 or older on the Contract Issue Date

For this purpose: (1) "earnings" means Contract Value minus any applicable rider charges accrued since the prior Contract Anniversary plus any remaining purchase payments, and (2) "remaining purchase payments" means the sum of all Net Purchase Payments received less the amount by which each partial withdrawal exceeds the earnings in the Contract immediately prior to the withdrawal. Earnings can never be less than zero.

Also for this purpose, Partial Withdrawals are deemed to be taken from Contract Value representing earnings, and when no such earnings remain, from Contract Value representing Net Purchase Payments on a first-in, first-out basis.

The Earnings Enhanced Death Benefit rider is only available if you elect the Maximum Anniversary Value Death Benefit or the 3% Annual Guarantee Death Benefit. This rider will terminate automatically if neither of the other optional death benefit riders is in force. The Earnings Enhanced Death Benefit rider cannot be elected with Purchase Payment Credits.

SPOUSE BENEFICIARY DEATH BENEFIT RIDER

The spousal death benefit extends the basic death benefit and any attached death benefit riders on your life, during the accumulation period, to your spouse if he or she is your sole Beneficiary under the Contract. If your spouse dies before you do, the benefit (if any) described below will be paid into your Contract. You may wish to consider electing this rider if you will be the sole Owner and Annuitant under the Contract and you intend to name your spouse as your sole Beneficiary.

You should not add this rider if you do not intend for your spouse to be the sole Beneficiary, if you desire to name a co-annuitant, or if you are not the sole Owner of the Contract.

This rider provides a spousal death benefit if your spouse Beneficiary dies during the accumulation period provided: you are named as both the sole Annuitant and the sole Owner; your spouse is named as the sole primary Beneficiary; your spouse has signed the application or written request for this rider; and both you and your spouse are less than age 76 on the rider effective date.

The Spouse Beneficiary Death Benefit rider will not be issued in conjunction with the Earnings Enhanced Death Benefit. We are currently not offering it with Qualified Contracts.

Spouse Beneficiary Death Benefit. In the event your spouse Beneficiary who signed the original application dies, the Company will calculate the spousal death benefit proceeds according to the terms of the Contract including any attached death benefit riders, and compare the amount of those proceeds to the Surrender Value as of the date the Company receives Due Proof of Death. If the death benefit proceeds are greater than your Surrender Value, the Company will allocate the difference according to the purchase payment allocation designation on file as of the date it receives Due Proof of Death. If death benefit proceeds are less than your Surrender Value on the date the Company receives Due Proof of Death, no additional amount will be added to your Contract. The charges for this rider will not be refunded.

The additional amount, if any, will not increase surrender charges on the Contract. However, any amount allocated to a Fixed Account will begin a new Fixed Period that may be subject to market value adjustment. It is possible that any distribution attributable to the Spouse Beneficiary Death Benefit will be taxable in full.

Termination. The Spouse Beneficiary Death Benefit rider will terminate on the earliest of:

     - the date death benefit proceeds become payable on you according to the provisions of the Contract;

     - the date death benefit proceeds become payable on your spouse Beneficiary according to the terms of this rider;

     -    the Payout Date;

     - the date the Company receives Written Request to change your Beneficiary;

     -    the date you surrender your Contract; or

     - the date you chose to end this rider by Written Request to the Company.

If your spouse Beneficiary ceases to be your spouse, this rider will terminate on the date you notify the Company.

Charges. If you elect the Spouse Beneficiary Death Benefit, the Company will deduct a charge that compensates it for the costs and risks it assumes in providing this benefit. The current annual Spouse Beneficiary Death Benefit charge percentage is 0.05%.


Examples showing how these benefits work are provided in Appendix B.


The amount of the Spouse Beneficiary Death Benefit charge is calculated by multiplying the current annual Spouse Beneficiary Death Benefit charge percentage by the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the company will deduct the Spouse Beneficiary Death Benefit charge pro-rata from your Contract Value.

A pro-rata portion of the charge also will deducted upon Contract surrender, termination of the rider, payment of death benefit proceeds, or start of payments under an Income Payout Option, if the surrender, termination, payment of death benefit proceeds or start of payments under an Income Payment Option does not occur on a Contract Anniversary.

                         AVAILABLE CONTRACT ENDORSEMENTS

In addition to the Contract Value Increase Enhancement and the Purchase Payment Credit Endorsement discussed above under "Description of the Contract, the following endorsements may be available on your Contract.

INCOME PAYMENT INCREASE ENDORSEMENT


Under this endorsement and subject to the conditions described therein, you may increase the Income Payment under any Income Payout Option (other than Income Payout Option 1) by sending the Company an additional payment of up to $1 million with your Written Request electing an Income Payout Option. The Company deducts the Premium Expense Charge, if any, from the additional payment and the additional amount is added to the Contract Value applied to the Income Payout Option.



You should consider this endorsement only if you have sufficient funds outside of the Contract to meet your immediate cash needs. The Company reserves the right to charge up to $150 for the endorsement.


LOAN ACCOUNT ENDORSEMENT

A loan account endorsement is available for Contracts meeting the requirements of Section 403(b) of the Code. The endorsement permits Owners to borrow money from the Company using the Contract Value as collateral and provides for the establishment of a Loan Account under the Contract that is part of the Fixed Account. To facilitate a loan, Variable Contract Value and/or Fixed Contract Value in the amount of the loan is transferred to the Loan Account and held as collateral. The Company charges you interest on the Loan Amount at an effective annual rate of 6.50% and credits interest on the collateral in the Loan Account at an effective annual rate of 3.00%. Please see the Endorsement for more information.


You should consider the cost of borrowing before taking a loan from the Contract. You will pay more loan interest that than you will earn on your loan account. You should consider your ability to repay the loan and the tax implications if you fail to repay it as scheduled. The Company does not charge a fee for this endorsement.


CHANGE OF ANNUITANT ENDORSEMENT

This endorsement permits an Owner that is a business or trust to change the Annuitant at any time when the current Annuitant is alive provided that both the current Annuitant and new Annuitant are selected managers or highly compensated employees of the Owner. Generally, there is no charge for this endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, the Company reserves the right to charge up to $150 to offset the Company's expenses incurred in connection with the endorsement. The Change of Annuitant Endorsement is subject to a number of conditions. Please see the Endorsement for more information.


You may wish to consider this endorsement if you are a business or trust and you believe it would be beneficial to have the ability to change Annuitants as allowed by the endorsement. You may want to consider surrender charges, possible tax implications and other factors associated with the surrender of the Contract in connection with an event causing the current Annuitant to be no longer associated with the business or trust.


SPOUSAL CONTINUATION ENDORSEMENT

Under this endorsement, your spouse may elect to continue your Contract in lieu of taking a lump sum death benefit payment. There are conditions, however, associated with this endorsement. These conditions are that: you are named as both the sole Annuitant and sole Owner; your spouse is named as the sole Beneficiary; your death occurs during the accumulation period; your spouse is less than age 95 on the contract continuation date; your Contract is not collaterally assigned; and the Company receives your spouse's Written Request to elect this benefit within 60 days of receipt of Due Proof of Death.

You may only elect this endorsement at Contract issue.

If your spouse elects spousal continuation, the Company will calculate the death benefit proceeds according to the terms of the Contract including any attached death benefit riders and compare that amount to the Contract Value, as of the Valuation Day the Mailing Agent receives Due Proof of Death, which will have been reduced by any applicable pro-rata rider charges, any premium expense charge not previously deducted, and any loan amount. The greater of these two amounts is the contract continuation amount. Your loan amount, if any, will be repaid as of the contract continuation date. The entire contract continuation amount will become the Contract Value as of the contract continuation date and that amount will be allocated to the investment options the Company receives by Written Request (otherwise, the Company will use the purchase payment allocation designation it has on file). The Company will waive all surrender charges and market value adjustments applicable to purchase payments made prior to the contract continuation date. As of the contract continuation date, your spouse will become the new Owner and Annuitant, and may exercise all rights under the Contract. The contract continuation date will be the measurement date for Contract Anniversaries of the continued Contract. The anticipated Payout Date for the continued contract will be the later of Contract

Anniversary following the new spouse Owner's 85th birthday or 10 years after the contract continuation date.

All optional benefit riders/endorsements issued to you as Owner will terminate as of the date the Mailing Agent receives Due Proof of Death. If you were the original spouse beneficiary named on the original application you may, as new Owner, may elect any optional benefit riders/endorsements the company make available by Written Request, subject to Company approval.

The Company will currently allow the original spouse beneficiary named on the original application, as new Owner, to add optional death benefit riders, except for the Earnings Enhanced Death Benefit. The Company also currently allows your spouse, as new Owner, to add the Guaranteed Minimum Accumulation Benefit and Guaranteed Lifetime Withdrawal Benefit.

Please note that spousal continuation alone will not satisfy minimum required distribution rules for qualified contracts other than IRAs. Your spouse will need to begin required distributions after your death. You should consult a tax adviser.

Spousal continuation is only available on non-qualified contracts and IRA contracts. There is no charge for spousal continuation endorsement.


You may wish to consider this endorsement if you would like your spouse beneficiary to be able to continue this Contract in the event of your death, assuming you must meet the conditions stated above. This endorsement would allow your spouse the flexibility to add riders (available at the time of continuation) to the Contract if he/she has the need for additional death benefit protection or has need for a guaranteed withdrawal or accumulation benefit. You and your spouse should consider the tax implications of continuation (or termination) of the Contract in the event of your death before making a decision to exercise this benefit.


                             OPTIONAL BENEFIT RIDERS

The following optional benefit riders are offered on the Contract. You may elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit but not both. The Company assesses a charge for each of the optional benefit riders. Currently, these riders are available when you purchase your Contract. The Company reserves the right to waive this restriction in the future. The Company also reserves the right not to offer these optional benefits in the future.

You should elect the Guaranteed Lifetime Withdrawal Benefit if you are interested in predictable withdrawals that will guarantee the return of your principal or guaranteed withdrawals for a lifetime while participating in the market.

You should not elect the Guaranteed Lifetime Withdrawal Benefit if:

     - you plan to take partial withdrawals in excess of the guaranteed maximum withdrawal in a Contract Year because those withdrawals may significantly reduce or eliminate the value of the benefit;

     - you are interested in long term accumulation rather than receiving payments; or

     - you have a Qualified Contract with withdrawal restrictions and you are under age 59 1/2 and are actively employed.

You should elect the Guaranteed Minimum Accumulation Benefit if you are interested in guaranteeing your initial principal with the potential to build your assets while participating in the market.

You should not elect the Guaranteed Minimum Accumulation Benefit if you are interested in receiving payments. Partials withdrawals may reduce the Benefit Basis by more than the withdrawal amount. In particular, you should not purchase a Guaranteed Minimum Accumulation Benefit if you plan to take required minimum distributions (whether or not you take them under the Automatic Required Minimum Distribution Plan) from this Contract.

You should not elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit if:

     - you plan to make additional purchase payments in excess of the maximum window purchase payment amount or after the window period, because those payments will not increase your benefit, but will increase the cost of the rider; or

     - you would prefer that your Contract Value not be allocated to an available Benefit Allocation Model because all Contract Value must be allocated to a Benefit Allocation Model for the riders to remain in effect.

The guarantees provided under the Guaranteed Lifetime Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit are subject to the claims-paying ability of the Company. Therefore, if the Company becomes insolvent, the benefits may not be paid. The Company may discontinue offering the Guaranteed

Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit at any time.


One or both of these riders may not be available in your state, or your state may not have approved the current version of the rider. Prior versions of the riders are described in the appendices. Contact your agent or the Home Office to confirm whether and, if so, what version of these riders are available to you.


INCOME PROTECTOR

Income Protector is a Guaranteed Lifetime Withdrawal Benefit rider.


If the current Guaranteed Lifetime Withdrawal Benefit rider is not approved in your state or your application for the rider is dated prior to November 24, 2008, a prior, approved version of a Guaranteed Minimum Withdrawal Benefit rider may be issued. THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ARE DESCRIBED IN APPENDIX E (FOR RIDERS ISSUED AFTER OCTOBER 29, 2006 AND BEFORE OCTOBER 29, 2007; AND APPENDIX D (FOR RIDERS ISSUED AFTER OCTOBER 28, 2007 AND BEFORE NOVEMBER 24, 2008).


Definitions. The Company uses the following definitions to describe how the optional Guaranteed Lifetime Withdrawal Benefit riders work:

Annuitant's Age 85 Contract Anniversary means the Contract Anniversary that is on or immediately follows the Annuitant's 85th birthday (the youngest Annuitant, if joint Annuitants).

Excess withdrawal means a withdrawal that either by itself or when added to all other withdrawals during a rider year, exceeds the guaranteed annual lifetime withdrawal amount ("GALWA"). The amount that is in excess of GALWA is considered the excess withdrawal amount.

Guaranteed Annual Lifetime Withdrawal Amount or GALWA means the maximum guaranteed withdrawal amount available to be withdrawn each contract year under the rider while an Annuitant is alive.

Guaranteed withdrawal means the specified annual withdrawals that can be made each rider year while an Annuitant is alive.

Lifetime Benefit Basis means the value used to determine the GALWA. It will be reduced if an excess withdrawal occurs and the withdrawals during a rider year are more than the GALWA.

Rider anniversary means the same day and month as the rider issue date for each year that the rider remains in force.

Rider year means any twelve-month period beginning on a rider issue date or a rider anniversary and ending one day before the next rider anniversary.

Window period means the period of time that additional purchase payments made may be included in the Lifetime Benefit Basis. The window period, if any, is shown on your Rider Data Page.

General. Guaranteed Lifetime Withdrawal Benefit riders are optional riders that permit you to receive annual minimum payments regardless of your Contract Value during the Annuitant's lifetime (or until the second Annuitant's death if there are joint Annuitants) if certain conditions are met. When you elect the Guaranteed Lifetime Withdrawal Benefit at Contract issue, you also receive the Minimum Guarantee Death Benefit. This death benefit takes the place of the basic death benefits offered in the Contract.

However, if you cancel your Guaranteed Lifetime Withdrawal Benefit rider, you will also cancel the death benefit option. In that case, your Contract will revert to the basic death benefit offered in the Contract, and the Company will make a proportionate adjustment each time you take a partial withdrawal.

If you convert from a Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Lifetime Withdrawal Benefit rider, you will keep the basic death benefit offered in the Contract and have a pro-rata adjustment for all withdrawals. If you purchased a death benefit rider in addition to the Guaranteed Minimum Accumulation Benefit that is being converted, that death benefit rider will continue, and will be adjusted pro-rata for all withdrawals.

The Guaranteed Lifetime Withdrawal Benefit rider is available for an additional charge. If you do not choose to make withdrawals under the Guaranteed Lifetime Withdrawal Benefit rider, the charges collected for this benefit will not be refunded. The addition of this rider to your Contract may not be in your best interest because an additional annual charge is assessed for this benefit, and in order to receive the full benefit, and in order to receive the full benefit of withdrawals for your lifetime, your Contract Value must be reduced to zero and the Annuitant must be living at that time. You may elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both optional benefits.

The Company provides additional information about the Guaranteed Lifetime Withdrawal Benefit below in the following sections:

     - "Electing a Guaranteed Lifetime Withdrawal Benefit Rider" - describes the eligibility requirements associated with the riders.

     - "Withdrawals In General" - describes how the actual amount you choose to withdraw affects certain features of the riders, and describes Guaranteed Lifetime Withdrawal Benefit settlements that occur when guaranteed withdrawals are payable but your Contract Value reaches zero.

     - "Amount of your GALWA" - describes how the Company determines your GALWA.

     - "Lifetime Benefit Basis" - describes how the lifetime benefit is calculated, and how an increase in the Lifetime Benefit Basis may occur in the window period.

     - "Simple Interest Benefit" and "Lifetime Benefit Basis Step-Up" - describe how you may increase the Lifetime Benefit Basis, and thus increase the GALWA.

     - "Lifetime Benefit increases if both the Simple Interest Benefit and the Step-Up option are in effect" - describes how the Company will increase the Lifetime Benefit Basis if both benefits are in effect.

     - "Excess Withdrawals" - describes how your Lifetime Benefit Basis and GALWA will be reduced if you take an excess withdrawal.

     - "Investment Options" - describes how your Net Purchase Payments, as well as any applicable Contract Value Increase Enhancements and Purchase Payment Credits, and your Contract Value must be allocated for your rider to remain in force.

     - "Death Benefit" - describes the Guaranteed Lifetime Withdrawal Benefit with Minimum Guaranteed Death Benefit.

     - "Spousal Continuation Endorsement," "Joint Annuitant Death," and "In the Event of Divorce" - describe how the rider works with those other endorsement, contract or administrative provisions.

     - "Termination" - describes the events that will cause the rider to terminate.

     - "Guaranteed Lifetime Withdrawal Benefit Charge" - describes the fees for the rider.


See Appendix C for examples of how a Guaranteed Lifetime Withdrawal Benefit rider will work.


Electing a Guaranteed Lifetime Withdrawal Benefit Rider. You must satisfy certain eligibility requirements to elect the Guaranteed Lifetime Withdrawal Benefit rider. These requirements vary based on how your Contract is owned.

Age Requirements: For single Owner Contracts, you may elect the Guaranteed Lifetime Withdrawal Benefit rider if the Owner is between ages 55 and 85 on the rider issue date. If the Owner is not a natural person, you may elect the Guaranteed Lifetime Withdrawal Benefit rider if each Annuitant is a natural person and between the ages of 55 and 85 on the rider issue date. For jointly owned Contracts, you may elect the Guaranteed Lifetime Withdrawal Benefit rider if each Owner is between ages 55 and 85 on the rider issue date. The chart below illustrates the age eligibility requirements for the Guaranteed Lifetime Withdrawal Benefit rider:

                       AGE REQUIREMENTS AT
 TYPE OF CONTRACT       RIDER ISSUE DATE
-----------------   ------------------------
Single Owner        Owner must be between
                    ages 55-85

Single              Each Annuitant must be
Owner/Non-Natural   between ages 55-85
Owner

Jointly Owned       Joint Owner must both be
Contract            between ages 55-85 on
                    the rider issue date

In order to comply with certain provisions of the Code, the following Owner, Annuitant, and Beneficiary requirements apply:

Owner, Annuitant, and Beneficiary Requirements:

          - For jointly owned Contracts, the Owners must be spouses, they must be the annuitant or annuitants, and only they can be designated beneficiaries(y). If only one of the spouses is the Annuitant, the other spouse must be the sole beneficiary prior to annuitization.

          - For a single natural person owned Contract covering a single life, the annuitant must be the sole owner.

          - If there are two annuitants, they must be spouses, one or both must be the Owner(s), and they both must be the designated beneficiaries.

          - If the Owner is not a natural person, then the annuitant(s) must be a natural person(s); if there are joint Annuitants, they must be spouses and the sole beneficiaries must be the joint annuitants.

The Guaranteed Lifetime Withdrawal Benefit rider is not offered on new Contracts issued as Beneficiary IRA contracts or TSAs. The Company has the right to accept or refuse to issue a Guaranteed Lifetime Withdrawal Benefit rider in its sole discretion.

Withdrawals in General. On or after the rider issue date and before the rider terminates, you may make guaranteed withdrawals each rider year. The Company offers two different riders, each with unique guaranteed minimum withdrawal features. Each rider allows withdrawals up to the GALWA while at least one Annuitant is living (please note, however, that as discussed below and under certain conditions, you may continue to receive your guaranteed annual lifetime withdrawals under a settlement option if the Guaranteed Lifetime Withdrawal Benefit rider has terminated because your Contract Value has become zero).

Guaranteed withdrawals up to the limits will not impact the Lifetime Benefit Basis. This restriction is intended to minimize the risk that your Contract Value will be reduced to zero because of guaranteed withdrawals before the Annuitant's death, thereby requiring us to make payments to you under a Guaranteed Lifetime Withdrawal Benefit settlement. If, after you have taken a withdrawal, you choose to receive only a part of, or none of, your guaranteed withdrawal in any given rider year, your guaranteed withdrawal amount will not increase for future rider years.


Within each rider year, you may take excess withdrawals. Excess withdrawals will reduce your Lifetime Benefit Basis, and may do so by more than the actual amount of the excess withdrawal. CURRENTLY, SCHEDULED WITHDRAWALS UNDER SYSTEMATIC WITHDRAWAL PROGRAM TO SATISFY A REQUIRED MINIMUM DISTRIBUTION PLAN FOR THE VALUE OF THIS CONTRACT ARE NOT CONSIDERED EXCESS WITHDRAWALS PROVIDED YOU ENROLL IN THE AUTOMATIC REQUIRED MINIMUM DISTRIBUTION PLAN. (SEE DESCRIPTION OF THE CONTRACT, SURRENDERS (REDEMPTIONS) AND PARTIAL WITHDRAWALS.)


Please note that all guaranteed withdrawals under the Guaranteed Lifetime Withdrawal Benefit rider are also partial withdrawals under the Contract. Such withdrawals will reduce your death benefit and may be taxable. Any applicable contingent deferred sales charge will apply to guaranteed withdrawals. Please note that adding the Guaranteed Lifetime Withdrawal Benefit rider to your contract will not automatically cancel any systematic withdrawals you have established. Because withdrawals more than your GALWA may significantly reduce or eliminate your ability make lifetime withdrawals, you should consider whether any existing systematic withdrawals should be adjusted. If a guaranteed withdrawal under the Guaranteed Lifetime Withdrawal Benefit causes your Contract Value to be equal to or less than zero, the Company will pay any remaining guaranteed withdrawals under the terms of Income Payout Option that the Company will make available for that purpose (the "Guaranteed Lifetime Withdrawal Benefit settlement"). Your Contract, the Guaranteed Lifetime Withdrawal Benefit rider, and all other riders attached to your Contract then will terminate. At that time, only the Guaranteed Lifetime Withdrawal Benefit settlement will be in effect. Any withdrawal you make before a Guaranteed Lifetime Withdrawal Benefit settlement is a withdrawal made from your Contract Value. The Company is only required to start using its own money to make payments when there is a Guaranteed Lifetime Withdrawal Benefit settlement.

If the guaranteed withdrawals continue past the anticipated Payout Date, the Company will allow you to extend that Payout Date. The Payout Date under the rider will become the new extended Payout Date. Your Guaranteed Lifetime Withdrawal Benefit rider and the charges for the rider will continue until the new extended Payout Date. However, if you extend the Payout Date beyond the Contract Anniversary following the Annuitant's (primary Annuitant, if joint Annuitants) 85th birthday (or 10 years from the Contract Issue Date, if later) (the "Maximum Payout Date"): (1) all other riders will terminate on that date, and (2) the Company will no longer accept purchase payments under the Contract. Tax consequences of extending your Payout Date beyond the Maximum Payout Date are unclear and you should consult your tax advisor.

You should carefully consider when to begin taking guaranteed withdrawals if you have elected the Guaranteed Lifetime Withdrawal Benefit. If you begin taking guaranteed withdrawals too soon or delay taking guaranteed withdrawals for too long, you may limit the value of the Guaranteed Lifetime Withdrawal Benefit. Also, charges for the Guaranteed Lifetime Withdrawal Benefit rider will accrue as of the rider issue date, even though you may not begin taking withdrawals for many years, or ever.


If you elect the Guaranteed Lifetime Withdrawal Benefit for a Qualified Contract, tax rules may prevent you from taking partial withdrawals when you otherwise would, OR REQUIRE YOU TO TAKE EXCESS WITHDRAWALS, REDUCING YOUR LIFETIME BENEFIT BASIS. (See FEDERAL TAX MATTERS, Taxation of Qualified Plans). Consult a tax advisor before purchasing the Guaranteed Lifetime Withdrawal Benefit rider.


Amount of your GALWA. The amount of you GALWA depends on which rider you choose, but in both cases the GALWA is determined by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage.

The following table shows the annual lifetime benefit percentages under the Income Now rider, which is designed for owners who expect to start taking withdrawals right away.

                   CURRENT ANNUAL LIFETIME BENEFIT PERCENTAGES

                      JOINT ANNUITANTS
                       -- ATTAINED AGE
  ATTAINED AGE OF        OF YOUNGER
    ANNUITANT            ANNUITANT*
------------------   ------------------
 Age    Percentage    Age    Percentage
-----   ----------   -----   ----------
55-58      4.75%     55-58     3.75%
59-64      5.25%     59-64     4.25%
65-69      5.75%     65-69     4.75%
70-74      6.25%     70-74     5.25%
75-79      6.75%     75-79     5.75%
 80+       7.25%      80+      6.25%

* If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

The following table shows the annual lifetime benefit percentages under the Income Later rider, which is designed for owners who expect to delay taking withdrawals.

                   CURRENT ANNUAL LIFETIME BENEFIT PERCENTAGES

                     JOINT ANNUITANTS
                      -- ATTAINED AGE
  ATTAINED AGE OF        OF YOUNGER
    ANNUITANT            ANNUITANT*
------------------   ------------------
 Age    Percentage    Age    Percentage
-----   ----------   -----   ----------
55-58      4.5%      55-58     3.5%
59-69        5%      59-69       4%
70-79      5.5%      70-79     4.5%
 80+         6%       80+        5%

* If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

The annual lifetime benefit percentage is based on the annuitant's current age at the time the first withdrawal occurs following the rider issue date. If a step up occurs after the first withdrawal from the Income Now rider, the percentage will be based on the annuitant's current age at the time of the step up. This will result in an increase to the annual withdrawal benefit percentage if the annuitant's current age on the step-up date, is an age that is within a higher age band. Current age means the annuitant's age (youngest annuitant if joint annuitants) as of his or her last birthday prior to the withdrawal or step up, as applicable.

The lifetime benefit percentages that apply to your contract will be listed on your Rider Data Page.

Lifetime Benefit Basis. Any change in the Lifetime Benefit Basis will also result in a change in the GALWA. The Lifetime Benefit Basis is used only to calculate the GALWA. The Lifetime Benefit Basis does not establish or guarantee a minimum Contract Value, Surrender Value, death benefit, or return for any Subaccount.


The Lifetime Benefit Basis as of the rider issue date is equal to: (i) your initial Net Purchase Payment, if the rider is issued at Contract issue; (ii) your Contract Value, if the rider is issued after the Contract Issue Date; (iii) the greater of the Guaranteed Minimum Accumulation Benefit Basis or the Contract Value as of the rider issue date, if the rider is issued as a conversion from a Guaranteed Minimum Accumulation Benefit rider; or (iv) the continuation amount, if the rider is issued as a result of spousal continuation. The Company will increase the Lifetime Benefit Basis by any Net Purchase it receives during the window period, currently, the first 12 months after Contract issue. If the rider is issued after Contract issue, including by conversion from a Guaranteed Minimum Accumulation Benefit rider, this increase benefit is not available. The Company limits the amount of window purchase payments that count toward this benefit to the maximum window purchase payment, currently two times your initial purchase payment. (This amount is shown on your Rider Data Page.) The Company is currently waiving this limitation. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. Such purchase payments will increase the cost of the Guaranteed Lifetime Withdrawal Benefit rider, but will not participate in any Guaranteed Lifetime Withdrawal Benefit rider benefits.



Simple Interest Benefit. The amount of interest will depend on which rider you choose.


Under the Income Now rider, the increase will equal a percentage of the Lifetime Benefit Basis ("LBB") at the end of the first rider year (before any step-up increases) as follows:

   RIDER
ANNIVERSARY        LBB WITH 5% SIMPLE INTEREST
-----------   --------------------------------------
    1st       105% of LBB at end of first rider year
    2nd       110% of LBB at end of first rider year
    3rd       115% of LBB at end of first rider year
    4th       120% of LBB at end of first rider year
    5th       125% of LBB at end of first rider year
    6th       130% of LBB at end of first rider year
    7th       135% of LBB at end of first rider year
    8th       140% of LBB at end of first rider year
    9th       145% of LBB at end of first rider year
   10th       150% of LBB at end of first rider year

Under the Income Later rider, the increase will also equal a percentage of the LBB at the end of the first rider year (before any step-up increase). The period during which the benefit is provided depends on whether or not you step up your Lifetime Benefit Basis while the 10% simple interest benefit is in effect. If you do not, the benefit will be provided until the earlier of (a) the first 10 years after the rider issue date or (b) the date of the first withdrawal from the contract. If you do, the benefit will be provided for the lesser of (a) 10 years from the step up date, (b) 20 years from the rider issue date or (c) the date of the first withdrawal from the contract.

The following table describes the percentage increases, as applicable:

   RIDER
ANNIVERSARY        LBB WITH 10% SIMPLE INTEREST
-----------   --------------------------------------
    1st       110% of LBB at end of first rider year
    2nd       120% of LBB at end of first rider year
    3rd       130% of LBB at end of first rider year
    4th       140% of LBB at end of first rider year
    5th       150% of LBB at end of first rider year
    6th       160% of LBB at end of first rider year
    7th       170% of LBB at end of first rider year
    8th       180% of LBB at end of first rider year
    9th       190% of LBB at end of first rider year
   10th       200% of LBB at end of first rider year
   11th       210% of LBB at end of first rider year
   12th       220% of LBB at end of first rider year
   13th       230% of LBB at end of first rider year
   14th       240% of LBB at end of first rider year
   15th       250% of LBB at end of first rider year
   16th       260% of LBB at end of first rider year
   17th       270% of LBB at end of first rider year
   18th       280% of LBB at end of first rider year
   19th       290% of LBB at end of first rider year
   20th       300% of LBB at end of first rider year

For the simple interest benefit to take effect, your Lifetime Benefit Basis with the applicable simple interest rate must be greater than the Lifetime Benefit Basis for that rider anniversary. While the benefit described above is in effect, it will be used to determine the increase in your Lifetime Benefit Basis (and therefore your guaranteed withdrawals under this rider); however it does not increase your Contract Value.

If you have a Qualified Contract, you may not be able to take advantage of all ten years of the simple interest benefit if you are within ten years of your required beginning date (generally age 70 1/2) at the time you purchase the Contract.


This benefit is in effect on each of the first 10 rider anniversaries, provided no withdrawals have occurred since the rider issue date. If, for the Income Later rider, a step-up occurs on or prior to the 10th rider anniversary, the benefit will continue in effect on each of the 10 rider anniversaries following the step-up, provided no withdrawals have occurred since the rider issue date. In no event will this benefit remain in effect after the 10th rider anniversary for the Income Now rider or the 20th rider anniversary for the Income Later rider.



This benefit will remain in effect until the earliest of:



     -    your first withdrawal following the rider issue date;



     -    for the Income Now rider, the 10th rider anniversary;



     - for the Income Later rider, the10th rider anniversary if no step-ups have occurred as of that date;



     - for the Income Later rider, the 10th step-up anniversary of the last step-up that occurs on or prior to your 10th rider anniversary; or



     - the date you violate the investment restrictions by electing to transfer your Contract Value or change your allocation an investment option other than an available Benefit Allocation Model.


Lifetime Benefit Basis Step-up. You may, subject to certain conditions, elect to have the Lifetime Benefit Basis automatically "stepped-up" each year to equal your current Contract Value. Step-ups will occur if your Contract Value is greater than the Lifetime Benefit Basis as of the step-up date and we are issuing new GLWB riders on the date of the step-up. A step-up in your Lifetime Benefit Basis will increase your GALWA.

Once elected, the Lifetime Benefit Basis will be stepped-up until the earliest of the following:

     (a) the date you elect to transfer your Contract Value to an investment option other than an available Benefit Allocation Model;

     (b) the date you elect to change your allocation of Net Purchase Payments to an investment option other than an available Benefit Allocation Model;

     (c) the rider anniversary on or following the Annuitant's 85th birthday (the 85th birthday of the younger Annuitant, if there are joint Annuitants); or

     (d)  you terminate the option by Written Request.


Step-ups will begin the rider anniversary following your Written Request for automatic step-ups. If you elect the "step-up," the start date for the new benefit period will be the step-up date and the Lifetime Benefit Basis will equal your Contract Value as of the step-up date. Following your step-up election, the rider fee will be changed to an amount equal to the fee charged on newly issued Guaranteed Lifetime Withdrawal Benefit riders at that time. This fee may be higher than your current fee. If the Company is no longer issuing new Contracts with this rider, then the rider fee after the step-up will be set by the Company, based upon current market conditions at the time of the step-up, up to the maximum charge shown in the Periodic Charges Other Than Fund Expenses table above. The Company will notify you 60 days in advance of the step-up if the rider fee will increase. If you discontinue the automatic step-ups, you may not re-elect the step-ups at a later time.

You should not elect a step-up under a Qualified Contract if you are within ten years of your required beginning date (generally age 70 1/2) and you expect to take required minimum distributions from the Contract.

LIFETIME BENEFIT INCREASES IF BOTH THE SIMPLE INTEREST BENEFIT AND THE STEP-UP OPTION ARE IN EFFECT. If both the Simple Interest Benefit and the Step-Up option are in effect, the Company will compare the lifetime benefit increase for a rider anniversary to the following amounts:

     (1) the Lifetime Benefit Basis with Simple Interest Benefit as of that rider anniversary; and

     (2)  the current Contract Value as of that rider anniversary.

If either (1) or (2) above are greater than the Lifetime Benefit Basis for that rider anniversary, the Lifetime Benefit Basis will be increased by the greater amount. If both (1) and (2) above are lower than the Lifetime Benefit Basis for that rider anniversary, there will be no adjustment for that rider year and the Lifetime Benefit Basis will not change.

                 EXAMPLE INTERACTION OF THE 5% INCREASE TO THE
                LIFETIME BASIS AND THE ANNUAL STEP-UP PROVISION

                                     Lifetime
                          Lifetime    Basis
                           Basis      After
 Contract     Contract   Increased    Annual
Anniversary    Value        5%        Step-up            Notes
-----------   --------   ---------   --------   ------------------------
  At Issue     100,000     100,000    100,000   Initial purchase payment
     1         112,000     105,000    112,000   Step-up applied
     2         113,000     110,000    113,000   Step-up applied
     3         111,000     115,000    115,000   5% simple interest
                                                increase applied
     4         116,000     120,000    120,000   5% simple interest
                                                increase applied
     5         122,000     125,000    125,000   5% simple interest
                                                increase applied
     6         133,000     130,000    133,000   Step-up applied
     7         135,000     135,000    135,000   5% simple interest
                                                increase applied
     8         160,000     140,000    160,000   Step-up applied
     9         150,000     145,000    160,000   No change
     10        155,000     150,000    160,000   Last year for 5% simple
                                                interest increase
     11        165,000     150,000    165,000   Step-up applied
     12        175,000     150,000    175,000   Step-up applied

Excess Withdrawals. Each time there is an excess withdrawal, the Company will adjust the Lifetime Benefit Basis and the GALWA will be reduced. The Lifetime Benefit Basis will be reset to equal the lesser of:

     (a)  the Contract Value immediately following the withdrawal; or

     (b) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if the withdrawal is the first excess withdrawal to be made during the rider year, otherwise (ii) the amount of the withdrawal.

If the Company reduces the resulting Lifetime Benefit Basis as a result of the excess withdrawal, the Company then will recalculate and reduce the GALWA. The Company will send you notice of the amount of your reduced Lifetime Benefit Basis and GALWA within seven days of date the excess withdrawal is made.


The Company reserves the right to waive the excess withdrawal treatment described above if the withdrawals are scheduled withdrawals intended to meet IRS required minimum distribution rules. Currently, scheduled withdrawals under a systematic withdrawal program to satisfy a required minimum distribution plan for the value of this Contract are not considered excess withdrawals provided you enroll in the Automatic Required Minimum Distribution plan. The Company has an existing waiver in effect. HOWEVER, THE COMPANY

MAY AT A FUTURE DATE DECIDE TO CONSIDER SUCH WITHDRAWALS AS EXCESS WITHDRAWALS.



Appendix C includes an example of how excess withdrawals may affect your benefit.



Investment Options. If you elect the Guaranteed Lifetime Withdrawal Benefit rider, your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and your Contract Value must be allocated to one or more of the Benefit Allocation Models listed below. The Benefit Allocation Models generally are designed to provide consistent returns by minimizing risks. In minimizing risk, however, such programs also may limit the potential for Contract Value to appreciate. You may earn a higher rate of return from other investment options not available under the rider. The Guaranteed Lifetime Withdrawal Benefit rider does not guarantee Contract Value or the performance of any Benefit Allocation Model. You do not have to elect the Guaranteed Lifetime Withdrawal Benefit rider to use the Benefit Allocation Models. You should consult your agent to assist you in determining whether these investment options are suited for your financial needs and risk tolerance. Subject to approval, notice or consent required by applicable law, the Company reserves the right to:


     (i)   add Benefit Allocation Models without prior notice;

     (ii)  remove or substitute Benefit Allocation Models; and

     (iii) substitute investment options within an available Benefit Allocation Model.


If the Company removes a Benefit Allocation Model, existing contracts that are using the Benefit Allocation Model at the time it is removed may continue to use it. The removed Benefit Allocation Model will not be available for newly issued contracts, nor will existing contracts be able to switch to the removed Benefit Allocation Model.


If you choose to allocate your Net Purchase Payments, Credit Value Enhancements, Contract Value Increase Enhancements, and Purchase Payment Credits, if any, and Contract Value to Benefit Allocation Models that are individual Subaccounts, you may decide how you would like your funds invested among the Subaccounts - you may allocate 100% of your funds to one Subaccount or divide your funds among the Subaccounts. For Benefit Allocation Models that are not individual Subaccounts, you may only choose to use one model.

The Benefit Allocation Models are:

     -    Diversified Income Subaccount

     -    Conservative Allocation Subaccount

     -    Moderate Allocation Subaccount

     -    DCA 1-Year* Subaccount

     -    DCA 6-Month* Subaccount

     -    Conservative/Moderate Blend

     -    Conservative I-Model

     -    Conservative/Moderate I-Model

     -    Moderate I-Model

     -    Conservative C-Model

     -    Conservative/Moderate C-Model

     -    Moderate C-Model

     -    Conservative R-Model

     -    Conservative/Moderate R-Model

     -    Moderate R-Model

* Funds allocated to the DCA 1-year or the DCA 6-month options must set up a DCA transfer program that transfers the Funds out of the DCA account into one of the other allocation alternatives allowed for the Guaranteed Lifetime Withdrawal Benefit. Additionally, the DCA 1-year and DCA 6-month options are only available for new purchase payments - transfers into these Funds are not allowed.


See DESCRIPTION OF THE CONTRACT, Allocation of Purchase Payments for more information about the asset allocation models.


You may change the allocation of subsequent Net Purchase Payments, Credit Value Increase Enhancements and Purchase Payment Credits, if any, to one of the other available Benefit Allocation Models at any time, without charge by Written Request and will be processed on the Valuation Day received at the price next computed. Any change will be effective at the time the Company receives your Written Request. However, your Contract Value at the time of such request must also be transferred to the Benefit Allocation Model selected.


Death Benefit. If you elect the Guaranteed Lifetime Withdrawal Benefit on or after the date of this Prospectus, you must elect the Guaranteed Lifetime Withdrawal Benefit with Minimum Guaranteed Death Benefit. However, if you convert from a Guaranteed Minimum Accumulation Benefit to the Guaranteed Lifetime Withdrawal Benefit, your death benefit will be the basic death benefit that is offered in the Contract (unless you have elected one of the optional death benefit riders described above under "Optional Death Benefits"). The death benefit proceeds described below will be reduced by any applicable premium expense charges not previously deducted, and as stated above under "Purchase Payment Credits," and reduced by any Purchase Payment Credits applied to your Contract Value within 12 months of the Annuitant's death. Note that Federal tax law generally requires that amounts be distributed upon the death of the Owner (or death/change of an Annuitant if there is a non-natural Owner.) (See DESCRIPTION OF THE CONTRACT, Contract Loans, Death of an Owner, and FEDERAL TAX MATTERS).

Guaranteed Lifetime Withdrawal Benefit with Minimum Guarantee Death Benefit. The Guaranteed Lifetime Withdrawal Benefit with Minimum Guarantee Death Benefit is equal to the greater of:

     (i) the Contract Value less any Purchase Payment Credits applied within 12 months of the Annuitant's death, as of the date the Company receives Due Proof of Death reduced by any rider charges (calculated in proportion to the number of days since the prior Contract Anniversary for a partial year's charge); or

     (ii) the sum of your Net Purchase Payments made as of the date the Company receives Due Proof of Death minus an adjustment for each partial withdrawal made as of the date the Company receives Due Proof of Death.

Under the Guaranteed Lifetime Withdrawal Benefit with Minimum Guarantee Death Benefit, if there is a partial withdrawal, the Guaranteed Lifetime Withdrawal Benefit with Minimum Guarantee Death Benefit will be adjusted on a dollar-for-dollar basis as long as the withdrawal is not an excess withdrawal. If the withdrawal is an excess withdrawal, the Company will adjust the Guaranteed Lifetime Withdrawal Benefit with Minimum Guarantee Death Benefit by
(a) divided by (b), with the result multiplied by (c); and then finally reduced by (a), where:

     (a) = the excess withdrawal amount;

     (b) = the Contract Value immediately before the excess withdrawal; and

     (c) = the sum of your Net Purchase Payments immediately before the date of the excess withdrawal, less any adjustments previously made for prior excess withdrawals.

The adjustment for an excess withdrawal has the effect of increasing the total adjustment amount when (c) is greater than (b) and reducing the total adjustment amount when (c) is less than (b).

The death benefit proceeds described above will be reduced by any applicable premium expense charges not previously deducted.

                                      * * *


Spousal Continuation Endorsement. Under the Spousal Continuation Endorsement (discussed above under "Available Contract Endorsements"), your spouse, if certain conditions are met, may elect to continue your Contract instead of taking a lump sum payment at your death. However, if your spouse continues your Contract and your spouse was not the Annuitant, your Guaranteed Lifetime Withdrawal Benefit rider will no longer be in effect (the rider terminates when Due Proof of Death of the Annuitant is received - see OPTIONAL BENEFIT RIDERS, Income Protector, Termination). Your spouse may elect his or her own Guaranteed Lifetime Withdrawal Benefit rider at the time he or she continues the Contract if your spouse meets the rider's the eligibility requirements and the rider is offered at that time. The continuation amount will become the Lifetime Benefit Basis under your spouse's Guaranteed Lifetime Withdrawal Benefit rider.


Joint Annuitant Death. The Contract will pay the death benefit under your Guaranteed Lifetime Withdrawal Benefit rider, if applicable, at the death of the last surviving Annuitant.

In the Event of Divorce. Unless required by court order, the Company generally will split a Contract owned by joint Owners equally in the event of a divorce. Please note that a change in the Annuitant for any reason will terminate the Guaranteed Lifetime Withdrawal Benefit rider. Therefore, the Guaranteed Lifetime Withdrawal Benefit rider generally will terminate as a result of a divorce. You should consult a tax advisor concerning the tax consequences that can arise under your Contract and the Guaranteed Lifetime Withdrawal Benefit rider as a result of divorce.

Termination. You may terminate the Guaranteed Lifetime Withdrawal Benefit rider on any date. However, termination of the rider prior to the expiration of the Minimum Charge Period of seven years will result in rider charges continuing to be assessed (if permitted in your state) until the Minimum Charge Period is reached. If you terminate the Guaranteed Lifetime Withdrawal Benefit rider, your death benefit (if that option is integrated within the Guaranteed Lifetime Withdrawal Benefit) will also terminate and the basic death benefit that is available under the Contract will go into effect.

In addition, the Guaranteed Lifetime Withdrawal Benefit rider will automatically terminate on the earliest of:

     (a) the Payout Date [the Payout Date may occur automatically under the Contract (the anticipated Payout Date is the Maximum Payout Date), because of your election, or because a Guaranteed Lifetime Withdrawal Benefit settlement is in effect];

     (b)  the date there is a change of Annuitant for any reason;

     (c)  the date you surrender your Contract; or

     (d) the date the Company receives due proof of death of the Annuitant (last remaining Annuitant, if joint Annuitants).

Death of Owner won't necessarily terminate contract. Death of an Owner who is not an Annuitant does mean distribution must occur within 5 years. A person may want to terminate the rider if they are outside the Minimum Charge Period. Please note that the Company has designed the Guaranteed Lifetime Withdrawal Benefit rider to protect you from outliving your assets. If you terminate the rider or the Annuitant dies before your Contract Value is reduced to zero from guaranteed withdrawals that do not exceed the GALWA, neither you nor your estate will receive any Guaranteed Lifetime Withdrawal Benefit settlement.


For the Guaranteed Lifetime Withdrawal Benefit to remain in effect, all of your Net Purchase Payments, as well as any applicable Credit Value Increase Enhancements and Purchase Payment Credits, and all of your Contract Value must be invested in an available Benefit Allocation Model. You may transfer to another available Benefit Allocation Model at anytime. However, if you discontinue allocating your Net Purchase Payments and any applicable Credit Value Increase Enhancements and Purchase Payment Credits and Contract Value to one of the available Benefit Allocation Models, the Guaranteed Lifetime Withdrawal Benefit will automatically terminate. If the transfer occurs prior to the expiration of the Minimum Charge Period of seven years, rider charges will continue to be assessed (if permitted in your state) until the Minimum Charge Period is reached. You also cannot step-up the Benefit Basis and Lifetime Benefit Basis as described above. The Company will not refund rider charges. (See OPTIONAL BENEFIT RIDERS, Income Protector, Guaranteed Lifetime Withdrawal Benefit Charge.)


Guaranteed Lifetime Withdrawal Benefit Charge. If you elect the Guaranteed Lifetime Withdrawal Benefit, the Company will deduct a charge that compensates it for the costs and risks the Company assumes in providing this benefit. The Company will not deduct the Guaranteed Lifetime Withdrawal Benefit charge after the Payout Date. The amount of the Guaranteed Lifetime Withdrawal Benefit charge is calculated annually by multiplying the current annual Guaranteed Lifetime Withdrawal Benefit charge percentage by the average daily Benefit Basis for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months.

The current annual Guaranteed Lifetime Withdrawal Benefit charge is 0.70% of the average daily Benefit Basis for the prior Contract Year, with a maximum charge of 1.75%.


This charge percentage will not change unless you choose to step-up your Lifetime Benefit Basis. The amount charged for a step-up of the Lifetime Benefit Basis will equal the amount charged for newly issued riders. If the Company is no longer issuing this rider, then the rider charge will be set by the Company, up to the maximum charge shown in the Periodic Charges Other Than Fund Expenses table above. At the time of step-up, the Company has the right to change the charge percentage. If the rider charge as of the date of the step-up is different from the current rider charge, the Company will notify you at least 60 days in advance of the step-up. You have the option not to step-up and continue the existing benefits at their current price. The charge will not exceed the guaranteed maximum charge stated above.


Because the annual charge is determined by multiplying the current annual Guaranteed Lifetime Withdrawal Benefit charge percentage by the average daily Lifetime Benefit Basis, making additional purchase payments that increase your Lifetime Benefit Basis, payment of the simple interest benefit and electing to step up your Lifetime Benefit Basis will result in an increase in the annual charge for this rider, even if the charge percentage does not change.


If the current rider is not approved in your state or your application for the rider is dated prior to November 24, 2008, a prior, approved rider may be issued, which has different charges. (See SUMMARY, Charges and Deductions and the Appendices). Information about prior versions of this rider is available in the appendices to this prospectus.


On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed Lifetime Withdrawal Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or the start of payments under an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payment Option does not occur on a Contract Anniversary.

PRINCIPAL PROTECTOR


Principal Protector is a Guaranteed Minimum Accumulation Benefit rider. For Guaranteed Minimum Accumulation Benefit riders issued on or after the date of this Prospectus, the Guaranteed Minimum Accumulation Benefit is described below. The current version of this rider may not be approved in all states. If it is not, a prior, approved version may be available. Contact your agent or the Company if you have questions about availability in your state. If a current rider is not approved in your state or your application for a rider is dated prior to November 24, 2008, a prior, approved version may be issued. FOR GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS ISSUED AFTER OCTOBER 29, 2006 AND BEFORE NOVEMBER 24, 2008, PLEASE SEE APPENDIX G.


General. The Company designed the Guaranteed Minimum Accumulation Benefit rider to protect you from poor investment performance during your

Contract's accumulation period. The Guaranteed Minimum Accumulation Benefit rider is available for an additional charge, and provides that the Company will guarantee that on the expiration date of the benefit period, your Contract Value will at least equal the Benefit Basis less adjustments for partial withdrawals. The Company currently offers a 7-year and a 10-year benefit period for the Guaranteed Minimum Accumulation Benefit rider. For the rider with the 10-year benefit period, if your Contract Value is greater than your Benefit Basis on the rider's expiration date, and you do not renew the benefit period or convert the rider to the Guaranteed Lifetime Withdrawal Benefit, the Company will increase your Contract Value by the amount of all rider charges deducted during the most recent benefit period, and the rider will terminate. The increase in Contract Value will occur on the rider's expiration date, and the Company will allocate the increase pro-rata according to your purchase payment allocation instructions. For the rider with the 7-year benefit period, if your Contract Value is greater than your Benefit Basis on the rider's expiration date, and you do not renew the benefit period or convert the rider to the Guaranteed Lifetime Withdrawal Benefit, there will be no increase to your Contract Value. You may elect either the Guaranteed Lifetime Withdrawal Benefit or the General Minimum Accumulation Benefit, but not both optional benefits. YOU SHOULD NOT ELECT THE GUARANTEED MINIMUM ACCUMULATION BENEFIT IF YOU ARE INTERESTED IN CURRENT PAYMENTS. PARTIAL WITHDRAWALS MAY REDUCE THE BENEFIT BASIS BY MORE THAN THE WITHDRAWAL AMOUNT. IF YOU ELECT THE GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR A QUALIFIED CONTRACT, TAX RULES MAY REQUIRE YOU TO TAKE WITHDRAWALS AFTER A CERTAIN DATE, REDUCING YOUR BENEFIT BASIS. YOU SHOULD NOT ELECT THIS BENEFIT IF YOU ANTICIPATE TAKING REQUIRED MINIMUM DISTRIBUTIONS UNDER THIS CONTRACT. (See FEDERAL TAX MATTERS, Taxation of Qualified Plans). Consult a tax advisor before purchasing the Guaranteed Minimum Accumulation Benefit rider.



Electing the Guaranteed Minimum Accumulation Benefit Rider. You may elect the Guaranteed Minimum Accumulation Benefit rider if the Annuitant is no more than 85 years old on the Contract Issue Date. If you elect the Guaranteed Minimum Accumulation Benefit rider, your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and your Contract Value must be allocated to one or more of the Benefit Allocation Models. The rider offers Benefit Allocation Model with pre-selected Subaccounts and percentages that have been established for different types of investors. The Benefit Allocation Models generally are designed to provide consistent returns by minimizing risks. In minimizing risk, however, such programs also may limit the potential for Contract Value to appreciate. You may earn a higher rate of return from other investment options not available under the rider. The Guaranteed Minimum Accumulation Benefit rider does not guarantee Contract Value or the performance of any Benefit Allocation Model. You do not have to elect the Guaranteed Minimum Accumulation Benefit rider to use the Benefit Allocation Models. You should consult your agent to assist you in determining whether these investment options are suited for your financial needs and risk tolerance. If you choose to allocate your purchase payments and Contract Value to Benefit Allocation Models that are individual Subaccounts, you may decide how you would like your funds invested among the Subaccounts - you may allocate 100% of your funds to one Subaccount or divide your funds among the Subaccounts. For Benefit Allocation Models that are not individual Subaccounts, you may only choose to use one model.



Subject to approval, notice or consent required by applicable law, the Company reserves the right to:


     (i)   add Benefit Allocation Model without prior notice;

     (ii)  remove or substitute Benefit Allocation Model; and

     (iii) substitute investment options within an available Benefit Allocation Model.


If the Company removes Benefit Allocation Model, existing contracts that are using the Benefit Allocation Model at the time it is removed may continue to use it. The removed Benefit Allocation Model will not be available for newly issued contracts, nor will existing contracts be able to switch to the removed Benefit Allocation Model.


The current Benefit Allocation Models are:

-    Diversified Income Subaccount

-    Conservative Allocation Subaccount

-    DCA 1-Year* Subaccount

-    DCA 6-Month* Subaccount

-    Conservative/Moderate Blend

-    Conservative I-Model

-    Conservative/Moderate I-Model (10-year benefit)

-    Conservative C-Model

-    Conservative/Moderate C-Model (10-year benefit)

-    Conservative R-Model

-    Conservative/Moderate R-Model (10-year benefit)

* Funds allocated to the DCA 1-year or the DCA 6-month options must set up a DCA transfer program that transfers the Funds out of the DCA account into one of the other allocation alternatives allowed for the Guaranteed Minimum Accumulation Benefit.

Additionally, the DCA 1-year and DCA 6-month options are only available for new purchase payments - transfers into these Funds are not allowed.

See DESCRIPTION OF THE CONTRACT, Allocation of Purchase Payments for more information about the asset allocation models.


The Guaranteed Minimum Accumulation Benefit rider is not offered on new Contracts issued as Beneficiary IRA contracts.

Benefit Basis. Your Benefit Basis is equal to your initial Net Purchase Payment if the rider is issued on the Contract Issue Date, your Contract Value as of the rider issue date, if the rider is issued after the Contract Issue Date, or the continuation amount, if the rider is issued as a result of spousal continuation. You may increase the Benefit Basis by the amount of Net Purchase Payments, made during the window period, currently, the first 12 months after the rider issue date. The Company limits the amount of window purchase payments that count toward your Benefit Basis to the maximum window purchase payment amount, currently two times your initial purchase payment. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount (shown on your Rider Data Page). BECAUSE THE CHARGE FOR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER IS CALCULATED BASED ON THE AVERAGE BENEFIT BASIS FOR THE PRIOR CONTRACT YEAR, SUCH PURCHASE PAYMENTS WILL INCREASE THE CONTRACT VALUE, BUT WILL NOT CONTRIBUTE TO YOUR GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER BENEFITS. Please note that the Benefit Basis does not represent Contract Value available for withdrawal and is not used to calculate any benefits under the Contract prior to the Guaranteed Minimum Accumulation Benefit rider's expiration date.

Partial Withdrawals. You may make a partial withdrawal from your Contract at anytime. If you make a partial withdrawal while the Guaranteed Minimum Accumulation Benefit rider is in effect, however, the Company will reduce your Benefit Basis by the greater of:

     (a) the partial withdrawal amount, including associated surrender charges, if any; or

     (b) the proportion of your account value withdrawn. The proportion of the account value is equal to (1) divided by (2), with the result multiplied by (3), where:

          (1) = the partial withdrawal amount, including associated surrender charges and market value adjustments, if any;

          (2)  = the Contract Value immediately before the partial withdrawal;
                 and

          (3)  = the Benefit Basis immediately before the partial withdrawal.


See the Appendix C of this prospectus for examples of this calculation. If you plan to take required minimum distributions from your Contract, you should not purchase the Guaranteed Minimum Accumulation Benefit.


Step-Up. On or following your third rider anniversary (and on any monthly anniversary or following each subsequent third rider step-up anniversary), you have the opportunity to "step-up" your Benefit Basis to equal your current Contract Value and begin a new benefit period of the same duration as the prior benefit period. This option is available if the Company is issuing new Guaranteed Minimum Accumulation Benefit riders on the day you request a step-up and provided all of the following five conditions are met:

     (1) the expiration date for the new benefit period does not extend past anticipated Payout Date shown on your Contract Data Page;

     (2) the Annuitant (oldest Annuitant, if joint Annuitants) is age 85 or younger as of the step-up date;

     (3)  your Contract Value is greater than zero;

     (4) your Contract Value is greater than the Benefit Basis as of the step-up date;


     (5) the Company receives your Written Request to step-up the Benefit Basis; and


     (6) the benefit provided by the rider has not been revoked due to a violation of the investment restrictions.

Your step-up date will be the monthly anniversary following the Company's receipt of your Written Request.

If you elect the "step-up," a new benefit period with a start date equal to the step-up date will begin. The Company also will adjust your Benefit Basis so that it will equal your Contract Value as of the step-up date. A new Minimum Charge Period will begin. The charge for the Guaranteed Minimum Accumulation Benefit rider, as "stepped-up," may differ than the charge for the prior benefit period. It will be equal to the charge the Company assesses for newly issued riders. If the Company is no longer offering the rider, the charge will be set by the Company at its complete discretion. However, the charge will not exceed the guaranteed maximum charge of 1.75%.


See Appendix C for examples of how the Guaranteed Minimum Accumulation Benefit rider will work.


Termination. You may terminate the Guaranteed Lifetime Withdrawal Benefit rider on any date. However, termination of the rider prior to the expiration of the Minimum Charge Period of seven years will result in rider charges continuing to be assessed (if permitted in your state) until the Minimum Charge Period is reached. In addition, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate on the earliest of:

     (a) the expiration date of the benefit period, unless you elect to renew the benefit period;

     (b)  the Payout Date;

     (c) the date Due Proof of Death of the Annuitant (or last remaining Annuitant of joint Annuitants) is received;

     (d)  the date there is a change of Annuitant for any reason; or

     (e)  the date you surrender your Contract.


For the Guaranteed Minimum Accumulation Benefit rider to remain in effect, all of your Net Purchase Payments and Contract Value must be invested in an available Benefit Allocation Model. You may transfer to another available Benefit Allocation Model at anytime. However, if you elect to discontinue allocating to an available Benefit Allocation Model, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate. If the transfer occurs prior to the expiration of the Minimum Charge Period of seven years, rider charges will continue to be assessed (if permitted in your state) until the Minimum Charge Period is reached. You will not be permitted to step-up your Benefit Basis or renew a benefit period (described below), and you cannot convert the Guaranteed Minimum Accumulation Benefit to the Guaranteed Lifetime Withdrawal Benefit rider (discussed below). The Company will not refund charges for the 7-year rider. If, for the 10-year rider, the benefit period expires and the Account Value is greater than the Benefit Basis and you choose not to renew the rider, the Company will refund the charges collected for the 10-year period that is expiring. If you choose to step-up your benefit, charges incurred before the step-up will not be refunded. (See OPTIONAL BENEFIT RIDERS, Principal Protector, Guaranteed Minimum Accumulation Benefit Charge.)


Renewal and Conversion. You may renew the Guaranteed Minimum Accumulation Benefit as of its expiration date, provided certain conditions are met. The renewal benefit period must be the same duration as the expiring benefit period, and cannot extend beyond the Contract Anniversary following the Annuitant (oldest Annuitant, if joint Annuitants) 85th birthday or 10 years from the Contract Issue Date. In addition, at the time of renewal, your Benefit Basis must be greater than zero and your Contract Value must be greater than your Benefit Basis. The Company must receive your Written Request to renew the benefit period at its Mailing Agent at least 30 days before the expiration date. The charge for the renewed Guaranteed Minimum Accumulation Benefit rider may differ from the charge for the prior benefit period. It will be equal to the charge the Company assesses for newly issued riders. A new Minimum Charge Period of seven years will begin as of the renewal date. You will have to pay for the benefit for at least seven years unless you terminate the Contract.

You may also convert the Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Lifetime Withdrawal Benefit rider (if the Guaranteed Lifetime Withdrawal Benefit rider is offered) on a monthly anniversary. To convert the rider, your Benefit Basis must be greater than zero, the Annuitant (both Annuitants, if joint Annuitants) must be between the age of 55 and 85 as of the date of conversion, and the Company must receive your Written Request for conversion at its Mailing Agent.

If you convert the Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Lifetime Withdrawal Benefit rider, the date of the conversion will be the monthly anniversary following receipt of your request. The Lifetime Benefit Basis for the Guaranteed Lifetime Withdrawal Benefit will equal the greater of your Benefit Basis under the Guaranteed Minimum Accumulation Benefit rider and your Contract Value on the date of conversion. Also, when you convert the Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Lifetime Withdrawal Benefit rider, you will not be able to elect one of the death benefits that are integrated with the Guaranteed Lifetime Withdrawal Benefit rider. You will continue to receive the basic death benefit provided by the Contract and any optional death benefits that were elected, and you will continue to have all death benefits adjusted pro-rata for all withdrawals.


On conversion from a Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Lifetime Withdrawal Benefit rider, the withdrawal percentages are established at the time of the first withdrawal after the conversion based on the age of the Owner at the time of that withdrawal. Examples of how a conversion works are provided in Appendix C.


You should not elect a renewal or conversion under a Qualified Contract if you are within ten years of your required beginning date (generally age 70 1/2) and you expect to take required minimum distributions from the Contract.

Guaranteed Minimum Accumulation Benefit Charge. If you elect the Guaranteed Minimum Accumulation Benefit rider, the Company will deduct a charge that compensates it for the costs and risks it assumes in providing this benefit. The amount of the Guaranteed Minimum Accumulation Benefit charge is calculated by multiplying the current annual Guaranteed Minimum Accumulation Benefit charge percentage by the average daily Benefit Basis for the prior Contract Year. The


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current annual Guaranteed Minimum Accumulation Benefit charge percentage is
0.65%. This charge will not be deducted until the first Contract Anniversary if you purchased the benefit at Contract Issue.

This charge percentage will not change unless you choose to step-up or renew your benefit period. The Company has the right to change the current Guaranteed Minimum Accumulation Benefit charge percentage for newly issued riders or if you step-up or renew your benefit period. If you step-up or renew your benefit period, you will be charged the rate charged for newly issued Guaranteed Minimum Accumulation Benefit riders. If the Company no longer issues these riders, it will set the charge for step-ups or renewals at its sole discretion. However, the maximum charge the Company will assess is 1.00%. In the event we no longer issue these riders, we will disclose the charge for step-ups and renewals in the prospectus and we will give you notice prior to any step-up or renewal you elect.

If the spousal continuation benefit is in effect, your spouse may elect to add a new Guaranteed Minimum Accumulation Benefit to a contract continued under its terms. The benefit added will be the one currently offered (if any) at the time continuation is elected, and the benefit will be based on the continuation amount. The price will not exceed the guaranteed maximum amount of 1.00%.

On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed Minimum Accumulation Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to step-up the Benefit Basis, conversion to a Guaranteed Lifetime Withdrawal Benefit rider, termination of the 10-year Guaranteed Minimum Accumulation Benefit rider after the expiration of the Minimum Charge Period, payment of death proceeds, or an Income Payout Option, if the surrender, election to step-up the Benefit Basis, conversion to Guaranteed Lifetime Withdrawal Benefit rider, termination, payment of death proceeds or the start of payments under an Income Payment Option does not occur on a Contract Anniversary.

Because the annual charge is determined by multiplying the current annual Guaranteed Minimum Accumulation Benefit rider charge percentage by the average daily Benefit Basis, making additional purchase payments that increase your Benefit Basis and electing to step up your Benefit Basis will result in an increase in the annual charge for this rider, even if the charge percentage does not change.


If the current rider has not been approved in your state or your application is dated prior to November 24, 2008, a prior, approved version may be issued, which may have different charges. (See SUMMARY, Charges and Deductions and the Appendices.)


                          DISTRIBUTION OF THE CONTRACT

The Company has entered into a distribution agreement with its affiliate, CUNA Brokerage Services, Inc. ("CUNA Brokerage"), for the distribution and sale of the Contract. CUNA Brokerage is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"), and offers the Contract through its registered representatives. CUNA Brokerage may also enter into selling agreements with other broker-dealers ("selling firms") for the sale of the Contract. Registered representatives of CUNA Brokerage and selling firms who sell the Contracts have been appointed by the Company as insurance agents.

The Company pays up-front commissions of up to 7.25% of purchase payments to CUNA Brokerage for sales of the Contracts by its registered representatives as well for sales of the Contracts by registered representatives of the selling firms. Alternatively, if elected, the Company may pay a reduced up-front commission in exchange for paying up to 0.75% of Contract Value as ongoing compensation either annually or quarterly. Under B-Share Class Contracts, the Company pays ongoing compensation annually. Under L-Share Class Contracts and Purchase Payment Credit Class Contracts, the Company pays ongoing compensation quarterly. The greater the amount of compensation paid to CUNA Brokerage at the time you make a purchase payment, the less the Company will pay as ongoing compensation.

The Company also pays for CUNA Brokerage's operating and other expenses, including the following sales expenses: registered representative training allowances; compensation and bonuses for CUNA Brokerage's management team; advertising expenses; and all other expenses of distributing the Contracts. CUNA Brokerage pays its registered representatives a portion of the compensation received for their sales of the Contracts. Registered representatives and their managers may also be eligible for various cash benefits, such as insurance benefits, and non-cash compensation items that the Company and/or one or more of its affiliates may provide. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. CUNA Brokerage's registered representatives and managers may receive other payments from the Company for services that do not directly involve the sale of the Contracts, including payments made for the


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

recruitment and training of personnel, production of promotional literature and similar services.


In addition to the compensation paid for sales of the Contracts, the Company pays compensation when an Owner annuitizes all or a portion of his or her Contract and elects a life contingent annuity payout after the first Contract Year. This additional compensation can be up to 6.5% of the amount annuitized based upon the income option selected and the length of time the Contract was in force. Any trail commissions paid to CUNA Brokerage for Contract sales will cease upon payments made for Owner's life contingent annuitization. Please note that the Company's compensation practices generally discourage annuitization during the first Contract Year. However, there are exceptions to such general practices (such as when an Owner elects a variable Income Payment Option). Ask your agent for more information.



AIM Variable Insurance Funds, Franklin Templeton Insurance Products Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, and Van Kampen Life Investment Trust make payments under their 12b-1 plans to CUNA Brokerage in consideration of services provided by CUNA Brokerage in distributing shares of those Funds. These payments may range up to 0.35% of Variable Account assets invested in a particular Fund. Payments under a Fund's 12b-1 plan decrease the Fund's investment return.



A portion of the compensation paid to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your agent for further information about the selling firm for which he or she works may receive in connection with your purchase of a Contract.


No specific charge is assessed directly to Owners of the Contracts to cover commissions and other incentives or payments described above. The Company does intend to recoup commissions and other sales expenses and incentives it pays, however, through fees and charges deducted under the Contracts and other corporate revenue.

                               FEDERAL TAX MATTERS

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about specific tax implications should consult a competent tax adviser before making a transaction. This discussion is based upon the Company's understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or Income Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on the Company's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a


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contract must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract under
Section 72 of the Code. The Variable Account, through each Fund, intends to comply with the diversification requirements prescribed in regulations under
Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although the Company does not have direct control over the Funds in which the Variable Account invests, the Company believes that each Fund in which the Variable Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of the Contract, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While the Company believes that the Contract does not give Owners investment control over separate account assets, the Company reserves the right to modify the Contract as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (a) if any Owner dies on or after the Payout Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Payout Date, the entire interest in the Contract will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated Beneficiary" and which is distributed over the life of such Owner or over a period not extending beyond the life expectancy of that Owner, provided that such distributions begin within one year of that Owner's death. The Owner's "designated Beneficiary" is the person designated by such Owner as an Annuitant and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's "Designated Beneficiary" is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner. If there is a non-natural Owner, the death or change of an Annuitant will be treated as the death of an Owner for these purposes.

The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.

TAXATION OF ANNUITIES

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial withdrawals and surrenders) or as Income Payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

If your Contract contains a Guaranteed Lifetime Withdrawal Benefit rider or Guaranteed Minimum Accumulation Benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your Contract, are not entirely clear. For tax purposes, we intend to treat amounts paid prior to the date of a GLWB settlement as withdrawals and any amounts paid out under an Income Payout Option after the GLWB settlement as annuity payments. In view of this uncertainty, you should consult a tax advisor before purchasing either of these riders.

Any annuity Owner who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Surrenders. In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total


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

accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of the individual under a Contract which were not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.

In the case of a partial withdrawal (including systematic withdrawals) from a Non-Qualified Contract, under Section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. The Contract Value immediately before a partial withdrawal may have to be increased by any positive market value adjustment which results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of market value adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of a market value adjustment.

In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

However, if you purchase the GLWB rider and you take a withdrawal or other distribution from your Contract (and the Contract Value has not been reduced to zero or less), the amount in excess of the greater of:

     (1)  Contract Value, or

     (2) Guaranteed Lifetime Withdrawal Benefit Basis or Lifetime Benefit Basis over your investment in the Contract will be treated by us as a taxable distribution.

Income Payments. Tax consequences may vary depending on the payment option elected under an annuity contract. Generally, under Code Section 72(b), (prior to recovery of the investment in the Contract) taxable income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the Contract bears to the expected return at the annuity starting date. For variable Income Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments; however, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each Income Payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract or (ii) if distributed under a payment option, they are taxed in the same way as Income Payments.

Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

     (1)  made on or after the taxpayer reaches age 59 1/2;

     (2) made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

     (3)  attributable to the taxpayer's becoming disabled;

     (4) as part of a series of substantially equal periodic payments not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the designated Beneficiary;

     (5) made under certain annuities issued in connection with structured settlement agreements; and

     (6) made under an annuity contract that is purchased with a single purchase payment when the Payout Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made not less frequently than annually during the Income Payment period.

Other tax penalties may apply to certain distributions under a Qualified
Contract.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible


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that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

The Company has the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive.

SEPARATE ACCOUNT CHARGES

It is possible that the Internal Revenue Service may take a position that rider charges (e.g. Spouse Beneficiary Death Benefit rider) are deemed to be taxable distributions to you. Although the Company does not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such actions should contact a competent tax adviser with respect to the potential tax effects.

WITHHOLDING

Distributions from Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

"Taxable eligible rollover distributions" from section 401(a) plans, section 403(b) tax-sheltered annuities, and Section 457(b) governmental plans are subject to a mandatory federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution from such a plan to an employee (or employee's spouse or former spouse beneficiary or alternate payee), except certain distributions such as distributions required by the Code, hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, IRA, 403(b) tax-sheltered annuity, or to a governmental Section 457(b) plan that agrees to separately account for rollover contributions.

MULTIPLE CONTRACTS

All non-qualified deferred annuity contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includable in gross income under Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

TAXATION OF QUALIFIED PLANS

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's Contract administration procedures. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of such plans.

For qualified plans under Section 401(a), 403(b), and eligible plans under 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent Owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant)


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

reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death. If you are attempting to satisfy minimum required distribution rules through partial withdrawals, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed, consult a tax advisor.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRA contributions are limited each year to the lesser of a limit specified in the Code or 100% of the compensation includible in the Owner's gross income and may be deductible in whole or in part depending on the individual's income. Distributions from certain other types of qualified plans, however, may be "rolled over" on a tax-deferred basis into an IRA without regard to this limit. Earnings in an IRA are not taxed while held in the IRA. All amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are also subject to a 10% penalty tax. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualifications requirements.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA up to the lesser of a limit specified in the Code or 100% of compensation includible in the Owner's gross income for the year. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% federal penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Simplified Employee Pension (SEP) IRAs. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general

Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain
Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These purchase payments may be subject to FICA (Social Security) taxes. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Owners of certain Section 403(b) annuities may receive Contract loans. Contract loans that satisfy certain requirements with respect to Loan Amount and repayment are not treated as taxable distributions. If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under
Section 403(b) may be adversely affected. Owners should seek competent advice before requesting a Contract loan. The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser. Note, effective November 15, 2007, new Contracts are no longer available to be used as funding vehicles for Code Section 403(b) retirement programs. Effective January 1, 2009, the Company will no longer accept Purchase Payments that are salary deferrals from Contracts used as funding vehicles for Code Section 403(b) retirement programs.


Certain Deferred Compensation Plans. Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. Under a non-governmental plan, all investments, however, are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations.

POSSIBLE CHARGE FOR THE COMPANY'S TAXES

At the present time, the Company makes no charge to the Subaccounts for any Federal, state, or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.

OTHER TAX CONSEQUENCES

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this Prospectus.

Further, the Federal income tax consequences discussed herein reflect the Company's understanding of current law and the law may change.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.

Federal estate and state and local estate, inheritance and of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

Generation-skipping Transfer Tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.

In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.

Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. The Company may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

                                LEGAL PROCEEDINGS

The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the Company, or the principal underwriter of the Contract.

                                COMPANY HOLIDAYS

The Company is closed on the following holidays: New Year's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Company is closed on the day itself if those days fall Monday through Friday, the day immediately preceding if those days fall on a Saturday, and the day immediately following if those days fall on a Sunday.

                              FINANCIAL STATEMENTS

The Company's and the Variable Account's financials are contained in the Statement of Additional Information ("SAI"). The Company's financial statements should be distinguished from the Variable Account's financial statements and you should consider the Company's financial statements only as bearing upon its ability to meet the Company's obligations under the Contracts. For a free copy of these financial statements and/or the SAI, please the Company at the Home Office.

                                   APPENDIX A

                              FINANCIAL HIGHLIGHTS

The following information is derived from the financial statements of the Variable Account. The financial statements are included in the Statement of Additional Information. The table below gives per unit information about the financial history of each Subaccount for the fiscal years ended December 31, 2007, 2006, 2005 and 2004. The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Funds and the assessment of various charges. Information about the Subaccounts that invest in AIM, Franklin Templeton, Oppenheimer, PIMCO, and VanKampen funds is not provided because those Subaccounts first began operations in 2008.

CONSERVATIVE ALLOCATION SUBACCOUNT                   2007         2006
-----------------------------------------------   ----------   ----------
Unit fair value:
Beginning of period                               $    10.17     $  10.00***
End of period                                          10.44        10.17
Percentage increase in unit value during period         2.65%        1.70%**
Number of units outstanding at end of period       2,199,571      123,093

MODERATE ALLOCATION SUBACCOUNT                       2007         2006
-----------------------------------------------   ----------   ----------
Unit fair value:
Beginning of period                               $    10.29     $  10.00***
End of period                                          10.72        10.29
Percentage increase in unit value during period         4.18%        2.90%**
Number of units outstanding at end of period       8,292,445      782,785

AGGRESSIVE ALLOCATION SUBACCOUNT                     2007         2006
-----------------------------------------------   ----------   ----------
Unit fair value:
Beginning of period                                 $  10.39      $ 10.00***
End of period                                          11.07        10.39
Percentage increase in unit value during period         6.54%        3.90%**
Number of units outstanding at end of period         444,252       73,109

MONEY MARKET SUBACCOUNT                              2007         2006         2005        2004
-----------------------------------------------   ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    10.47   $    10.15   $    10.00   $  10.00*
End of period                                          10.82        10.47        10.15      10.00
Percentage increase in unit value during period         3.34%        3.15%        1.50%      0.00%**
Number of units outstanding at end of period       1,425,866    1,439,661    1,174,622     41,939

BOND SUBACCOUNT                                      2007         2006         2005        2004
-----------------------------------------------   ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    10.36   $    10.10   $     9.98   $  10.00*
End of period                                          10.75        10.36        10.10       9.98
Percentage increase in unit value during period         3.76%        2.57%        1.20%     (0.20%)**
Number of units outstanding at end of period       8,309,003    6,703,481    3,021,142    191,144

HIGH INCOME SUBACCOUNT                               2007         2006         2005        2004
-----------------------------------------------   ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    11.19   $    10.38   $    10.25    $ 10.00*
End of period                                          11.27        11.19        10.38      10.25
Percentage increase in unit value during period         0.71%        7.80%        1.27%      2.50%**
Number of units outstanding at end of period       2,765,242    2,256,194    1,090,104     68,835

DIVERSIFIED INCOME SUBACCOUNT                        2007         2006         2005        2004
-----------------------------------------------   ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    11.82   $    10.89   $    10.62   $  10.00*
End of period                                          11.96        11.82        10.89      10.62
Percentage increase in unit value during period         1.18%        8.54%        2.54%      6.20%**
Number of units outstanding at end of period       4,020,570    3,424,692    2,169,035    119,533

LARGE CAP VALUE SUBACCOUNT                           2007         2006         2005        2004
-----------------------------------------------   ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    13.63   $    11.45   $    10.99   $  10.00*
End of period                                          13.53        13.63        11.45      10.99
Percentage increase in unit value during period        (0.73%)      19.04%        4.19%      9.90%**
Number of units outstanding at end of period       5,450,877    4,913,687    2,659,384    144,835

LARGE CAP GROWTH FUND SUBACCOUNT                     2007         2006         2005        2004
-----------------------------------------------   ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    11.42   $    10.73   $    10.61   $  10.00*
End of period                                          12.67        11.42        10.73      10.61
Percentage increase in unit value during period        10.95%        6.43%        1.13%      6.10%**
Number of units outstanding at end of period       3,093,437    2,561,564    1,136,871    253,559

MID CAP VALUE SUBACCOUNT                             2007         2006         2005        2004
-----------------------------------------------   ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    13.55   $    11.73   $    10.78    $ 10.00*
End of period                                          13.41        13.55        11.73      10.78
Percentage increase in unit value during period        (1.03%)      15.52%        8.81%      7.80%**
Number of units outstanding at end of period       2,562,799    2,258,725    1,114,415     87,095

MID CAP GROWTH SUBACCOUNT                            2007         2006         2005        2004
-----------------------------------------------   ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    13.15   $    11.96     $  11.14   $  10.00*
End of period                                          14.08        13.15        11.96      11.14
Percentage increase in unit value during period         7.07%        9.95%        7.36%     11.40%**
Number of units outstanding at end of period       1,707,968    1,610,620      814,644     53,327

SMALL CAP VALUE SUBACCOUNT                         2007
-----------------------------------------------   -------
Unit fair value:
Beginning of period                               $ 10.00****
End of period                                        8.96
Percentage increase in unit value during period    (10.40%)
Number of units outstanding at end of period       39,663

SMALL CAP GROWTH SUBACCOUNT                         2007
-----------------------------------------------   -------
Unit fair value:
Beginning of period                               $ 10.00
End of period                                        9.26
Percentage increase in unit value during period     (7.40%)**
Number of units outstanding at end of period       35,894

GLOBAL SECURITIES SUBACCOUNT                         2007         2006         2005        2004
-----------------------------------------------   ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                                 $  14.15     $  12.21     $  10.85    $ 10.00*
End of period                                          14.77        14.15        12.21      10.85
Percentage increase in unit value during period         4.38%       15.89%       12.53%      8.50%**
Number of units outstanding at end of period         740,488      597,595      251,644     18,621

INTERNATIONAL STOCK SUBACCOUNT                       2007         2006         2005        2004
-----------------------------------------------   ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    15.83   $    12.91     $  11.22    $ 10.00*
End of period                                          17.41        15.83        12.91      11.22
Percentage increase in unit value during period         9.98%       22.62%       15.06%     12.20%**
Number of units outstanding at end of period       1,575,524    1,334,155      594,014     28,569

* The product inception date was October 11, 2004, with all Subaccounts starting with a $10.00 unit price.

**   Not annualized.

*** The subaccount inception date was June 30, 2006, with all Subaccounts starting with a $10.00 unit price.

**** The subaccount inception date was May 1, 2007, with all Subaccounts starting with a $10.00 unit price.

                  SHORTENED SURRENDER CHARGE OPTION (L-SHARE)*

CONSERVATIVE ALLOCATION SUBACCOUNT                    2007
-----------------------------------------------     --------
Unit fair value:
Beginning of period                                 $10.00*
End of period                                        10.05
Percentage increase in unit value during period       0.50%**
Number of units outstanding at end of period           860

MODERATE ALLOCATION SUBACCOUNT                      2007
-----------------------------------------------   -------
Unit fair value:
Beginning of period                               $ 10.00*
End of period                                        9.61
Percentage increase in unit value during period     (3.90%)**
Number of units outstanding at end of period       93,785

AGGRESSIVE ALLOCATION SUBACCOUNT                   2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00*
End of period                                         10
Percentage increase in unit value during period     0.00%**
Number of units outstanding at end of period           0

MONEY MARKET SUBACCOUNT                            2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00
End of period                                         10
Percentage increase in unit value during period     0.00%
Number of units outstanding at end of period           0

BOND SUBACCOUNT                                    2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00*
End of period                                      10.10
Percentage increase in unit value during period     1.00%**
Number of units outstanding at end of period         545

HIGH INCOME SUBACCOUNT                             2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00*
End of period                                      10.01
Percentage increase in unit value during period     0.10%**
Number of units outstanding at end of period          91

DIVERSIFIED INCOME SUBACCOUNT                      2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00*
End of period                                      10.00
Percentage increase in unit value during period     0.00%**
Number of units outstanding at end of period           0

LARGE CAP VALUE SUBACCOUNT                         2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00*
End of period                                       9.96
Percentage increase in unit value during period    (3.40%)
Number of units outstanding at end of period         363

LARGE CAP GROWTH FUND SUBACCOUNT                   2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00*
End of period                                       9.73
Percentage increase in unit value during period    (2.70%)
Number of units outstanding at end of period         182

MID CAP VALUE SUBACCOUNT                           2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00*
End of period                                       9.56
Percentage increase in unit value during period    (4.40%)**
Number of units outstanding at end of period         182

MID CAP GROWTH SUBACCOUNT                          2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00*
End of period                                       9.63
Percentage increase in unit value during period    (3.70%)
Number of units outstanding at end of period          91

SMALL CAP VALUE SUBACCOUNT                         2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00*
End of period                                       9.61
Percentage increase in unit value during period    (3.90%)**
Number of units outstanding at end of period          91

SMALL CAP GROWTH SUBACCOUNT                        2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00*
End of period                                      10.00
Percentage increase in unit value during period     0.00%**
Number of units outstanding at end of period           0

GLOBAL SECURITIES SUBACCOUNT                       2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00*
End of period                                       9.59
Percentage increase in unit value during period    (4.10%)
Number of units outstanding at end of period          91

INTERNATIONAL STOCK SUBACCOUNT                     2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00*
End of period                                       9.69
Percentage increase in unit value during period    (3.10%)
Number of units outstanding at end of period         182

*    The enhancement's inception date was November 1, 2007.

**   Not annualized.

                         PURCHASE PAYMENT CREDIT OPTION*

CONSERVATIVE ALLOCATION SUBACCOUNT                  2007
-----------------------------------------------   --------
Unit fair value:
Beginning of period                               $  10.00*
End of period                                         9.88
Percentage increase in unit value during period      (1.20%)**
Number of units outstanding at end of period       305,834

MODERATE ALLOCATION SUBACCOUNT                      2007
-----------------------------------------------   --------
Unit fair value:
Beginning of period                               $  10.00*
End of period                                         9.79
Percentage increase in unit value during period      (2.10%)**
Number of units outstanding at end of period       403,229

AGGRESSIVE ALLOCATION SUBACCOUNT                    2007
-----------------------------------------------   --------
Unit fair value:
Beginning of period                               $10.00*
End of period                                       9.89
Percentage increase in unit value during period    (1.10%)**
Number of units outstanding at end of period       2,483

MONEY MARKET SUBACCOUNT                            2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00
End of period                                      10.01
Percentage increase in unit value during period     0.10%
Number of units outstanding at end of period       1,040

BOND SUBACCOUNT                                     2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $ 10.00*
End of period                                       10.10
Percentage increase in unit value during period      1.00%**
Number of units outstanding at end of period       68,758

HIGH INCOME SUBACCOUNT                              2007
-----------------------------------------------   -------
Unit fair value:
Beginning of period                               $ 10.00*
End of period                                        9.87
Percentage increase in unit value during period     (1.30%)**
Number of units outstanding at end of period       10,357

DIVERSIFIED INCOME SUBACCOUNT                      2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00*
End of period                                      10.00
Percentage increase in unit value during period     0.00%**
Number of units outstanding at end of period           0

LARGE CAP VALUE SUBACCOUNT                          2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $ 10.00*
End of period                                        9.79
Percentage increase in unit value during period     (2.10%)
Number of units outstanding at end of period       43,979

LARGE CAP GROWTH FUND SUBACCOUNT                    2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $ 10.00*
End of period                                        9.79
Percentage increase in unit value during period     (2.10%)
Number of units outstanding at end of period       20,915

MID CAP VALUE SUBACCOUNT                            2007
-----------------------------------------------   -------
Unit fair value:
Beginning of period                               $ 10.00*
End of period                                        9.71
Percentage increase in unit value during period     (2.90%)**
Number of units outstanding at end of period       18,308

MID CAP GROWTH SUBACCOUNT                           2007
-----------------------------------------------   -------
Unit fair value:
Beginning of period                               $ 10.00*
End of period                                        9.73
Percentage increase in unit value during period     (2.70%)
Number of units outstanding at end of period       10,432

SMALL CAP VALUE SUBACCOUNT                         2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00*
End of period                                       9.79
Percentage increase in unit value during period    (2.10%)**
Number of units outstanding at end of period       7,842

SMALL CAP GROWTH SUBACCOUNT                        2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00*
End of period                                      10.00
Percentage increase in unit value during period     0.00%**
Number of units outstanding at end of period           0

GLOBAL SECURITIES SUBACCOUNT                       2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $10.00*
End of period                                       9.72
Percentage increase in unit value during period    (2.80%)
Number of units outstanding at end of period       8,992

INTERNATIONAL STOCK SUBACCOUNT                      2007
-----------------------------------------------   ------
Unit fair value:
Beginning of period                               $ 10.00*
End of period                                        9.87
Percentage increase in unit value during period     (1.30%)
Number of units outstanding at end of period       19,251

*    The enhancement's inception date was November 1, 2007.

**   Not annualized.

                                   APPENDIX B
            EXAMPLES OF GUARANTEED MINIMUM DEATH BENEFIT AND OPTIONAL
                                 DEATH BENEFITS



DEATH BENEFIT EXAMPLES



BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.



This means:



     - In addition to the Minimum Guaranteed Death Benefit, the owner chooses the Maximum Anniversary Value Death Benefit, the 3% Annual Guarantee Death Benefit, and the Earnings Enhanced Death Benefit.



     - All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will reduce the amount payable to the Owner.



     - The death benefit adjustment calculations described here do not apply to death benefits that are provided by a GLWB rider - See Appendix C for examples relating to death benefits provided by a GLWB rider.



     - At issue the Minimum Guaranteed Death Benefit, the Maximum Anniversary Value Death Benefit, and the 3% Annual Guarantee Death Benefit are all equal to the $100,000 deposit.



EXAMPLE 1 (THE CONTRACT CROSSES THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the contract crosses the first Contract Anniversary. The account value on the anniversary is $107,000



     - The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit,



     - The Maximum Anniversary Value Death Benefit is $107,000. Since the account value on the anniversary is greater than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit resets to the account value,



     - The 3% Annual Guarantee Death Benefit is $103,000, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.



     - For the Earnings Enhanced Death Benefit, the contract has $7,000 of earnings ($107,000 - $100,000 = $7,000), so the additional amount provided by this rider is $2,800. Therefore the total Earnings Enhanced Death Benefit is $109,800 which is the contract value plus the additional benefit provided by the Earnings Enhanced Death Benefit ($107,000 + $2,800 = $109,800).



     - The Death Benefit amount that would be paid if a death occurred on this day would be $109,800. This is the largest of the death benefit values.



EXAMPLE 2 (THE CONTRACT CROSSES THE SECOND ANNIVERSARY): Starting with the Base Assumptions and the information provided in Example 1, the contract crosses the second Contract Anniversary. The account value on the anniversary is $103,000



     - The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit,



     - The Maximum Anniversary Value Death Benefit is $107,000. Since the account value on the anniversary is less than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit does not change,



     - The 3% Annual Guarantee Death Benefit is $106,090, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.



     - For the Earnings Enhanced Death Benefit, the contract has $5,000 of earnings ($103,000 - $100,000 = $3,000), so the additional amount provided by this rider is $1,200. Therefore the total Earnings Enhanced Death Benefit is $104,200 which is the contract value plus the additional benefit provided by the Earnings Enhanced Death Benefit ($103,000 + $1,200 = $104,200).



     - The Death Benefit amount that would be paid if a death occurred on this day would be $107,000. This is the largest of the death benefit values.

EXAMPLE 3 (THE CONTRACT CROSSES THE THIRD ANNIVERSARY): Starting with the Base Assumptions and the information provided in Example 1 and Example 2, the contract crosses the third Contract Anniversary. The account value on the anniversary is $98,000



     - The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit,



     - The Maximum Anniversary Value Death Benefit is $107,000. Since the account value on the anniversary is less than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit does not change,



     - The 3% Annual Guarantee Death Benefit is $109,273, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.



     - For the Earnings Enhanced Death Benefit, since the contract value is lower than the purchase payment, the contract does not have any of earnings. Therefore this rider does not provide any additional amount and the total Earnings Enhanced Death Benefit is $98,000 which is the contract value.



     - The Death Benefit amount that would be paid if a death occurred on this day would be $109,273. This is the largest of the death benefit values.



EXAMPLE 4 (ADDITIONAL PURCHASE PAYMENT): Starting with the BASE ASSUMPTIONS, the Owner makes an additional purchase payment of $50,000 6 months into the first contract year when the account value is $105,000.



     - The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment,



     - The Maximum Anniversary Value Death Benefit is $150,000, which is the prior Maximum Anniversary Value Death Benefit plus the additional purchase payment,



     - The 3% Annual Guarantee Death Benefit prior to the deposit is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the deposit. After the deposit, the 3% Annual Guarantee Death Benefit is $151,489, which is the prior value increased by the deposit.



     - For the Earnings Enhanced Death Benefit, the contract has $5,000 of earnings ($105,000 - $100,000 = $5,000), so the additional amount provided by this rider is $2,000. Therefore the total Earnings Enhanced Death Benefit is $157,000 which is the contract value plus the additional deposit amount plus the additional benefit provided by the Earnings Enhanced Death Benefit ($105,000 + $50,000 + $2,000 = $157,000).



     - The Death Benefit amount that would be paid if a death occurred on this day would be $157,000. This is the largest of the death benefit values.



EXAMPLE 5 (WITHDRAWAL WHEN THE ACCOUNT VALUE IS GREATER THAN DEPOSIT BASED DEATH BENEFITS): Starting with the BASE ASSUMPTIONS, the Owner makes a $10,000 withdrawal 6 months into the first contract year when the account value is $105,000.



     - The Minimum Guaranteed Death Benefit is reduced by $9,524 for the withdrawal.



               - The adjustment is calculated by the amount of the withdrawal divided by the account value before the withdrawal multiplied by the prior death benefit



                        ($10,000/$105,000 * $100,000 = $9,524)



               - The new Minimum Guaranteed Death Benefit after the withdrawal is $90,476 ($100,000 - $9,524 = $90,476). Because the account value is greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.



     - The Maximum Anniversary Value Death Benefit is reduced by $9,524 for the withdrawal.



               - The adjustment is calculated by the amount of the withdrawal divided by the account value before the withdrawal multiplied by the prior death benefit



                         ($10,000/$105,000 * $100,000 = $9,524)



               - The new Maximum Anniversary Value Death Benefit after the withdrawal is $90,476 ($100,000 - $9,524 = $90,476). Because the account value is greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.



     - The 3% Annual Guarantee Death Benefit prior to the deposit is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the deposit. After the withdrawal, the 3% Annual Guarantee Death Benefit is reduced by $9,666 for the withdrawal.



               - The adjustment is calculated by the amount of the withdrawal divided by the account value before the withdrawal multiplied by the prior death benefit

                         ($10,000/$105,000 * $101,489 = $9,666)



               - The new 3% Annual Guarantee Death Benefit after the withdrawal is $91,823 ($101,489 - $9,666 = $91,823). Because the account value is greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.



     - For the Earnings Enhanced Death Benefit, the contract has $5,000 of earnings before the withdrawal ($105,000 - $100,000 = $5,000). However, withdrawals take earnings first, therefore the withdrawal withdrawals the $5,000 in earnings in the contract and also withdrawals $5,000 of deposit base from the contract. Therefore, since the contract no longer has any earnings after the withdrawal, the additional amount provided by this rider is zero. The total Earnings Enhanced Death Benefit is $95,000 which is the account value after the withdrawal. The Earnings Enhanced Death Benefit will continue to provide additional death benefit protection when the contract builds earnings again in the future.



     - The Death Benefit amount that would be paid if a death occurred on this day would be $91,823. This is the largest of the death benefit values.



EXAMPLE 6 (WITHDRAWAL WHEN THE ACCOUNT VALUE IS LESS THAN DEPOSIT BASED DEATH BENEFITS): Starting with the BASE ASSUMPTIONS, the Owner makes a $10,000 withdrawal 6 months into the first contract year when the account value is $80,000.



     - The Minimum Guaranteed Death Benefit is reduced by $12,500 for the withdrawal.



               - The adjustment is calculated by the amount of the withdrawal divided by the account value before the withdrawal multiplied by the prior death benefit



                         ($10,000/$80,000 * $100,000 = $12,500)



               - The new Minimum Guaranteed Death Benefit after the withdrawal is $87,500 ($100,000 - $12,500 = $87,500).
                    Because the account value is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.



     - The Maximum Anniversary Value Death Benefit is reduced by $12,500 for the withdrawal.



               - The adjustment is calculated by the amount of the withdrawal divided by the account value before the withdrawal multiplied by the prior death benefit



                         ($10,000/$80,000 * $100,000 = $12,500)



               - The new Maximum Anniversary Value Death Benefit after the withdrawal is $87,500 ($100,000 - $12,500 = $87,500).
                    Because the account value is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.



     - The 3% Annual Guarantee Death Benefit prior to the deposit is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the deposit. After the withdrawal, the 3% Annual Guarantee Death Benefit is reduced by $12,686 for the withdrawal.



               - The adjustment is calculated by the amount of the withdrawal divided by the account value before the withdrawal multiplied by the prior death benefit



                         ($10,000/$80,000 * $101,489 = $12,686)



               - The new 3% Annual Guarantee Death Benefit after the withdrawal is $88,803 ($101,489 - $12,686 = $88,803).
                    Because the account value is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.



     - For the Earnings Enhanced Death Benefit, the contract does not have any earnings before the withdrawal. So the withdrawal reduces the deposit base by $10,000. Since the contract no longer has any earnings after the withdrawal, the additional amount provided by this rider is zero. The total Earnings Enhanced Death Benefit is $70,000 which is the account value after the withdrawal. The Earnings Enhanced Death Benefit will continue to provide additional death benefit protection when the contract builds earnings again in the future.



     - The Death Benefit amount that would be paid if a death occurred on this day would be $88,803. This is the largest of the death benefit values.

                                   APPENDIX C
        EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT AND GUARANTEED
           MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED AFTER
                                NOVEMBER 24, 2008


GUARANTEED LIFETIME WITHDRAWAL BENEFIT EXAMPLES - INCOME NOW

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 64.

This means:


     -    The Lifetime Benefit Basis is $100,000; and


     - The guaranteed annual lifetime withdrawal amount is $5,250 (GALWA) if a withdrawal is taken immediately (5.25% rate for withdrawals beginning at attained age 64 x $100,000).

     -    The Minimum Guaranteed Death Benefit provided by the rider is
          $100,000.

     - All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will reduce the amount payable to the Owner.


     - The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the GLWB rider chosen.


EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.


     - The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and



     - The guaranteed annual lifetime withdrawal amount is $7,875, which is 5.25% of the new Lifetime Benefit Basis.


     - The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,250 = $100,000 x 5.25%) before the first Contract Anniversary.


     - The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,250 GALWA; and


     - The GALWA is $5,250; this does not change because the withdrawal does not exceed the $5,250 GALWA.

     - Since the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $94,750, which is the prior minimum death benefit of $100,000 less the withdrawal of $5,250

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.


     - The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries; for a total increase of $15,000 - assumes that the lifetime basis has not been stepped-up to a higher amount.



     - The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,612.50 (5.75% rate for age 67 times the $115,000 Lifetime Benefit Basis).



     - The Lifetime Benefit Basis is adjusted to $65,000 since the $50,000 withdrawal exceeds the $6,612.50 GALWA. The adjusted amount is the lesser of (1) or (2) below:



               1.   The prior Lifetime Benefit Basis less the withdrawal:
                    $115,000 - $50,000 = $65,000; or


               2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.


     - The GALWA is $3,737.50 after the withdrawal, which is 5.75% (the rate for age 67) of the new Lifetime Benefit Basis.


     - Since the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows

               1. The death benefit will be reduced by $50,000 for the withdrawal.

               2. There will be an additional adjustment for the excess withdrawal amount of $43,387.50 (50,000 - 6,612.50 =
                    43,387.50).

                         -    43,387.50/ 150,000 * 100,000 - 43,765 = -14,462.50

     - New death benefit after all adjustments 100,000 - 50,000 - (-14,462.50) = 64,462.50

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.


     - The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.



     - The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,612.50 (5.75% rate for age 67 times the $115,000 Lifetime Benefit Basis.



     - The Lifetime Benefit Basis is adjusted to $30,000 since the withdrawal exceeds the $6,612.50 GALWA. The adjusted value is the lesser of (1) or (2) below:



               1.   The prior Lifetime Benefit Basis less the withdrawal:
                    $115,000 - $50,000 = $65,000; or


               2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000


     -    The GALWA is $1,725, which is 5.75% of the new Lifetime Benefit Basis.


     - Since the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows

               1. The death benefit will be reduced by $50,000 for the withdrawal.

               2. There will be an additional adjustment for the excess withdrawal amount of $43,387.50 (50,000 - 6,612.50 =
                    43,387.50).

                         -    43,387.50 / 80,000 * 100,000 - 43,387.50 =
                              10,846.88

     - New death benefit after all adjustments 100,000 - 50,000 - 10,846.88 = 39,153.13


EXAMPLE 5 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $437.50 immediately. After 10 withdrawals have taken place, the owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.



     - The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Since the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.



     - The guaranteed annual lifetime withdrawal at this time, prior to the $10,000 withdrawal, is $5,250. There has been a total of $4,375 withdrawn to this point this year (10 withdrawals of $437.50). The remaining lifetime withdrawal for the contract year is $875 ($5,250 - $4375 = $875).



     - Since the prior withdrawals were not excess withdrawals, the excess withdrawal adjustment will use the total withdrawals for the rider year or $14,375, the $4,375 of prior withdrawals plus the $10,000 withdrawal.



     - The Lifetime Benefit Basis is adjusted to $85,625 since the $10,000 withdrawal exceeds the $875 GALWA remaining for the year. The adjusted amount is the lesser of (1) or (2) below:



               1. The prior Lifetime Benefit Basis decreased by total withdrawals for the year: $100,000 - $14,375 = $85,625; or



               2. The Contract Value after the withdrawal: $105,000 - $10,000 = $95,000.



     - The GALWA is $4,495.31 after the withdrawal, which is 5.25% (the rate for age 64) of the new Lifetime Benefit Basis. This amount will be available after the next rider anniversary.



     - The death benefit before the withdrawal is $95,625. The initial $100,000 has been reduced a total of $4,375 for the 10 prior withdrawals.



     - Since the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows



               1. The death benefit will be reduced by $10,000 for the withdrawal.



               2. There will be an additional adjustment for the excess withdrawal amount of $9,125 ($10,000 - $875 = $9,125).



                         -    9,125/105,000 * 95,625 - 9,125 = -814.73



     - New death benefit after all adjustments 95,625 - 10,000 - (-814.73) = 86,439.73



EXAMPLE 6 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 6, the owner chooses to take an additional $25,000 withdrawal before the next rider anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.



     - The Lifetime Benefit Basis before the withdrawal is $85,625 as adjusted for the previous excess withdrawal.



     - The guaranteed annual lifetime withdrawal at this time, prior to this withdrawal, is $4,495.31. However, since there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.

     - Since there was a prior excess withdrawal this year, the excess withdrawal adjustment will use amount of this withdrawal



     - The Lifetime Benefit Basis is adjusted to $55,000 since the withdrawal is an excess withdrawal. The adjusted value is the lesser of (1) or
          (2) below:



               1.   The prior Lifetime Benefit Basis less the withdrawal:
                    $85,625 - $25,000 = $60,625; or



               2. The Contract Value after the withdrawal: $80,000 - $25,000 = $55,000



     - The GALWA is $2,887.50, which is 5.25% of the new Lifetime Benefit Basis. This amount will be available after the next rider anniversary.



     - The death benefit before the withdrawal is $86,439.73, as adjusted for the previous withdrawals.



     - Since the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows



               1. The death benefit will be reduced by $25,000 for the withdrawal.



               2. There will be an additional adjustment for the excess withdrawal amount of $25,000.



                         -    25,000 / 80,000 * 86,439.73 - 25,000 = 2,012.42



     - New death benefit after all adjustments 86,439.73 - 25,000 - 2,012.42 = 59,427.31



EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Value of the Contract on the third Contract Anniversary is $125,000.



     - The existing Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries



     - The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $125,000.



     - The guaranteed annual lifetime withdrawal after the step up is $7,187.50 (5.75% rate for age 67 times the $125,000 stepped-up Lifetime Benefit Basis).


               NOTE: The charge for the rider at step up will be the current charge for new issues of the rider; if we are no longer issuing the rider, the charge will be set by the Company.

     - The Minimum Death Benefit remains $100,000 - it is not impacted by a step up.


EXAMPLE 8 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,250 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.



     - The Lifetime Benefit Basis before step up is $100,000. Since withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.



     - The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.


     - The guaranteed annual lifetime withdrawal after the step up is $6,325 (5.75% rate for age 67 - Since a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).

               NOTE: The charge for the rider at step up will be the current charge for new issues of the rider; if we are no longer issuing the rider, the charge will be set by the Company.

     - The Minimum Death Benefit would be $84,250, the initial $100,000 reduced for each of the $5,250 withdrawals previously taken.


EXAMPLE 9 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving their $5,250 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $95,000.



     - The Lifetime Benefit Basis is $100,000. Since withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.



     - The Owner cannot step up the Lifetime Benefit Basis since the current contract value is less than the current benefit basis.


     - The guaranteed annual lifetime withdrawal remains at $5,250 (5.25% rate for age 64 - the time of the first withdrawal.

     -    Since no step up occurs, the withdrawal percentage does not change.

     - The Minimum Death Benefit would be $84,250, the initial $100,000 reduced for each of the $5,250 withdrawals previously taken.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT EXAMPLES - INCOME LATER

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68. This means:


     -    The Lifetime Benefit Basis is $100,000; and


     - The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5.00% rate for withdrawals beginning at attained age 68 x $100,000).

     -    The Minimum Guaranteed Death Benefit provided by the rider is
          $100,000.

     - All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will reduce the amount payable to the Owner.


     - The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the GLWB rider chosen.


EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.


     - The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and



     - The guaranteed annual lifetime withdrawal amount is $7,500, which is 5.00% of the new Lifetime Benefit Basis.


     - The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 x 5.00%) before the first Contract Anniversary.


     - The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and


     - The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.

     - Since the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $95,000, which is the prior minimum death benefit of $100,000 less the withdrawal of $5,000

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.


     - The Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial Lifetime Benefit Basis ($10,000) on each of the first three Contract Anniversaries; for a total increase of $30,000 - assumes that the lifetime basis has not been stepped-up to a higher amount.



     - The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $7,150 (5.50% rate for age 71 times the $130,000 Lifetime Benefit Basis).



     - The Lifetime Benefit Basis is adjusted to $80,000 since the $50,000 withdrawal exceeds the $7,150 GALWA. The adjusted amount is the lesser of (1) or (2) below:



               1.   The prior Lifetime Benefit Basis less the withdrawal:
                    $130,000 - $50,000 = $80,000; or


               2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.


     - The GALWA is $4,400 after the withdrawal, which is 5.50% (the rate for age 71) of the new Lifetime Benefit Basis.


     - Since the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows

               1. The death benefit will be reduced by $50,000 for the withdrawal.

               2. There will be an additional adjustment for the excess withdrawal amount of $42,850 (50,000 - 7,150 = 42,850).

                         -    42,850 / 150,000 * 100,000 - 42,850 = -13,500


     - New death benefit after all adjustments 100,000 - 50,000 - (-13,500) = 63,500


EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.

     - The Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial basis ($10,000) on each of the first three Contract Anniversaries, for a total increase of $30,000.



     - The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $7,150 (5.50% rate for age 71 times the $130,000 Lifetime Benefit Basis.



     - The Lifetime Benefit Basis is adjusted to $30,000 since the withdrawal exceeds the $7,150 GALWA. The adjusted value is the lesser of (1) or
          (2) below:



               1.   The prior Lifetime Benefit Basis less the withdrawal:
                    $130,000 - $50,000 = $80,000; or


               2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000


     -    The GALWA is $1,650, which is 5.50% of the new Lifetime Benefit Basis.


     - Since the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows

               1. The death benefit will be reduced by $50,000 for the withdrawal.

               2. There will be an additional adjustment for the excess withdrawal amount of $42,850 (50,000 - 7,150 = 42,850).


                         -    42,850 / 80,000 * 100,000 - 42,850 = 10,875



     -    New death benefit after all adjustments 100,000 - 50,000 - 10,875 =
          39,125



EXAMPLE 5 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $416.67 immediately. After 10 withdrawals have taken place, the owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.



     - The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Since the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.



     - The guaranteed annual lifetime withdrawal at this time, prior to the $10,000 withdrawal, is $5,000. There has been a total of $4,166.70 withdrawn to this point this year (10 withdrawals of $416.67). The remaining lifetime withdrawal for the contract year is $833.30 ($5,000
          - $4166.70 = $833.30).



     - Since the prior withdrawals were not excess withdrawals, the excess withdrawal adjustment will use the total withdrawals for the rider year or $14,166.70, the $4,166.70 of prior withdrawals plus the $10,000 withdrawal.



     - The Lifetime Benefit Basis is adjusted to $85,833.30 since the $10,000 withdrawal exceeds the $875 GALWA remaining for the year. The adjusted amount is the lesser of (1) or (2) below:



               1. The prior Lifetime Benefit Basis decreased by total withdrawals for the year: $100,000 - $14,166.70 = $85,833.30; or



               2. The Contract Value after the withdrawal: $105,000 - $10,000 = $95,000.



     - The GALWA is $4,291.66 after the withdrawal, which is 5.00% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next rider anniversary.



     - The death benefit before the withdrawal is $95,833.30. The initial $100,000 has been reduced a total of $4,166.70 for the 10 prior withdrawals.



     - Since the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows



               1. The death benefit will be reduced by $10,000 for the withdrawal.



               2. There will be an additional adjustment for the excess withdrawal amount of $9,166.70 ($10,000 - $833.30 =
                    $9,166.70).



                         -    9,166.70/105,000 * 95,833.30 - 9,166.70 = -820.27



     - New death benefit after all adjustments 95,833.30 - 10,000 - (-820.27) = 86,633.57



EXAMPLE 6 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 6, the owner chooses to take an additional $25,000 withdrawal before the next rider anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.



     - The Lifetime Benefit Basis before the withdrawal is $85,833.30 as adjusted for the previous excess withdrawal.



     - The guaranteed annual lifetime withdrawal at this time, prior to this withdrawal, is $4,291.66. However, since there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.



     - Since there was a prior excess withdrawal this year, the excess withdrawal adjustment will use amount of this withdrawal



     - The Lifetime Benefit Basis is adjusted to $55,000 since the withdrawal is an excess withdrawal. The adjusted value is the lesser of (1) or
          (2) below:



               1.   The prior Lifetime Benefit Basis less the withdrawal:
                    $85,833.30 - $25,000 = $60,833.30; or



               2. The Contract Value after the withdrawal: $80,000 - $25,000 = $55,000

     - The GALWA is $2,750, which is 5.00% of the new Lifetime Benefit Basis. This amount will be available after the next rider anniversary.



     - The death benefit before the withdrawal is $86,633.57, as adjusted for the previous withdrawals.



     - Since the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows



               1. The death benefit will be reduced by $25,000 for the withdrawal.



               2. There will be an additional adjustment for the excess withdrawal amount of $25,000.



                         -    25,000 / 80,000 * 86,633.57 - 25,000 = 2,072.99



     - New death benefit after all adjustments 86,633.57 - 25,000 - 2,072.99 = 59,560.58



EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Value of the Contract on the third Contract Anniversary is $145,000.



     - The existing Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial basis ($10,000) on each of the first three Contract Anniversaries



     - The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $145,000.



     - The guaranteed annual lifetime withdrawal after the step up is $7,975 (5.50% rate for age 71 times the $145,000 stepped-up Lifetime Benefit Basis).


               NOTE: The charge for the rider at step up will be the current charge for new issues of the rider; if we are no longer issuing the rider, the charge will be set by the Company.

     - The Minimum Death Benefit remains $100,000 - it is not impacted by a step up.


EXAMPLE 8 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.



     - The Lifetime Benefit Basis before step up is $100,000. Since withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.



     - The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.


     - The guaranteed annual lifetime withdrawal after the step up is $5,000 (5.00% rate for age 68 -The withdrawal percentage is established based on current age at the time of the first withdrawal, and does not change once withdrawals have started).

               NOTE: The charge for the rider at step up will be the current charge for new issues of the rider; if we are no longer issuing the rider, the charge will be set by the Company.

     - The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.


EXAMPLE 9 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $95,000.



     - The Lifetime Benefit Basis is $100,000. Since withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.



     - The Owner cannot step up the Lifetime Benefit Basis since the current contract value is less than the current benefit basis.


     - The guaranteed annual lifetime withdrawal remains at $5,000 (5.00% rate for age 68 - the time of the first withdrawal.

     - Since no step up occurs, the lifetime withdrawal amount does not change.

     - The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

GUARANTEED MINIMUM ACCUMULATION BENEFIT EXAMPLES - 10 YEAR BENEFIT PERIOD

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The adjustment to the Benefit Basis is $50,000 which is the greater of:

     -    The withdrawal of $50,000; or

     - The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):

               1.   partial withdrawal amount: $50,000;

               2.   Contract Value immediately prior to the withdrawal:
                    $150,000;

               3.   the Benefit Basis immediately prior to the withdrawal:
                    $100,000;

     - So the proportion of the Benefit Basis withdrawn: ($50,000/ $150,000)*$100,000 = $33,333.33

     - Therefore the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The adjustment to the Benefit Basis is $62,500 which is the greater of:

     -    The prior Benefit Basis less the withdrawal of $50,000; or

     - The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):

               1.   partial withdrawal amount: $50,000;

               2.   Contract Value immediately prior to the withdrawal: $80,000;

               3.   the Benefit Basis immediately prior to the withdrawal:
                    $100,000;

     -    So the proportion of the Benefit Basis withdrawn:
          ($50,000/$80,000)*$100,000 = $62,500

     - Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th anniversary the Contract Value is $135,000.

     -    The existing Benefit Basis is $100,000.

     - The Owner chooses to step up the Benefit Basis to the account value of $135,000.

     - The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step up date).

     NOTE: If the Owner chooses to step up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step up.

     NOTE: The charge for the rider at step up will be the current charge for new issues of the rider. If the Company is no longer issuing the rider, then it will set the charge.

EXAMPLE 5 (GMAB MATURITY WHEN CONTACT VALUE IS LESS THAN THE BENEFIT BASIS - 10 YEAR PERIOD): Starting with the Base Assumptions, on the 10th anniversary the Contract Value is $75,000. Assuming that the benefit basis has never been stepped up and no withdrawals have been taken.

     -    The existing Benefit Basis is $100,000.

     - The Company will add $25,000 to the contract to bring the total contract value equal to the benefit basis of $100,000.

     - The GMAB benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 6 (GMAB MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RECEIVE A REFUND OF THE CHARGES - 10 YEAR PERIOD):
Starting with the Base Assumptions, on the 10th anniversary the

Contract Value is $105,000. Assuming that the benefit basis has never been stepped up and no withdrawals have been taken.

     -    The existing Benefit Basis is $100,000.

     - The Company will add an amount equal to the total charges collected for the current 10 year benefit period to the contract value.

     - This will add $6,500 to the contract - the $100,000 benefit basis times the 0.65% annual charge for the 10 years benefit period.

     - The GMAB benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 7 (GMAB MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RENEW FOR AN ADDITIONAL 10 YEAR PERIOD - 10 YEAR PERIOD): Starting with the Base Assumptions, on the 10th anniversary the Contract Value is $115,000. Assuming that the benefit basis has never been stepped up and no withdrawals have been taken.

     -    The existing Benefit Basis is $100,000.

     -    The Rider will renew for an additional 10 year benefit period.

     - The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 20th Contract Anniversary (10 years from the renewal date).

     -    No charges will be refunded for the 10-year period that is expiring.

     NOTE: If the Owner chooses to renew the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step up.

     NOTE: The charge for the rider at renewal will be the current charge for new issues of the rider.

GUARANTEED MINIMUM ACCUMULATION BENEFIT EXAMPLES - 7 YEAR BENEFIT PERIOD

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The adjustment to the Benefit Basis is $50,000 which is the greater of:

     -    The withdrawal of $50,000; or

     - The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):

               1.   partial withdrawal amount: $50,000;

               2.   Contract Value immediately prior to the withdrawal:
                    $150,000;

               3.   the Benefit Basis immediately prior to the withdrawal:
                    $100,000;

     - So the proportion of the Benefit Basis withdrawn: ($50,000/ $150,000)*$100,000 = $33,333.33

     - Therefore the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The adjustment to the Benefit Basis is $62,500 which is the greater of:

     -    The prior Benefit Basis less the withdrawal of $50,000; or

     - The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):

               1.   partial withdrawal amount: $50,000;

               2.   Contract Value immediately prior to the withdrawal: $80,000;

               3.   the Benefit Basis immediately prior to the withdrawal:
                    $100,000;

     -    So the proportion of the Benefit Basis withdrawn:
          ($50,000/$80,000)*$100,000 = $62,500

     - Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th anniversary the Contract Value is $135,000.

     -    The existing Benefit Basis is $100,000.

     - The Owner chooses to step up the Benefit Basis to the account value of $135,000.

     - The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 11th Contract Anniversary (7 years from the step up date).

     NOTE: The charge for the rider at step up will be the current charge for new issues of the rider. If the Company is no longer issuing the rider, then it will set the charge.

EXAMPLE 5 (GMAB MATURITY WHEN CONTACT VALUE IS LESS THAN THE BENEFIT BASIS - 7 YEAR PERIOD): Starting with the Base Assumptions, on the 7th anniversary the Contract Value is $75,000. Assuming that the benefit basis has never been stepped up and no withdrawals have been taken.

     -    The existing Benefit Basis is $100,000.

     - The Company will add $25,000 to the contract to bring the total contract value equal to the benefit basis of $100,000.

     - The GMAB benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 6 (GMAB MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS - 7 YEAR PERIOD): Starting with the Base Assumptions, on the 7th anniversary the Contract Value is $105,000. Assuming that the benefit basis has never been stepped up and no withdrawals have been taken.

     -    The existing Benefit Basis is $100,000.

     - Since the Contract Value is larger than the amount guaranteed by the benefit basis, no value is added to the contract.

     - The GMAB benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 7 (GMAB MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RENEW FOR AN ADDITIONAL 7 YEAR PERIOD - 7 YEAR PERIOD):
Starting with the Base Assumptions, on the 7th anniversary the Contract Value is $115,000. Assuming that the benefit basis has never been stepped up and no withdrawals have been taken.

     -    The existing Benefit Basis is $100,000.

     -    The Rider will renew for an additional 7 year benefit period.

     - The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 14th Contract Anniversary (7 years from the renewal date).

     NOTE: The charge for the rider at renewal will be the current charge for new issues of the rider.


EXAMPLES OF CONVERSION FROM A GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER TO A GUARANTEED LIFETIME WITHDRAWAL RIDER



CONVERT TO AN INCOME NOW RIDER



EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED): A contract owner purchases a contract with a GMAB rider at age 60. At age 65, they decide to convert to an Income Now GLWB rider. The initial premium on the contract is $100,000 no withdrawals have occurred and no additional deposits have been made. The contract value is $125,000 at the time of the conversion and the GMAB Basis is $100,000. Upon conversion:



     - The Lifetime Benefit Basis is $125,000 (the greater of the GMAB Basis and the contract value).



     - The GALWA is $7,187.50 (5.75% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.



If the owner waits at least 5 years (but less than 6) after conversion before taking their first withdrawal and the contract value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

     - The Lifetime Benefit Basis is $156,250 (it was increased by $6,250 - 5% of $125,000 each year).



     - The GALWA is $9,765.63 (6.25% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).



     - The owner withdrawals $9,765.63, and the GALWA will remain $9,765.63 unless the owner steps up the benefit basis.



EXAMPLE 2 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A contract owner purchases a contract with a GMAB rider at age 60. At age 65, they decide to convert to an Income Now GLWB rider. The initial premium on the contract is $100,000 and no additional deposits have been made. The contract owner previously withdrew $50,000. The contract value is $75,000 at the time of the conversion and the GMAB Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:



     - The Lifetime Benefit Basis is $75,000 (the greater of the GMAB Basis and the contract value).



     - The GALWA is $4,312.50 (5.75% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.



If the owner waits at least 5 years (but less than 6) after conversion before taking their first withdrawal and the contract value is $90,000 at the time of the first withdrawal, and no step ups have occurred:



     - The Lifetime Benefit Basis is $93,750 (it was increased by $3,750 - 5% of $75,000 each year).



     - The GALWA is $5,859.38 (6.25% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).



     - The owner withdrawals $5,859.38, and the GALWA will remain $5,859.38 unless the owner steps up the benefit basis.



CONVERT TO AN INCOME LATER RIDER



EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED): A contract owner purchases a contract with a GMAB rider at age 60. At age 65, they decide to convert to an Income Later GLWB rider. The initial premium on the contract is $100,000 no withdrawals have occurred and no additional deposits have been made. The contract value is $125,000 at the time of the conversion and the GMAB Basis is $100,000. Upon conversion:



     - The Lifetime Benefit Basis is $125,000 (the greater of the GMAB Basis and the contract value).



     - The GALWA is $6,250 (5.00% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.



If the owner waits at least 5 years (but less than 6) after conversion before taking their first withdrawal and the contract value is $130,000 at the time of the first withdrawal, and no step ups have occurred:



     - The Lifetime Benefit Basis is $187,500 (it was increased by $12,500 - 10% of $125,000 each year).



     - The GALWA is $10,312.50 (5.50% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).



     - The owner withdrawals $10,312.50, and the GALWA will remain $10,312.50 unless the owner steps up the benefit basis.



EXAMPLE 2 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A contract owner purchases a contract with a GMAB rider at age 60. At age 65, they decide to convert to an Income Later GLWB rider. The initial premium on the contract is $100,000 and no additional deposits have been made. The contract owner previously withdrew $50,000. The contract value is $75,000 at the time of the conversion and the GMAB Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:



     - The Lifetime Benefit Basis is $75,000 (the greater of the GMAB Basis and the contract value).



     - The GALWA is $3,750 (5.00% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.



If the owner waits at least 5 years (but less than 6) after conversion before taking their first withdrawal and the contract value is $90,000 at the time of the first withdrawal, and no step ups have occurred:



     - The Lifetime Benefit Basis is $112,500 (it was increased by $7,500 - 10% of $75,000 each year).



     - The GALWA is $6,187.50 (5.50 % - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).

     - The owner withdrawals $6,187.50, and the GALWA will remain $6,187.50 unless the owner steps up the benefit basis.

                                   APPENDIX D
          GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED
              AFTER OCTOBER 28, 2007 BUT BEFORE NOVEMBER 24, 2008



Guaranteed Minimum Withdrawal Benefit riders issued after October 28, 2007 but before November 24, 2008 have the same features described in this prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well riders that may be issued after November 24, 2008 in states that have not approved a more current version of this rider.


An optional Maximum Anniversary Death Benefit was offered. Before the Annuitant's age 85 Contract Anniversary, the death benefit payable under the Guaranteed Minimum Withdrawal Benefit will be the greater of the Maximum Anniversary Value and the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit, less any premium taxes not previously deducted. On or after the Annuitant's 85th Contract Anniversary, the amount that will be payable under the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit will be the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit, less any premium taxes not previously deducted.

On the rider issue date, the Maximum Anniversary Value is equal to the initial Net Purchase Payment. After the issue date, the Maximum Anniversary Value will be calculated on three different dates:

(1)  the date an additional purchase payment is received by the Company;

(2)  the date of payment of a partial withdrawal; and

(3)  on each rider anniversary.

When a purchase payment is received, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the Net Purchase Payment.

Under the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit, if there is a partial withdrawal, the Guaranteed Minimum Withdrawal Benefit with Maximum Withdrawal Benefit will be adjusted on a dollar-for-dollar basis as long as the withdrawal is not an excess withdrawal. If the withdrawal is an excess withdrawal, the Company will adjust the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit by (a) divided by (b), with the result multiplied by (c); and then finally reduced by (a), where:

     (a) = the excess withdrawal amount;

     (b) = the Contract Value immediately before the excess withdrawal; and

     (c) = the most recently calculated Maximum Anniversary Value immediately before the date of the excess withdrawal, less any adjustments previously made for prior excess withdrawals.

The adjustment for an excess withdrawal has the effect of increasing the total adjustment amount when (c) is greater than (b) and reducing the total adjustment amount when (c) is less than (b).

The Maximum Anniversary Value on each rider Anniversary is equal to the greater of the most recently calculated Maximum Anniversary Value or your Contract Value.

All of these riders are subject to the eligibility requirements described below.

 TYPE OF CONTRACT   AGE REQUIREMENTS AT RIDER ISSUE DATE
-----------------   ------------------------------------------------------------
Single Owner        Owner must be between ages 45-85

Single              Each Annuitant must be between ages 45-85
Owner/Non-Natural
Owner

Jointly Owned       Joint Owner must both be between ages 45-85 on the rider
Contract            issue date

The benefit designed for owners who expect to delay taking withdrawals is not available on these riders. The table shows the annual lifetime benefit percentages allowed for these riders.

                   CURRENT ANNUAL LIFETIME BENEFIT PERCENTAGES


                     JOINT ANNUITANTS
                      -- ATTAINED AGE
  ATTAINED AGE OF        OF YOUNGER
    ANNUITANT AT         ANNUITANT AT
 FIRST WITHDRAWAL     FIRST WITHDRAWAL*
------------------   ------------------
 Age    Percentage    Age    Percentage
-----   ----------   -----   ----------
45-58        4%      45-58       3%
59-64        5%      59-64       4%
65-69      5.5%      65-69     4.5%
70-74        6%      70-74       5%
 75+       6.5%       75+      5.5%

* If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

The 10% simple interest benefit and the restart of the simple interest benefit on step up are not available on these riders.


Different Benefit Allocation Models were available at the time these riders were issued. Current contract owners may continue to use the Benefit Allocation Model chosen at the time the rider was issued. However, the currently available Benefit Allocation Models must be used for any riders issued after November 24, 2008 and for any previously issued riders where the contract owner wishes to change investment options.


The current annual Guaranteed Minimum Withdrawal Benefit charge percentages are as follows:

     - 0.65% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit. The maximum charge is 1.00%;

     - 0.80% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Value Death Benefit, with the maximum charge being 1.15%; and

     - 0.65% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit (without any inherent death benefit), with the maximum charge of 1.00%.

                                      * * *

                                    EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 64. This means:

     -    The Lifetime Benefit Basis is $100,000; and

     - The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 x $100,000).

     -    The Minimum Guaranteed Death Benefit provided by the rider is
          $100,000.

     - All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will reduce the Contract Value and result in additional adjustments to the Lifetime Benefit Basis and minimum death benefit, unless the Owner chooses to have those charges deducted from the amount they receive.

     - Assumes the Guaranteed Minimum Withdrawal Benefit with the Minimum Guaranteed Death Benefit option is chosen. The death benefit adjustment calculations described here only apply to the death benefit provided by the GMWB rider. They do not apply to other optional death benefits riders.

     - All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will reduce the amount payable to the Owner.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

     - The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and

     - The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new Lifetime Benefit Basis.

     - The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 x 5%) before the first Contract Anniversary.

     - The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and

     - The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.

     - Since the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $145,000.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred and no prior step-ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.

     - The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries; for a total increase of $15,000 - assumes that the lifetime basis has not been stepped-up to a higher amount.

     - The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis).

     - The Lifetime Benefit Basis is adjusted to $65,000 since the $50,000 withdrawal exceeds the $6,325 GALWA. The adjusted amount is the lesser of (1) or (2) below:

               1.   The prior Lifetime Benefit Basis less the withdrawal:
                    $115,000 - $50,000 = $65,000; or

               2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.

     - The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age 67) of the new Lifetime Benefit Basis.

     - Since the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows

               1. The death benefit will be reduced by $50,000 for the withdrawal.

               2. There will be an additional adjustment for the excess withdrawal amount of $43,675 (50,000 - 6,325 = 43,675).

                         -    43,675 / 150,000 * 100,000 - 43,675 = -14,558

     - New death benefit after all adjustments 100,000 - 50,000 - (-14,558) = 64,558

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step-ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.

     - The Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.

     - The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis.

     - The Lifetime Benefit Basis is adjusted to $30,000 since the withdrawal exceeds the $6,325 GALWA. The adjusted value is the lesser of (1) or

          (2) below:

               1.   The prior Lifetime Benefit Basis less the withdrawal:
                    $115,000 - $50,000 = $65,000; or

               2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000

     -    The GALWA is $1,650, which is 5.5% of the new Lifetime Benefit Basis.

     - Since the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows

               1. The death benefit will be reduced by $6,325 for the withdrawal within the GALWA limits.

               2. There will be an additional adjustment for the excess withdrawal amount of $43,675 (50,000 - 6,325 = 43,675).

                         -    43,675 / 80,000 * 100,000 - 43,675 = 10,919

     -    New death benefit after all adjustments 100,000 - 50,000 - 10,919 =
          39,081

EXAMPLE 5 (STEP-UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step-ups have occurred, and the Value of the Contract on the third Contract Anniversary is $125,000.

     - The existing Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries

     - The Owner chooses to step-up the Lifetime Benefit Basis to the Contract Value of $125,000.

     - The guaranteed annual lifetime withdrawal after the step-up is $6,875 (5.5% rate for age 67 times the $125,000 stepped-up Lifetime Benefit Basis).

               NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider; if we are no longer issuing the rider, the charge will be set by the Company.

     - The Minimum Death Benefit remains $100,000 - it is not impacted by a step-up.

EXAMPLE 6 (STEP-UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step-ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.

     - The Lifetime Benefit Basis is $100,000. Since withdrawals began immediately, the Lifetime Benefit Basis did not increase.

     - The Owner chooses to step-up the Lifetime Benefit Basis to the Contract Value of $110,000.

     - The guaranteed annual lifetime withdrawal at after the step-up is $5,500 (5% rate for age 64 - the age at the time of the first withdrawal from the Contract - times the $110,000 stepped-up Lifetime Benefit Basis).

               NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider; if we are no longer issuing the rider, the charge will be set by the Company.

     - The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

                                   APPENDIX E
          GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED
               AFTER OCTOBER 29, 2006 BUT BEFORE OCTOBER 29, 2007



Guaranteed Minimum Withdrawal Benefit riders issued after October 29, 2006 but before October 29, 2007 have the same features described in this prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as riders that may be issued after October 29, 2007 in states that have not approved a more current version of this rider.


These riders are subject to the eligibility requirements described below.

                    AGE REQUIREMENTS AT RIDER ISSUE
 TYPE OF CONTRACT                DATE                  ANNUITANT REQUIREMENTS
-----------------  --------------------------------  ---------------------------
Single Owner       Owner must be between ages 45-85  Annuitant must be between ages 45-85

Single             Each Annuitant must be between    Annuitant must be a natural
Owner/Non-Natural  ages 45-85                        person between ages 45-85
Owner                                                on the rider issue date

Jointly Owned      Joint Owners must be spouses;     Annuitants must be natural
Contract           each spouse must be between ages  persons between ages 45-85
                   45-85 on the rider issue date     on the rider issue date


Different Benefit Allocation Models were available at the time these riders were issued. Current contract owners may continue to use the Benefit Allocation Model chosen at the time the rider was issued. However, the currently available Benefit Allocation Models must be used for any riders issued after November 24, 2008 and for any previously issued riders where the contract owner wishes to change investment options.


The current annual charge for these riders is 0.60% of the average monthly Contract Value for the prior Contract Year.

The 10% simple interest benefit and the restart of the simple interest benefit on step up are not available on these riders.

If the guaranteed withdrawals continue past the anticipated Income Payout Date, the Company will allow you to extend that Payout date. However, if you extend the Payout Date beyond age 85 (or 10 years from the Contract Issue Date, if later): (1) all other riders will terminate on that date, and (2) the Company will no longer accept purchase payments under the Contract. Tax consequences may apply. Consult your tax advisor.


On the date of that transfer or change of allocation to an investment option that is not an available Benefit Allocation Model your Lifetime Benefit Basis will be reduced to zero.


The Company determines your GALWA by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage. The table shows the current annual lifetime benefit percentages for these riders.

                   CURRENT ANNUAL LIFETIME BENEFIT PERCENTAGES

                      Joint Annuitants      Joint Annuitants
                      (age difference 5      (age difference
                        yrs or less)            over 5 yrs)
                          Attained               Attained
                       Age of Oldest           Age of Oldest
 Attained Age at        Annuitant at           Annuitant at
 First Withdrawal     First Withdrawal      First Withdrawal
------------------   -------------------   --------------------
 Age    Percentage    Age    Percentage     Age    Percentage
-----   ----------   -----   -----------   -----   ------------
45-58        4%      45-58         3%      45-58        2%
59-64        5%      59-64         4%      59-64        3%
65-69      5.5%      65-69       4.5%      65-69      3.5%
70-74        6%      70-74         5%      70-74       4%
 75+       6.5%       75+        5.5%       75+       4.5%
                     If only one           If only one
                     Annuitant is living   Annuitant is
                     at the time of your   living at the
                     first withdrawal,     time of your
                     the percentages       first withdrawal,
                     shown above           the percentages
                     currently will be     shown above
                     increased by 1%.      currently will be
                                           increased by 2%.

The Lifetime Benefit Basis as of the rider issue date is equal to: (i) your initial Net Purchase Payment and any applicable Contract Value Increase Enhancements, if the rider is issued at Contract issue; (ii) your Contract Value, if the rider is issued after the Contract Issue Date; (iii) the greater of the Guaranteed Minimum Accumulation Benefit Basis or the Contract Value as of the rider issue date, if the rider is issued as a conversion from a Guaranteed Minimum Accumulation Benefit rider; or (iv) the continuation amount, if the rider is issued as a result of spousal continuation.

You may only elect to step up your Lifetime Benefit Basis to equal your current Contract Value on a monthly anniversary (a monthly anniversary is the same day each month as your rider issue date) on or following your third rider anniversary (and on any monthly anniversary or following each subsequent third rider step-up anniversary).


You may step-up the Lifetime Benefit Basis provided:


     (a)  your Contract Value is greater than zero;

     (b) your Contract Value is greater than the Lifetime Benefit Basis as of the step-up date;

     (c) the Annuitant (or oldest Annuitant, if there are joint Annuitants) is age 85 or younger as of the step-up date; and

     (d) the Company receives your Written Request to step-up the Lifetime Benefit Basis at its Home Office.

The step-up date will be the monthly anniversary following the receipt of your Written Request.

                                      * * *

                                    EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 64. This means:


     -    The Lifetime Benefit Basis is $100,000; and


     - The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 x $100,000).


     - All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will reduce the Contract Value and result in additional adjustments to the Lifetime Benefit Basis unless the owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.


     - The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and



     - The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new Lifetime Benefit Basis.


EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 x 5%) before the first Contract Anniversary.


     - The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and


     - The GALWA is $5,000, this does not change because the withdrawal does not exceed the $5,000 GALWA.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred.


     - The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $1 5,000.



     - The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis).



     - The Lifetime Benefit Basis is adjusted to $65,000 since the $50,000 withdrawal exceeds the $6,325 GALWA. The adjusted amount is the lesser of (1) or (2) below:



               1.   The prior Lifetime Benefit Basis less the withdrawal:
                    $115,000 -$50,000 = $65,000; or


               2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.


     - The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age 67) of the new Lifetime Benefit Basis.


EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).


     - The Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.


     - The guaranteed minimum withdrawal at this time (before the $50,000 withdrawal) is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis.


     - The Lifetime Benefit Basis is adjusted to $30,000 since the withdrawal exceeds the $6,325 GALWA. The adjusted value is the lesser of (1) or
          (2) below:



               1.   The prior Lifetime Benefit Basis less the withdrawal:
                    $115,000 -$50,000 = $65,000; or


               2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000


     -    The GALWA is $1,650, which is 5.5% of the new Lifetime Benefit Basis.


EXAMPLE 5 (STEP-UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken and the value of the Contract on the third Contract Anniversary is $125,000.


     - The existing Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.



     - The Owner chooses to step-up the Lifetime Benefit Basis to the Contract Value of $125,000.



     - The guaranteed annual lifetime withdrawal at after the step-up is $6,875 (5.5% rate for age 67 times the $125,000 stepped-up Lifetime Benefit Basis).



     - NOTE: If the Owner chooses to step-up the Lifetime Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step-up.


     - NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider, we are no longer issuing the rider, the charge will be set by the Company.

EXAMPLE 6 (STEP-UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional no withdrawals have been taken. The Value of the Contract on the third Contract Anniversary is $110,000.


     - The Lifetime Benefit Basis is $100,000. Since withdrawals began immediately, the Lifetime Benefit Basis did not increase.



     - The Owner chooses to step-up the Lifetime Benefit Basis to the Contract Value of $110,000.



     - The guaranteed annual lifetime withdrawal at after the step-up is $5,500 (5% rate for age 64 -- the age at the time of the first withdrawal from the Contract - times the $110,000 stepped-up Lifetime Benefit Basis).



     - NOTE: If the Owner chooses to step-up the Lifetime Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step-up.


     - NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider. If the Company is no longer issuing the rider, then it will set the charge.

                                   APPENDIX F
                  GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS
                         ISSUED BEFORE OCTOBER 30, 2006



Guaranteed Minimum Withdrawal Benefit riders issued before October 30, 2006 have the same features described in this prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is only applicable to riders issued before October 30, 2006 as well as riders issued after October 30, 2006 but before November 24, 2008 in states that had not approved a more current version of this rider. The Company is no longer issuing riders in this form.



These riders are subject to the eligibility requirements described below.



                           AGE REQUIREMENTS AT RIDER ISSUE
    TYPE OF CONTRACT                     DATE                      ANNUITANT REQUIREMENTS
------------------------   --------------------------------   --------------------------------
Single Owner               Owner must be between ages 45-85   Annuitant must be between ages
                                                              45-85

Single Owner/Non-Natural   Each Annuitant must be between     Annuitant must be a natural
Owner                      ages 45-85                         person between ages 45-85 on the
                                                              rider issue date

Jointly Owned Contract     Joint Owners must be spouses;      Annuitants must be natural
                           each spouse must be between        persons between ages 45-85 on
                           ages 45-85 on the rider issue      the rider issue date
                           date



Different Benefit Allocation Models were available at the time these riders were issued. Current contract owners may continue to use the Benefit Allocation Model chosen at the time the rider was issued. However, the currently available Benefit Allocation Models must be used for any previously issued riders where the contract owner wishes to change investment options.



The 10% simple interest benefit and the restart of the simple interest benefit on step up are not available on these riders.



If the guaranteed withdrawals continue past the anticipated Income Payout Date, the Company will allow you to extend that Payout date. However, if you extend the Payout Date beyond age 85 (or 10 years from the Contract Issue Date, if later): (1) all other riders will terminate on that date, and (2) the Company will no longer accept purchase payments under the Contract. Tax consequences may apply. Consult your tax advisor.



On the date of that transfer or change of allocation to an investment option that is not an available Benefit Allocation Model your Lifetime Benefit Basis will be reduced to zero.



The Company determines your GAWA by multiplying the Benefit Basis by the current annual withdrawal benefit percentage of 7%. Similarly, the Company determines your GALWA by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage shown on your Rider Data Page. The annual lifetime benefit percentage currently is 4% for Annuitant less than age 60 on the rider date and it currently is 5% for Annuitants age 60 or more on the rider date.



You may only elect to step up your Lifetime Benefit Basis to equal your current Contract Value on a monthly anniversary (a monthly anniversary is the same day each month as your rider issue date) on or following your fifth rider anniversary (and on any monthly anniversary or following each subsequent fifth rider step-up anniversary).



The step-up date will be the monthly anniversary following the receipt of your Written Request. An automatic step up feature is not available.



The current annual charge for these riders is 0.50% of the average monthly Contract Value for the prior Contract Year.

Required minimum distributions from a Contract greater than the guaranteed withdrawals are considered excess withdrawals.



Conversion from a Guaranteed Minimum Accumulation rider is only available on the Contract Anniversary and are converted based on Contract Value.



                                      * * *



BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means:



     -    the Benefit Basis is $100,000;



     -    the remaining withdrawal amount is $100,000;



     -    the guaranteed annual withdrawal amount (GAWA) is $7,000;



     -    the Lifetime Benefit Basis is $100,000; and



     -    the guaranteed annual lifetime withdrawal amount (GALWA) is $4,000.



Any surrender charge and/or market value adjustment, if applicable, will further reduce the Contract Value and result in additional adjustments to the Benefit Basis and Lifetime Benefit Basis unless the owner chooses to have those charges deducted from the amount they receive.



EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.



     - the Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment;



     - the remaining withdrawal amount is $150,000, which is the prior remaining withdrawal amount plus the additional purchase payment;



     -    the GAWA is $10,500, which is 7% of the new Benefit Basis;



     - the Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and



     -    the GALWA is $6,000, which is 4% of the new Lifetime Benefit Basis.



EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN AFTER THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,000) after the first Contract Anniversary.



     - the Benefit Basis is $100,000, this does not change because the withdrawal is less then the $7,000 GAWA;



     - the remaining withdrawal amount is $96,000, the prior remaining withdrawal amount minus the $4,000 guaranteed withdrawal;



     - the GAWA is $7,000, this does not change because the withdrawal is less then the $7,000 GAWA;



     - the Lifetime Benefit Basis is $100,000, this does not change because the guaranteed withdrawal does not exceed the $4,000 GALWA; and



     - the GALWA is $4,000, this does not change because the guaranteed withdrawal does not exceed the $4,000 GALWA.



EXAMPLE 3 (GUARANTEED ANNUAL WITHDRAWALS START AFTER THE FIRST ANNIVERSARY):
Starting with the Base Assumptions, the Owner withdraws the GAWA ($7,000) after the first Contract Anniversary and Contract Value is $110,000 at the time of the withdrawal.



     - The Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $7,000 GAWA;



     - The remaining withdrawal amount is $93,000, the prior remaining guaranteed withdrawal amount minus the $7,000 withdrawal;



     - The GAWA is $7,000, this does not change because the guaranteed withdrawal does not exceed the $7,000 GAWA;



     - the Lifetime Benefit Basis is adjusted to $93,000 since the guaranteed withdrawal exceeds the $4,000 GALWA, this value is adjusted to be the lesser of (1) or (2) below:



               1.   the prior Lifetime Benefit Basis less the withdrawal:
                    $100,000 - $7,000 = $93,000; or



               2. the Contract Value after the withdrawal: $110,000 - $7,000 = $103,000.



     -    The GALWA is $3,720, which is 4% of the new Lifetime Benefit Basis.



     - Note: While this withdrawal amount is allowed under the terms of the GAWA, it is an excess withdrawal under the terms of the GALWA.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE EXCEEDS THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).



     - The Benefit Basis is adjusted to $50,000 since the guaranteed withdrawal exceeds the $7,000 GALWA. The adjusted value is calculated as the lesser of (1) or (2) below:



               1. The prior Benefit Basis less the withdrawal: $100,000 - $50,000 = $50,000; or



               2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.



     - The remaining withdrawal amount is adjusted to $50,000 since the guaranteed withdrawal exceeds the $7,000 GAWA. The adjustment is calculated as the lesser of (1) or (2) below:



               1.   The prior remaining withdrawal amount less the withdrawal:
                    $100,000 - $50,000 = $50,000; or



               2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.



     -    The GAWA is $3,500, which is 7% of the new Benefit Basis;



     - The Lifetime Benefit Basis is adjusted to $50,000 since the guaranteed withdrawal exceeds the $4,000 GALWA. The adjusted amount is the lesser of (1) or (2) below:



               1.   The prior Lifetime Benefit Basis less the withdrawal:
                    $100,000 - $50,000 = $50,000; or



               2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.



     -    The GALWA is $2,000, which is 4% of the new Lifetime Benefit Basis.



EXAMPLE 5 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).



     - The Benefit Basis is adjusted to $30,000 since the guaranteed withdrawal exceeds the $7,000 GALWA. The adjusted basis is the lesser of (1) or (2) below:



               1. The prior Benefit Basis less the withdrawal: $100,000 - $50,000 = 50,000; or



               2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000.



     - The remaining withdrawal amount is adjusted to $30,000 since the guaranteed withdrawal exceeds the $7,000 GAWA. The value is adjusted to be the lesser of (1) or (2) below:



               1.   The prior remaining withdrawal amount less the withdrawal:
                    $100,000 - $50,000 = $50,000; or



               2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000.



     -    The GAWA is $2,100, which is 7% of the new Benefit Basis;



     - The Lifetime Benefit Basis is adjusted to $30,000 since the guaranteed withdrawal exceeds the $4,000 GALWA. The adjusted value is the lesser of (1) or (2) below:



               1.   The prior Lifetime Benefit Basis less the withdrawal:
                    $100,000 - $50,000 = $50,000; or



               2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000



     -    The GALWA is $1,200, which is 4% of the new Lifetime Benefit Basis.

                                   APPENDIX G
         GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED
               AFTER OCTOBER 29, 2006 BUT BEFORE NOVEMBER 24, 2008



Guaranteed Minimum Accumulation Benefit riders issued after October 29, 2006 but before November 24, 2008 have the same features discussed in this prospectus, except as described in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as new riders that may be issued in states that have not approved a more current version of this rider.


A 7-year benefit is not available.


Different Benefit Allocation Models were available at the time these riders were issued. Current contract owners may continue to use the Benefit Allocation Model chosen at the time the rider was issued. However, the currently available Benefit Allocation Models must be used for any riders issued after November 24, 2008 and for any previously issued riders where the contract owner wishes to change investment options.


The current annual charge for these riders is 0.50% of the average monthly Contract Value for the prior Contract Year. Annual charges for these riders are non-refundable.

                                      * * *

                                    EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The adjustment to the Benefit Basis is $50,000 which is the greater of:

     -    The withdrawal of $50,000; or

     - The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):

               1.   partial withdrawal amount: $50,000;

               2.   Contract Value immediately prior to the withdrawal:
                    $150,000;

               3.   the Benefit Basis immediately prior to the withdrawal:
                    $100,000;

     - So the proportion of the Benefit Basis withdrawn: ($50,000/ $150,000)*$100,000 = $33,333.33

     - Therefore the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The adjustment to the Benefit Basis is $62,500 which is the greater of:

     -    The prior Benefit Basis less the withdrawal of $50,000; or

     - The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):

               1.   partial withdrawal amount: $50,000;

               2.   Contract Value immediately prior to the withdrawal: $80,000;

               3.   the Benefit Basis immediately prior to the withdrawal:
                    $100,000;

     -    So the proportion of the Benefit Basis withdrawn:
          ($50,000/$80,000)*$100,000 = $62,500

     - Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP-UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th anniversary the Contract Value is $135,000.

     -    The existing Benefit Basis is $100,000.

     - The Owner chooses to step-up the Benefit Basis to the account value of $135,000.

     - The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step-up date).

     - NOTE: If the Owner chooses to step-up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step-up.

     - NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider. If the Company is no longer issuing the rider, then it will set the charge.

                                   APPENDIX H
                 GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS
                         ISSUED BEFORE OCTOBER 30, 2006



Guaranteed Minimum Accumulation Benefit riders issued before October 30, 2006 have the same features discussed in this prospectus, except as described in this Appendix. This discussion is applicable to riders issued before October 30, 2006 as well as riders issued after October 30, 2006 but before November 24, 2008 in states where a more current rider had not been approved. The Company is no longer issuing riders in this form.



A 7-year benefit is not available.



Different Benefit Allocation Models were available at the time these riders were issued. Current contract owners may continue to use the Benefit Allocation Model chosen at the time the rider was issued. However, the currently available Benefit Allocation Models must be used for any previously issued riders where the contract owner wishes to change investment options.



On your fifth rider anniversary (and each subsequent fifth rider anniversary for a renewal benefit period, or new benefit period following a step-up) you have the one time opportunity to "step-up" your GMAB Benefit Basis to equal your current Contract Value and begin a new benefit period of the same duration as the prior benefit period. This option is available provided all of the following four conditions are met:



     (1) the expiration date for the new benefit period does not extend past the Contract Anniversary following the Annuitant's 85th birthday or 10 years from the Contract Issue Date, if later;



     (2)  your Benefit Basis is greater than zero;



     (3) your Contract Value is greater than the Benefit Basis as of the step-up date; and



     (4) the Company receives your written request to step-up the benefit by its Mailing Agent at least thirty (30) days before the end of the fifth (5th) rider year for the benefit period. The step-up date will be the rider anniversary as of the end of that rider year.



                                      * * *



BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the owner chooses to have those charges deducted from the amount they receive.



EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.



EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE EXCEEDS THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).



     - The adjustment to the Benefit Basis is $50,000 which is the greater of:



     -    The withdrawal of $50,000; or



     - The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):



               1.   partial withdrawal amount: $50,000;



               2.   Contract Value immediately prior to the withdrawal: $150,000



               3.   the Benefit Basis immediately prior to the withdrawal:
                    $100,000



     - So the proportion of the Benefit Basis withdrawn: ($50,000 / $150,000)*$100,000 = $33,333.33



     - Therefore the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).



     - The adjustment to the Benefit Basis is $62,500 which is the greater of:



     -    The prior Benefit Basis less the withdrawal of $50,000; or



     - The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):



               1.   partial withdrawal amount: $50,000;



               2.   Contract Value immediately prior to the withdrawal: $80,000



               3.   the Benefit Basis immediately prior to the withdrawal:
                    $100,000



     - So the proportion of the Benefit Basis withdrawn: ($50,000 / $80,000)*$100,000 = $62,500



     - Therefore the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS

         The Contract
         Incontestability
         Misstatement of Age or Gender
         Participation
         Section 403(b) Contract Loans
         Loan Amounts
         Loan Processing
         Loan Interest

PRINCIPAL UNDERWRITER

VARIABLE INCOME PAYMENTS

         Assumed Investment Rate
         Amount of Variable Income Payments
         Income Unit Value

OTHER INFORMATION

EXPERTS

FINANCIAL STATEMENTS

You may obtain a copy of the Statement of Additional Information free of charge by writing to or calling the Company at the Home Office.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. All required financial statements are included in Part B of this registration statement.

(b)  Exhibits

          1.(A) Resolution of the board of directors of CUNA Mutual Life Insurance Company establishing CUNA Mutual Variable Annuity Account ("Registrant"). Filed herewith.

          1.(B) Certified resolution of the board of directors of CUNA Mutual Insurance Society approving the merger between CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company and the name change of the variable account. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          2.       Not Applicable.

          3.(A) Amended and Restated Distribution Agreement Between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (B) Amended and Restated Servicing Agreement related to the Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective January 1, 2008. Incorporated herein by reference on initial registration statement to Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          4.(A)(i) Variable Annuity Contract. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

                   (ii) Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006.

                   (iii) Variable Annuity Contract. Incorporated herein by
                         reference to post-effective amendment 3 to Form N-4 registration statement (File no. 333-116426) with the Commission on November 15, 2005.

                   (iv) Variable Annuity Contract. Incorporated herein by reference to post- effective amendment 9 to Form N-4 registration statement (File no. 333-116426) with the Commission on September 14, 2007.

                   (v) Variable Annuity Contract. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (B)(i) Fixed Account Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

                   (ii) Fixed Account Endorsement. Form 2006-VAFIXED. Incorporated herein by reference to post-effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006.

                   (iii) Fixed Account Endorsement. Form No. 2006-VAFIXED.
                         Incorporated herein by reference to initial registration statement to Form N-4 registration statement (File No. 333-148426) filed with the Commission on January 2, 2008.

          (C)(i) Loan Account Endorsement. Form No. 2004-VALOAN. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

                   (ii) Loan Account Endorsement. Form No. 2004-VALOAN. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (D)(i) Additional Income Option Endorsement. Form No. 2004-VAIO. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

                   (ii) Additional Income Option Endorsement. Form No. 2004-VAIO. Incorporated herein by reference on initial registration statement to Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (E)(i) 3% Annual Guarantee Death Benefit Rider. Form No. 2004-3AG-RV1. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

                   (ii) 3% Annual Guarantee Death Benefit Rider. Form No. 2004-3AG-RV1. Incorporated herein by reference to initial registration statement on

                         Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (F)(i) Earnings Enhanced Death Benefit Rider. Form No. 2004-EE-RVI. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

                   (ii) Earnings Enhanced Death Benefit Rider. Form No. 2004-EE-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (G)(i) Maximum Anniversary Value Death Benefit Rider. Form No. 2004-MAV-RVI. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

                   (ii) Maximum Anniversary Value Death Benefit Rider. Form No. 2004-MAV-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (H)(i) Change of Annuitant Endorsement. Form 2006-COA. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

                   (ii) Change of Annuitant Endorsement. Form 2006-COA. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (I)(i) Income Payment Endorsement. Form No. 2004-IPI . Incorporated herein by reference to post-effective amendment 2 to Form N-4 registration statement (File No. 333-116426) with the Commission on April 28, 2005.

                   (ii) Income Payment Endorsement. Form No. 2004-IPI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (J)(i) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2006-GMWB-RV1. Incorporated herein by reference to post-effective amendment 3 to Form N-4 registration statement (File No. 333-116426) with the Commission on November 15, 2005.

                   (ii) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2006-GMWB-RV1. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-

                         116426) with the Commission on August 31, 2006.

                   (iii) Guaranteed Minimum Withdrawal Benefit Rider. Form No.
                         2007-GMWB. Incorporated herein by reference to post-effective amendment 9 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

                   (iv) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2007-GMWB. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (K)(i) Guaranteed Minimum Accumulation Benefit Rider. Incorporated herein by reference to post-effective amendment 3 to Form N-4 registration statement (File No. 333-116426) with the Commission on November 15, 2005.

                   (ii) Guaranteed Minimum Accumulation Benefit Rider. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

                   (iii) Guaranteed Minimum Accumulation Benefit Rider. Form No.
                         2006-GMAB-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

                   (iv) Guaranteed Minimum Accumulation Benefit Rider with 7-Year Benefit Period. Form No. 2008-GMAB-7. Filed herewith.

                   (v) Guaranteed Minimum Accumulation Benefit Rider with 10-Year Benefit Period. Form No. 2008-GMAB-10. Filed herewith.

          (L)(i) Spouse Beneficiary Death Benefit Rider. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

                   (ii) Spouse Beneficiary Death Benefit Rider. Form No. 2006-SPDB-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (M)(i) Guaranteed Minimum Withdrawal Benefit Rider with Maximum Anniversary Value Death Benefit. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

                   (ii) Guaranteed Minimum Withdrawal Benefit Rider with Maximum Anniversary Value Death Benefit. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (N)(i) Guaranteed Minimum Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

                   (ii) Guaranteed Minimum Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (O)(i) Purchase Payment Credit Benefit Endorsement. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

                   (ii) Purchase Payment Credit Benefit Endorsement. Form No. 2007-PPC Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (P)(i) Spousal Continuation Endorsement. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

                   (ii) Spousal Continuation Endorsement. Form No. 2006-SPContinue. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (Q)(i) Change of Annuitant Endorsement. Incorporated herein by reference to post-effective amendment 8 to Form N-4 registration statement (File No. 333-116426) with the Commission on April 27, 2007.

                   (ii) Change of Annuitant Endorsement. Form No. 2006-COA. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (R)(i) Roth IRA Endorsement. Incorporated herein by reference to post-effective amendment 8 to Form N-4 registration statement (File No. 333-116426) with the Commission on April 27, 2007.

                   (ii) Roth IRA Endorsement. Form No. 2006-VA-Roth. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (S)(i) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit - Data Page. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

                   (ii) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit - Data Page, Form DP-2007-VA-PPC. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (T)(i) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit Endorsement. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

                   (ii) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit Endorsement. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (U)(i) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No.
                   2008-ILGLWB-MG. Filed herewith.

                   (ii) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2008-ILGLWB. Filed herewith.

          (V)(i) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2008-INGLWB. Filed herewith.

                   (ii) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2008-INGLWB-MG. Filed herewith.

          5.(A)(i) Variable Annuity Application. Incorporated herein by reference to Form N-4 post-effective amendment no. 2 (File No. 333-148426) filed with the Commission on August 25, 2008.

                   (ii)  Variable Annuity Application. Filed herewith.

          6.(A) Certificate of Existence of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-

                         148426) filed with the Commission on January 2, 2008.

                   (B) Amended and Restated Articles of Incorporation. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

                   (C) Amended and Restated Bylaws. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          7.       Not Applicable.

          8.(A)(i) Rule 22c-2 Shareholder Information Agreement between Ultra
                   Series Fund and CUNA Mutual Life Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-4 post-effective amendment no. 9 (File No. 333-40304) filed with the Commission on April 27, 2007.

                   (ii) Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Insurance Society effective October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          B(i) Participation Agreement between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and the CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

                   (ii) Services Agreement between Allianz Global Investors Distributors LLC and CUNA Brokerage Services, Inc., effective May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

                   (iii) Selling Agreement between Allianz Global Investors
                         Distributors LLC (distributor of the PIMCO Variable Insurance Trust) and CUNA Brokerage Services, Inc., effective May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

                   (iv) Participation Agreement Amendment 1, between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and the CUNA Mutual Insurance Society dated May 1, 2008. Filed herewith.

          (C)(i) Participation Agreement between AIM Variable Insurance Funds, AIM Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage

                   Services, Inc., dated October 1, 2002. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

                   (ii) Amendment No. 1 between AIM Variable Insurance Funds, AIM Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., effective May 1, 2004. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

                   (iii) Amendment No. 2 to the Participation Agreement between
                         AIM Investments and the CUNA Mutual Insurance Society dated March 19, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

                   (iv) Distribution Agreement between CUNA Brokerage Services, Inc., and Invesco Aim Distributors, Inc., dated April 9, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

                   (v) Rule 22c-2 Shareholder Information Agreement between AIM Investment Services, Inc. and CUNA Mutual Insurance Society effective October 16, 2006. Filed herewith.

          D(i) Participation Agreement between Van Kampen Life Investment Trust, Van Kampen Asset Management, Van Kampen Funds Inc. and the CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

                   (ii) Amendment to Participation Agreement between Van Kampen Life Investment Trust, Van Kampen Asset Management, Van Kampen Funds Inc. and the CUNA Mutual Insurance Society dated June 15, 2008. Filed herewith.

          (E)(i) Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, dated February 20, 1997. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

                   (ii) Amendment No. 1 between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, effective September 21, 1999. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

                   (iii) Amendment No. 2 to the Participation Agreement between
                         Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, effective October 1, 2002. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

                   (iv) Amendment No. 3 to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, effective July 31, 2005. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

                   (v) Amendment No. 4 to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and the CUNA Mutual Life Insurance Company, effective December 31, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

                   (vi) Fifth Amendment to Participation Agreement between OppenheimerFunds, Oppenheimer Variable Account Funds and the CUNA Mutual Insurance Society effective May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

                   (vii) Sixth Amendment to Participation Agreement between
                         OppenheimerFunds, Oppenheimer Variable Account Funds and the CUNA Mutual Insurance Society effective July 8, 2008. Filed herewith.

          (F)(i) Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 1, 2004. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

                   (ii) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 3, 2004. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

                   (iii) Amendment to Participation Agreement between Franklin
                         Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc.,

                         CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated June 5, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

                   (iv) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., the CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc., effective December 31, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

                   (v) Amendment No. 4 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and the CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

                   (vi) Rule 22c-2 Shareholder Information Agreement between Franklin/Templeton Distributors, Inc. CUNA Mutual Life Insurance Company dated April 16, 2007. Filed herewith.

          9. Opinion and Consent of Counsel. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

          10.(i)   Deloitte & Touche LLP Consent. Filed herewith.

                   (ii)  KPMG Consent. Filed herewith.

                   (iii) Ernst & Young LLP Consent. Filed herewith.

          11.      Not applicable

          12.      Not applicable.

          13.      Powers of Attorney. Filed herewith.

                   A.    Power Attorney (Eldon R. Arnold). Filed herewith.

                   B.    Power Attorney (Loretta M. Burd). Filed herewith.

                   C.    Power Attorney (William B. Eckhardt). Filed herewith.

                   D.    Power Attorney (Joseph J. Gasper, Jr.). Filed herewith.

                   E.    Power Attorney (Bert J. Hash, Jr.). Filed herewith.

                   F.    Power Attorney (Robert J. Marzec). Filed herewith.

                   G.    Power Attorney (Victoria W. Miller). Filed herewith.

                   H.    Power Attorney (C. Alan Peppers). Filed herewith.

                   I.    Power Attorney (Jeff Post). Filed herewith.

                   J.    Power Attorney (Randy M. Smith). Filed herewith.

                   K.    Power Attorney (Farouk D. G. Wang). Filed herewith.

                   L.    Power Attorney (Larry T. Wilson). Filed herewith.

                   M.    Power Attorney (James W. Zilinski). Filed herewith.

      ITEM 25. DIRECTORS AND OFFICERS OF THE CUNA Mutual Insurance Society

NAME AND PRINCIPAL BUSINESS ADDRESS   POSITIONS AND OFFICE WITH DEPOSITOR
-----------------------------------   -----------------------------------
Eldon R. Arnold                       Director
5401 West Dirksen Pkwy
Peoria, IL 61607

Loretta M. Burd                       Director & Chairman of the Board
1430 National Road
Columbus, IN 47201

William B. Eckhardt                   Director
4000 Credit Union Drive, #600
Anchorage, AK 99503

Joseph J. Gasper, Jr.                 Director
5525 Parkcenter Circle
Dublin, OH 73017

Bert J. Hash, Jr.                     Director
7 East Redwood Street, 17th Floor
Baltimore, MD 21202

Robert J. Marzec                      Director
Retired

Victoria W. Miller                    Director
One CNN Center
Atlanta, GA 30303

C. Alan Peppers                       Director & Vice Chairman of the Board
3700 East Alameda Avenue
Denver, CO 80209

Jeff Post                             Director
5910 Mineral Point Road
Madison, WI 53705

Randy M. Smith                        Director
1 Randolph Brooks Parkway
Live Oak, TX 78223

Farouk D.G. Wang                      Director
2525 Maile Way
Honolulu, HI 96822

Larry T. Wilson                       Director
1000 Saint Albans Drive
Raleigh, NC 27609

James W. Zilinski                     Director
700 South Street
Pittsfield, MA 01201

EXECUTIVE OFFICERS

David P. Marks*                       CUNA Mutual Insurance Society
                                      Executive Vice President and Chief Investment Officer

Jeffrey D. Holley*                    CUNA Mutual Insurance Society
                                      Executive Vice President and Chief Finance Officer

David Lundgren*                       CUNA Mutual Insurance Society
                                      Executive Vice President and Chief Products Officer

Jeff Post*                            CUNA Mutual Insurance Society
                                      President and Chief Executive Officer

Robert N. Trunzo*                     CUNA Mutual Insurance Society
                                      Executive Vice President and Chief Sales Officer

*    Principal place of business is 5910 Mineral Point Road, Madison, WI 53705.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

The registrant is a segregated asset account of CUNA Mutual Insurance Society and is therefore owned and controlled by the CUNA Mutual Insurance Society. The CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the CUNA Mutual Insurance Society and may be considered to be under common control with the registrant or the CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                          CUNA Mutual Insurance Society
                  Organizational Chart As Of November 14, 2008

CUNA MUTUAL INSURANCE SOCIETY
State of domicile: Iowa

CUNA MUTUAL INSURANCE SOCIETY, EITHER DIRECTLY OR INDIRECTLY, IS THE CONTROLLING COMPANY OF THE FOLLOWING WHOLLY-OWNED SUBSIDIARIES:

1.   CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

     CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

     a.   CUMIS Insurance Society, Inc.
          State of domicile: Iowa

          CUMIS Insurance Society, Inc. is the owner of the following subsidiary:

          (1)  CUMIS Specialty Insurance Company, Inc.
               State of domicile: Iowa

     b.   CUNA Brokerage Services, Inc.
          State of domicile: Wisconsin

     c.   CUNA Mutual General Agency of Texas, Inc.
          State of domicile: Texas

     d.   MEMBERS Life Insurance Company
          State of domicile: Iowa

     e.   International Commons, Inc.
          State of domicile: Wisconsin

     f.   CUNA Mutual Insurance Agency, Inc.
          State of domicile: Wisconsin

     g.   Stewart Associates Incorporated
          State of domicile: Wisconsin

     h.   CUNA Mutual Business Services, Inc.
          State of domicile: Wisconsin

     i.   Lending Call Center Services, LLC
          State of domicile: Delaware

     j.   MEMBERS Capital Advisors, Inc.
          State of domicile: Iowa
          MEMBERS Capital Advisors, Inc. is the investment adviser to Registrant

     k.   CMG Co-Investment Fund GP, Inc., General Partner
          State of domicile: Delaware

     l.   CMG Student Lending Services, LLC
          State of domicile: Delaware

2.   CUNA Caribbean Insurance Society Limited
     Country of domicile: Trinidad and Tobago, West Indies

     CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

     a.   CUNA Caribbean Insurance Services Limited
          Country of domicile: Trinidad and Tobago, West Indies

3.   CUNA Mutual Australia Holding Company Pty. Ltd.
     Country of domicile: Australia

     CUNA Mutual Australia Holding Company Pty. Ltd. is the owner of the following subsidiaries:

     a.   CUNA Mutual Life Australia, Limited
          Country of domicile: Australia

     b.   CUNA Mutual Australia, Ltd.
          Country of domicile: Australia

     CUNA Mutual Australia Ltd. is the owner of the following subsidiaries:

          (1)  CUNA Mutual Insurance Brokers Pty Ltd.
               Country of domicile: Australia

          (2)  CUNA Mutual Technology Services Australia Pty Ltd.
               Country of domicile: Australia

          (3)  CUNA Mutual Underwriting [Agencies] Pty Ltd.
               Country of domicile: Australia

4.   CUNA Mutual Group Holdings Europe, Ltd.
     Country of domicile: Ireland

     CUNA Mutual Group Holdings Europe, Ltd. is the owner of the following subsidiaries:

     a.   CUNA Mutual Group Services (Ireland) Limited
          Country of domicile: Ireland

     b.   CUNA Mutual Life Assurance (Europe), Limited
          Country of domicile: Ireland

     c.   CUNA Mutual General Risk Services (Ireland) Limited
          Country of domicile: Ireland

     d.   CUNA Mutual Group, Limited
          Country of domicile: United Kingdom

5.   CMG Servicious de Mexico, S. de R. L. de C.V.
     Country of domicile: Mexico

6.   6834 Hollywood Boulevard, LLC
     State of domicile: Delaware

7.   CMIA Wisconsin, Inc.
     State of domicile: Wisconsin

     CMIA Wisconsin, Inc. is the owner of the following subsidiary:

     a.   League Insurance Agency, Inc.
          State of domicile: Connecticut

          League Insurance Agency, Inc. is the owner of the following subsidiary:

          (1)  Member Protection Insurance Plans, Inc.
               State of domicile: Connecticut

CUNA MUTUAL INSURANCE SOCIETY, EITHER DIRECTLY OR THROUGH A WHOLLY-OWNED SUBSIDIARY, HAS A PARTIAL OWNERSHIP INTEREST IN THE FOLLOWING:

1.   The CUMIS Group Limited
     87.5% ownership by CUNA Mutual Insurance Society
     Country of domicile: Canada

     The CUMIS Group Limited is the owner of the following subsidiaries:

     a.   CUMIS Life Insurance Company
          Country of domicile: Canada

     b.   CUMIS General Insurance Company
          Country of domicile: Canada

     The CUMIS Group Limited is the 50% owner of the following companies:

     a.   Credential Financial, Inc.
          Country of domicile: Canada

     b.   CUIS Brokerage Services Limited
          Country of domicile: Canada

          (1)  WESTCU Insurance Services Limited
               Country of domicile: British Columbia

          (2)  North Shore Insurance Services Ltd.
               Country of domicile: Canada

          (3)  Integris Insurance Services Ltd.
               Country of domicile: British Columbia

          (4)  Interior Savings Insurance Services, Inc.
               Country of domicile: British Columbia

          (5)  Valley First Insurance Services Ltd.
               Country of domicile: British Columbia

          (6)  Coastal Community Insurance Agencies Ltd.
               Country of domicile: British Columbia

2.   Lenders Protection, LLC
     50% ownership by CUNA Mutual Insurance Society
     State of domicile: Delaware

3.   MEMBERS Development Company, LLC
     49% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

     MEMBERS Development Company, LLC, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

     a.   Brightleaf Financial Network, LLC
          State of domicile: Wisconsin

     b.   Procura, LLC
          State of domicile: California

4.   MEMBERS Trust Company
     16.4% ownership by CUNA Mutual Insurance Society
     State of domicile: Florida

5.   CMG Mortgage Insurance Company
     50% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

6.   CMG Mortgage Assurance Company
     50% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

7.   CMG Mortgage Reinsurance Company
     50% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

8.   Credit Union Service Corporation
     2.6% ownership by CUNA Mutual Investment Corporation
     State of domicile: Georgia

9.   CUNA Strategic Services, Inc.
     0.13% ownership by CUNA Mutual Insurance Society
     State of domicile: Wisconsin

10.  Producers Ag Insurance Group, Inc.
     22% ownership by CUNA Mutual Investment Corporation
     State of domicile: Delaware

11.  Credit Union Acceptance Company, LLC
     9.56% ownership by CUNA Mutual Insurance Society
     State of domicile: Texas

CUNA MUTUAL INSURANCE SOCIETY, EITHER DIRECTLY OR INDIRECTLY, HAS A PARTIAL INTEREST IN THE FOLLOWING PARTNERSHIPS AND LIMITED LIABILITY COMPANIES:

1.   CM CUSO Limited Partnership
     General partner: CUMIS Insurance Society, Inc.
     State of domicile: Washington

2.   CMG Co-Investment Fund Limited Partner, LLC
     State of domicile: Delaware

3.   CMG Master Co-Investment Fund, LP
     General partner: CMG Co-Investment Fund GP, Inc.
     State of domicile: Delaware

ITEM 27. NUMBER OF CONTRACTOWNERS

     As of September 30, 2008 there were 2,359 non-qualified contracts outstanding and 4,404 qualified contracts outstanding.

ITEM 28. INDEMNIFICATION.

     Section 10 of the Amended and Restated Bylaws of the Company and Article XI of CUNA Mutual Insurance Society Amended and Restated Articles of Incorporation together provide for indemnification of officers or directors of CUNA Mutual Insurance Society against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of CUNA Mutual Insurance Society or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

     (a) CUNA Brokerage Services, Inc. is the principal underwriter for the Registrant as well as for the CUNA Mutual Variable Life Insurance Account, MEMBERS Mutual Funds and Ultra Series Fund.

     (b)  Officers and Directors of CUNA Brokerage Services, Inc.

NAME AND PRINCIPAL BUSINESS ADDRESS   POSITIONS AND OFFICE WITH UNDERWRITER
-----------------------------------   ------------------------------------------
Mark E. Backes**                      Director, Vice Chairman & President/CEO
Steve H. Dowden*                      Director & Chairman
Timothy Halevan**                     Chief Compliance Officer
David J. Hughes**                     Secretary & Treasurer
Kevin T. Lenz*                        Director
Tracy K. Lien*                        Assistant Secretary
James H. Metz*                        Director
Pamela M. Krill*                      Vice President, Associate General Counsel
Mark T. Warshauer*                    Director

* The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

** The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

     (c) CUNA Brokerage Services, Inc. is the only principal underwriter. The Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. and the Related Servicing Agreement between the CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. specify the services provided by each party. Those contracts will have been filed as exhibits under Item 24(b)(3) on or before the date of effectiveness of the registration statement covering the contracts described herein. The CUNA Mutual Insurance Society intends to pay a dealer concession of approximately 7.25 percent, as will be more fully described in Schedule A of the Servicing Agreement.


                                      (2)
                                Net Underwriting         (3)             (4)
             (1)                 Discounts and     Compensation on    Brokerage         (5)
Name of Principal Underwriter     Commissions         Redemption     Commissions   Compensation
-----------------------------   ----------------   ---------------   -----------   ------------
CUNA Brokerage Services, Inc.     $14,916,590*            0          $14,469,092*    $447,498*

*    Information as of December 31, 2007.

ITEM 30. LOCATION BOOKS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the CUNA Mutual Insurance Society at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Group, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 31. MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

     (a) The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

     (b) The Registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove and send to the Company for a statement of additional information.

     (c) The Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

     (d) CUNA Mutual Insurance Society represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

     (e) CUNA Mutual Insurance Society represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Insurance Society

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this Registration Statement to be signed in its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin as of this 24th day of November, 2008.

                                        CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                                        (REGISTRANT)


                                        By: /s/ Jeff Post
                                            ------------------------------------
                                            Jeff Post
                                            President and
                                            Chief Executive Officer


                                        CUNA MUTUAL INSURANCE SOCIETY
                                        (DEPOSITOR)


                                        By: /s/ Jeff Post
                                            ------------------------------------
                                            Jeff Post
                                            President and
                                            Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and as of the dates indicated.

SIGNATURE AND TITLE                     DATE
-------------------                     ----


By: /s/ Andrew Michie                   November 24, 2008
    ---------------------------------
    Andrew Michie
    VP - Corporate Controller


By: /s/ Jeffrey D. Holley               November 24, 2008
    ---------------------------------
    Jeffrey D. Holley
    Chief Financial Officer


By: /s/ Jeff Post                       November 24, 2008
    ---------------------------------
    Jeff Post
    Director, President and
    Chief Executive Officer



By: *                                   November 24, 2008
    ---------------------------------
    Eldon R. Arnold
    Director


By: *                                   November 24, 2008
    ---------------------------------
    Loretta M. Burd
    Director and
    Chairman of the Board


By: *                                   November 24, 2008
    ---------------------------------
    William B. Eckhardt
    Director


By: *                                   November 24, 2008
    ---------------------------------
    Joseph J. Gasper
    Director


By: *                                   November 24, 2008
    ---------------------------------
    Bert J. Hash, Jr.
    Director


By: ***                                 November 24, 2008
    ---------------------------------
    Robert J. Marzec
    Director


By: *                                   November 24, 2008
    ---------------------------------
    Victoria W. Miller
    Director


By: *                                   November 24, 2008
    ---------------------------------
    C. Alan Peppers
    Director and
    Vice Chairman of the Board


By: **                                  November 24, 2008
    ---------------------------------
    Randy M. Smith
    Director



By: *                                   November 24, 2008
    ---------------------------------
    Farouk D. G. Wang
    Director


By: *                                   November 24, 2008
    ---------------------------------
    Larry T. Wilson
    Director


By: *                                   November 24, 2008
    ---------------------------------
    James W. Zilinski
    Director

* Signed pursuant to Power of Attorney dated August 12th, 2008, filed electronically with the Registration Statement on November 24, 2008.


By: /s/ Kerry A. Jung
    ---------------------------------
    Kerry A. Jung
    Lead Attorney

                                  EXHIBIT INDEX

1.(A) Resolution of the board of directors of CUNA Mutual Life Insurance Company establishing CUNA Mutual Variable Annuity Account ("Registrant").

4(k)(iv) Guaranteed Minimum Accumulation Benefit Rider with 7-Year Benefit Period. Form No. 2008-GMAB-7.

4(k)(v) Guaranteed Minimum Accumulation Benefit Rider with 10-Year Benefit Period. Form No. 2008-GMAB-10.

4(u)(i) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2008-ILGLWB-MG.

4(u)(ii) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2008-ILGLWB.

4(v)(i) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2008-INGLWB.

4(v)(ii) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2008-INGLWB-MG.

5(a)(ii)  Variable Annuity Application.

8(b)(iv) Participation Agreement Amendment 1, between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and the CUNA Mutual Insurance Society dated May 1, 2008.

8(c)(v) Rule 22c-2 Shareholder Information Agreement between AIM Investment Services, Inc. and CUNA Mutual Insurance Society effective October 16, 2006.

8(D)(ii) Amendment to Participation Agreement between Van Kampen Life Investment Trust, Van Kampen Asset Management, Van Kampen Funds Inc. and the CUNA Mutual Insurance Society dated June 15, 2008.

8(E)(vii) Sixth Amendment to Participation Agreement between OppenheimerFunds,
          Oppenheimer Variable Account Funds and the CUNA Mutual Insurance Society effective July 8, 2008.

8(F)(vi)  Rule 22c-2 Shareholder Information Agreement between
          Franklin/Templeton Distributors, Inc. CUNA Mutual Life Insurance Company dated April 16, 2007.

10(i)     Deloitte & Touche LLP Consent.

10(ii)    KPMG Consent.

10(iii)   Ernst & Young LLP Consent.

13        Powers of Attorney.